UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Response Biomedical Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1781 - 75th Avenue W.

Vancouver, BC

V6P 6P2 CANADA

October 17, 2013

INVITATION TO SHAREHOLDERS

Dear Shareholder,

We are pleased to invite you to attend a Special Meeting of Shareholders (the “Meeting”) to be held on November 7, 2013 at 10:00 a.m. Pacific time, at our headquarters located at 1781-75th Avenue W. Vancouver, BC, Canada. The formal meeting notice and information circular are attached.

At the Meeting, shareholders will be asked to pass an ordinary resolution approving, in accordance with the rules of the Toronto Stock Exchange (“TSX”), the issuance of units (“Units”) of Response Biomedical Corp. (“Response,” the “Company,” “we,” “us,” or “our”) upon conversion of previously issued subscription receipts (the “Subscription Receipts”) at a price of CDN$2.45 per Subscription Receipt (the “Private Placement”). The Subscription Receipts were issued in concurrent brokered and non-brokered private placements. Insiders of the Company that have purchased Subscription Receipts (and their affiliates and associates) will not be entitled to vote on the resolution.

Each Subscription Receipt is automatically exercised into one Unit upon satisfaction of the Escrow Release Conditions (as defined below), and each Unit consists of one common share of the Company (the “Private Placement Shares”) and one-half of one warrant to purchase one common share of the Company (the “Warrants”). In addition, pursuant to an agency agreement entered into with Bloom Burton & Co. Inc. (the “Agent”), the Company will pay the Agent a 5% cash commission on the gross proceeds of the Private Placement (other than proceeds received from certain existing shareholders of the Company) and issue to the Agent warrants to purchase common shares with a value equal to 7% of the gross proceeds of the Private Placement (other than proceeds received from certain existing shareholders of the Company (the “Agent Warrants” and together with the Private Placement Shares and the Warrants, the “Private Placement Securities”). The gross proceeds of the Private Placement will be held in escrow by a third party pending satisfaction of the Escrow Release Conditions, being the approval of the Private Placement, including the issuance of the Private Placement Securities, by disinterested Company shareholders in accordance with the rules of the TSX (the “Escrow Release Conditions”).

It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Meeting. After reading the enclosed information circular, please promptly mark, sign, date and return the enclosed proxy or voting instruction form and the reply card as instructed to ensure that your shares will be represented. Regardless of the number of common shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

Thank you for your ongoing support of Response Biomedical Corp. We look forward to seeing you at the Meeting.

Sincerely yours,

/s/ Jeffrey L. Purvin

Chief Executive Officer

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RESPONSE BIOMEDICAL CORP.

1781 - 75th Avenue W.

Vancouver, BC

V6P 6P2 CANADA

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS AND INFORMATION CIRCULAR

To the Shareholders of Response Biomedical Corp.:

Notice is hereby given that a Special Meeting of the Shareholders of Response Biomedical Corp., will be held on November 7, 2013 at 10:00 a.m. Pacific Time at 1781 – 75th Avenue W., Vancouver, BC for the following purposes:

1.             To consider, and if deemed appropriate, pass an ordinary resolution of disinterested shareholders in accordance with the rules of the Toronto Stock Exchange, providing for the issuance of up to 1,632,653 units of the Company at a price of CDN$2.45, including the participation of insiders of the Company, in exchange for previously issued subscription receipts, as well as certain warrants to purchase common shares issuable to the Company’s agent in connection with the private placement of the subscription receipts, as more particularly set out therein; and

2.             To transact such other business as may be properly brought before our Meeting or any adjournment thereof.

Our board of directors has fixed the close of business on October 2, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at our Meeting and at any adjournment or postponement thereof.

Accompanying this Notice is a Proxy. Whether or not you expect to be at our Meeting, please complete, sign and date the Proxy you received in the mail and return it promptly. If you plan to attend our Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All shareholders are cordially invited to attend the Meeting.

By Order of the Board of Directors,

/s/ Lewis Shuster

Lewis Shuster

Director

October 17, 2013

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RESPONSE BIOMEDICAL CORPORATION

1781 - 75th Avenue W.
Vancouver, BC
V6P 6P2 CANADA

INFORMATION CIRCULAR

The board of directors of Response Biomedical Corp., a British Columbia, Canada corporation, is soliciting the Proxy for use at a Special Meeting of Shareholders to be held on November 7, 2013 at 10:00 a.m. Pacific Time at 1781 - 75th Avenue W. Vancouver, BC V6P 6P2 Canada and at any adjournments or postponements thereof.

A proxy is your legal designation of another person to vote the shares you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our chief executive officer, Jeffrey L. Purvin and our chief financial officer and secretary, William J. Adams, to serve as proxies for the Meeting.

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at the Meeting. As a shareholder, you are invited to attend the Meeting and are requested to vote on the items of business described in this information circular.

The information in this information circular relates to the proposals to be voted on at the Meeting, the voting process, and certain other required information.

This information circular and the accompanying proxy card, the Notice, and voting instructions are being mailed starting on or about October 17, 2013 to all shareholders of record entitled to vote at the Meeting. All information provided in this information circular is given as of October 17, 2013 unless otherwise noted.

A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted “FOR” the issuance of 1,632,653 units of the Company, each unit consisting of one common share of the Company (“Private Placement Shares”) and one-half of one warrant to purchase one common share (each whole warrant, a “Warrant”), pursuant to the conversion of previously issued subscription receipts (the “Subscription Receipts”) and 57,142 warrants to purchase common shares issued to the Company’s agent in connection with the issuance and sale of Subscription Receipts.

The persons named in the enclosed form of proxy are officers and directors of the Company. Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the board of directors.

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On any ballot that may be called for, the common shares represented by a properly executed proxy given in favor of the person(s) designated by management of the Company in the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the common shares will be voted accordingly.

Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions have the same effect as votes “against” the matter. “Broker non-votes” do not constitute a vote “for” or “against” the matter and thus will be disregarded in the calculation of “votes cast.”

The Company’s authorized capital consists of an unlimited number of common shares and no other class of voting securities, and the Company does not have any classes of restricted securities. Shareholders of record at the close of business on October 2, 2013 (the “Record Date”), will be entitled to vote at the Meeting or vote by proxy using the Proxy card that was mailed to you with the Notice. As of the Record Date, 6,577,664 of our common shares without par value were outstanding. Each of our common shares is entitled to one vote. Two people present at the meeting, in person or by proxy, and holding in the aggregate not less than 5% of the issued common shares entitled to vote at our Meeting constitutes a quorum. A majority of the shares present in person or represented by proxy at our Meeting and entitled to vote thereon is required to approve the proposal set forth in this information circular, excluding certain insiders of the Company.

The cost of preparing, assembling and mailing the Notice, information circular, and Proxy card will be borne by the Company. In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians, and nominees will forward proxy soliciting materials to their principals. The Company will not pay for intermediaries to deliver the Notice, information circular, and Proxy card to objecting beneficial holders (as defined in National Instrument 54-101), and objecting beneficial holders will not receive the Notice, information circular, and Proxy card unless their intermediary assumes the cost of delivery.

Shareholder Proposals

Proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2014 must be received by us no later than January 22, 2014, which is 120 days prior to the first anniversary of the mailing date of the previous year’s proxy, in order to be included in our information circular and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the U.S. Securities and Exchange Commission (the “SEC”) for such proposals in order to be included in our information circular.

Shareholders may present proper proposals for inclusion in our information circular and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to our corporate secretary in a timely manner.  For a shareholder proposal to be considered for inclusion in our information circular for our 2014 annual meeting of shareholders, our corporate secretary must receive the written proposal at our principal executive offices no later than January 22, 2014; provided, however, that in the event that we hold our 2014 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2013 annual meeting, we will disclose the new deadline by which shareholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Securities Act”).  Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Response Biomedical Corp., 1781 - 75th Avenue W. Vancouver, BC V6P 6P2 Canada, Attention: Corporate Secretary.

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In the event that we hold our 2014 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2013 annual meeting, then notice of a shareholder proposal that is not intended to be included in our information circular must be received not later than the close of business on the later of the following two dates:

●	the 90th day before such annual meeting: or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our notice of meeting and information circular unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who wish to participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of meeting and information circular and accompanying documents, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please notify your broker, direct your written request to Response Biomedical Corp., Investor Relations; 1781 – 75th Avenue W., Vancouver, BC V6P 6P2 or contact us at 604-456-6010.

If you participate in householding and wish to receive a separate copy of the Notice, information circular, and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare Trust Company, N.A. at P.O. Box 43078, Providence, Rhode Island 02940 or by telephone at (800) 662-7232 or (781) 575-4238.

Additional information relating to the Company is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov. To request hard copies of the Company’s financial statements and management’s discussion and analysis, free of charge, shareholders should contact, Corporate Secretary, at Response Biomedical Corp., 1781 – 75th Avenue W., Vancouver, BC, telephone (604) 456-6010 or fax (604) 456-6066. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.

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PROPOSAL 1 - APPROVAL OF PRIVATE PLACEMENT

Private Placement

We are asking our shareholders to approve the Private Placement of up to 1,632,653 Subscription Receipts at a price of CDN$2.45 per Subscription Receipt (the “Subscription Price”). The Subscription Price represents approximately a 15% discount to the market price of our common shares (determined in accordance with the TSX Company Manual as the volume weighted average price of our common shares on the TSX for the five trading days immediately preceding September 20, 2013, the date on which the Subscription Receipts were priced). This discount is within the allowable discount to market price prescribed in the TSX Company Manual. The Private Placement may be effected in one or more closings.

Each Subscription Receipt will be automatically exercised into a unit of the Company (a “Unit”) upon satisfaction of the Escrow Release Conditions on or before November 24, 2013 (the “Escrow Release Deadline”), each Unit consisting of (i) one common share and (ii) one-half of one Warrant to purchase one common share with an exercise price of CDN$3.58. The total number of common shares to be issued in the Private Placement (including shares issuable upon exercise of the Warrants (the “Warrant Shares”) and including shares issuable upon exercise of the Agent Warrants (the “Agent Warrant Shares”)) is up to 2,506,121, which represents approximately 38.1% of the current issued and outstanding common shares, or 20.7% on a fully-diluted basis. In addition, pursuant to the Agency Agreement described below, we intend to issue Agent Warrants exercisable to purchase up to 57,142 common shares, with an exercise price of CDN$2.45. The gross proceeds of the Private Placement are held in escrow by a third party Subscription Receipt Agent (as discussed below) pending satisfaction of the Escrow Release Conditions, being the approval of the Private Placement, including the issuance of the Private Placement Securities, by disinterested Company shareholders in accordance with the rules of the TSX. If the Escrow Release Conditions are not satisfied by the Escrow Release Deadline, the proceeds from the sale of Subscription Receipts will be returned to the subscribers. If the total amount of 1,632,653 Subscription Receipts are sold, the total consideration received by the Company will be approximately $4,000,000.

The Private Placement, including the participation of insiders of the Company (“Insiders”), is subject to disinterested shareholder approval because greater than 10% of the Private Placement Shares are issuable to Insiders and the Private Placement is in an amount greater than 25% of the Company’s issued and outstanding common shares. In order for the Private Placement to be completed, the resolution approving the Private Placement, as set forth below, must be approved by an ordinary resolution of disinterested shareholders (excluding the 4,079,276 common shares held by Insiders participating in the Private Placement, including their associates and affiliates), present in person or by proxy at the Meeting.

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The Private Placement is also subject to disinterested shareholder approval because the Agent Warrants will have an exercise price less than the “market price” as defined by the TSX Company Manual.

The Subscription Receipts have been offered and sold to “accredited investors” pursuant to exemptions from the registration requirements under the Securities Act, afforded by Section 4(2) thereof or Regulation D promulgated thereunder, in Canada to “accredited investors” and purchasers of more than CDN$150,000 of Subscription Receipts in reliance on National Instrument 45-106 – Prospectus and Registration Exemptions and in Canada and other jurisdictions outside of the United States in reliance on Regulation S promulgated under the Securities Act. Set forth below are the material terms of the Private Placement.

THIS SUMMARY OF THE TERMS OF THE Private Placement IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE Private Placement; HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE FORM OF SUBSCRIPTION AGREEMENT, SUBSCRIPTION RECEIPT AGREEMENT AND AGENCY AGREEMENT IN THEIR ENTIRETY, WHICH WE HAVE INCLUDED AS ANNEXES A , B AND C, RESPECTIVELY, TO THIS PROXY STATEMENT. YOU SHOULD READ THIS SUMMARY TOGETHER WITH THESE DOCUMENTS.

Summary of the Terms of the Subscription Agreement

The Company and subscribers for Subscription Receipts (the “Subscribers”) have entered into Subscription Agreements and any additional Subscribers who participate will be required to enter into a subscription agreement on substantially similar terms. The Subscription Agreements provide the terms and conditions on which each purchaser has subscribed for, and the Company has issued, the Subscription Receipts.

The Subscription Agreements contain representations and warranties by us and by the Subscribers to each other and is not intended to provide any other factual information about us. The representations and warranties given by the Subscribers relate to, among other things, the Subscriber’s authority to enter into the Subscription Agreement, the basis on which the Subscriber is eligible to participate in the Private Placement in accordance with Canadian and United States securities laws, as well as certain acknowledgements regarding the terms of the Subscription Receipts and underlying common shares and Warrant Shares. The representations of the Company are incorporated from the Agency Agreement (described below). The representations and warranties given by the Company will survive the closing of the Private Placement for a period of three years.

The Subscription Agreements do not contain any pre-emptive rights or ongoing covenants of the Company regarding information rights or any restrictions on transfer of the common shares or Warrant Shares (other than those imposed by applicable securities laws).

Description of Private Placement Shares to be Issued

Subscribers participating in the Private Placement have subscribed for Subscription Receipts. Each Subscription Receipt will, upon satisfaction of the Escrow Release Conditions, be automatically exercisable and entitles the holder to receive, without payment of additional consideration, one Unit. The Subscription Receipts have been issued for the Subscription Price.

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Each Unit will consist of one common share in the capital of the Company and one-half of one Warrant (the terms of which are described more particularly below). Unless and until the Escrow Release Conditions have been satisfied and the Company has issued the Subscribers the Private Placement Shares, a holder of Subscription Receipts will not be entitled to the rights of a shareholder of the Company. The Company’s authorized capital consists of an unlimited number of common shares and no other classes of shares. Each common share carries the right to notice of and one vote at, any meeting of the Company’s shareholders.

The total number of Private Placement Shares to be issued (including shares issuable upon exercise of the Warrants and the Agent Warrants) is 2,506,121, which represents approximately 38.1% of the current issued and outstanding common shares, or 20.7% on a fully-diluted basis.

Description of Warrants to be Issued

Subscriber Warrants

As noted above, each Unit also consists of one-half of one Warrant to purchase one common share. Each whole Warrant is exercisable to purchase one common share. The Warrants will have a term of 36 months from closing of the Private Placement and an exercise price of CDN$3.58. Upon due exercise, each whole Warrant will entitle the holder thereof to subscribe for one common share in the capital of the Company. At the option of the holder, the Warrants will be exercisable on a “net” cashless basis in the event that the market price of the Company’s common shares on the TSX is greater than the exercise price of the Warrant on the date of exercise. , pursuant to the following formula:

X = Y (A-B)

            A

Where    X =          the number of Common Shares to be issued to the Warrant holder

Y =          the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of Common Shares purchasable under the portion of the Warrant so exercised (at the date of such calculation)

A =          the Current Market Price of one Common Share (at the date of such calculation)

B =          Exercise Price (as adjusted to the date of such calculation).

The number of Common Shares issuable pursuant to each Warrant will be subject to standard adjustment provisions in the event that the Company undertakes a capital or corporate reorganization, share consolidation, stock dividend, or other capital restructuring transaction.

The Warrants are transferrable by the holder thereof, subject to compliance with applicable securities laws, and will not be listed for trading on any stock exchange.

Prior to their exercise, the Warrants will not confer any shareholder rights upon their holder and a holder of Warrants will not be entitled to notice, or voting rights, at any general or special meeting of the Company’s shareholders. Upon exercise of a Warrant, no fractional common shares will be issued. Holders will be entitled to a cash payout of any fractional interest at the then current market price of common shares.

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Agent Warrants

The Agent Warrants have generally the same terms as the Warrants, with the following exceptions:

1)

The Agent Warrants will have an exercise price of CDN$2.45. Because the exercise price is less than the “market price” as defined by the TSX Company Manual, the Company’s disinterested shareholders must approve their issuance, as described in Proposal 1.

2)	The Agent Warrants will not be transferrable.

3)	The Agent Warrants will expire 24 months from the closing date of the Private Placement.

4)	The Agent Warrants will not be exercisable on a “net” cashless basis.

The total number of common shares issuable upon exercise of the Warrants and Agent Warrants is 873,468, which represents approximately 13.3% of the current issued and outstanding common shares, or 7.2% on a fully-diluted basis.

Summary of the Terms of the Subscription Receipt Agreement

The Subscription Receipt Agreement governs the relationship between the Company, the Agent (as defined below) and Computershare Trust Company of Canada who will act as Subscription Receipt Agent on behalf of the Company in respect of the Subscription Receipts. In particular, the Subscription Receipt Agreement provides for the terms upon which the Subscription Receipt Agent will hold the proceeds in escrow pending satisfaction of the Escrow Release Conditions and mechanics and procedures for releasing the subscription proceeds and issuing the Private Placement Shares and Warrants upon satisfaction of the Escrow Release Conditions.

Pursuant to the Subscription Receipt Agreement, the Subscription Receipt Agent is currently holding the gross proceeds of the Private Placement for the benefit of the subscribers and the Company. The Subscription Receipt Agreement sets out the manner in which the proceeds may be invested.

The Subscription Receipt Agent will keep a register of Subscription Receipt holders for the duration of the escrow period. Upon satisfaction of the Escrow Release Conditions and delivery of a certificate signed by the Company and the Agent so indicating, the Subscription Receipts will be deemed to be converted and surrendered to the Subscription Receipt Agent without any further action required by their holder, and the Subscription Receipt Agent will, within three business days following receipt of such certificate, issue an applicable number of Units to the Agent in the names of the Subscribers for delivery to the Subscribers.

Prior to the satisfaction of the Escrow Release Conditions, the Subscription Receipt Agreement provides for customary anti-dilution adjustment provisions to the number of Subscription Receipts in the event that the Company undertakes a capital or corporate reorganization, share consolidation, rights offering, special distribution, or other capital restructuring transaction.

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If the Escrow Release Conditions are not satisfied on or before 5:00 p.m. (Toronto time) on November 24, 2013, the Subscription Receipt Agent will return, without interest, the escrowed subscription proceeds to the Agent on behalf of the Subscribers.

Pursuant to the Subscription Receipt Agreement, the Company has also agreed to indemnify the Subscription Receipt Agent, and to pay the Subscription Receipt Agent’s reasonable expenses and disbursements in connection with its retention as Subscription Receipt Agent. Finally, in limited circumstances, the Subscription Receipt Agreement also provides for the procedure by which a meeting of Subscription Receipt holders may be called, and for the notice, quorum, voting and other related requirements of such a meeting.

Summary of the Terms of the Agency Agreement

In connection with the Private Placement, the Company has entered into an Agency Agreement with Bloom Burton & Co. Inc., as Agent, governing the Company’s relationship with the Agent and the terms of their engagement as exclusive agent of the Company to offer the Subscription Receipts for sale on a “best efforts” basis in accordance with the terms of the Agency Agreement. The Agent is not required to purchase any securities of the Company as principal under the Agency Agreement.

As compensation for their engagement, the Company has agreed to pay the Agent a cash commission equal to 5% of the gross proceeds of the Private Placement (other than proceeds received from certain existing shareholders of the Company). The Company has also agreed to issue to the Agent the Agent Warrants to purchase common shares having a value of 7% of the gross proceeds of the Private Placement (other than proceeds received from certain existing shareholders of the Company). The Agent Warrants will have a term of 24 months and an exercise price of CDN$2.45. Upon due exercise, each Agent Warrant will entitle the holder thereof to subscribe for one common share in the capital of the Company and otherwise have the terms described above. In addition, the Company has agreed to reimburse the Agent for all fees incurred in respect of the Private Placement, subject to certain maximum amounts, individually and in the aggregate.

The Agency Agreement contains representations and warranties given by both the Company and the Agent, including representations and warranties of the company regarding, among other things, the Company’s authority to enter into the Agency Agreement, valid issuance of the Subscription Receipts and authorization to issue the Private Placement Shares, Warrants and Agent Warrants, compliance with laws (including securities laws and rules of the TSX), capitalization, accuracy of financial statements, the absence of litigation involving the Company, tax matters, environmental matters and employee matters. The Agency Agreement also contains customary covenants of the Agent and the Company in respect of Canadian and U.S. Securities Laws in respect of the offer and sale of the Subscription Receipts.

The Agency Agreement also dictates the closing conditions and closing deliverables of the Company in respect of the closing of the Private Placement such as legal opinions and corporate certificates in respect of certain factual matters. Finally, the Agency Agreement also provides standard termination rights to the Agent in the event of (a) a regulatory proceeding being commenced against the Company which in the reasonable opinion of the Agent, operates to prevent or restrict the trading of the common shares or any other securities of the Company or materially and adversely affects or will materially and adversely affect the market price or value of the common shares or any other securities of the Company, (b) any event, action, state, condition or major financial occurrence of national or international consequence (including terrorism) or any new law or regulation or a change thereof which in the reasonable opinion of the Agent, materially adversely affects, or involves, or will, materially adversely affect, or involve, the financial markets or the business, operations or affairs of the Company and its subsidiary taken as a whole, and (c) any material change in the affairs of the Company, or there should be discovered any previously undisclosed material fact required to be disclosed under applicable securities laws, in each case which, in the reasonable opinion of Agent, has or would be expected to have a material adverse effect on the market price or value of the common shares or any other securities of the Company; or (d) any breach of any material term, condition or covenant of the Agency Agreement by the Company or any material representation or warranty given by the Company in the Agency Agreement is or becomes false in any material respect.

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Use of Proceeds

The Company intends to use the net proceeds of the Private Placement to fund research and development of the Company’s products, as well as to fund operational expenses and for other general working capital and corporate purposes. The Company may in the ordinary course of business raise additional capital for the same purposes through additional issuances of equity or the incurrence of indebtedness.

Interests of Certain Persons in the Private Placement

It is intended that Insiders of the Company will participate in the Private Placement as follows:

Insider	Pre-Private Placement Common Shares (%)	Private Placement Shares (%)	Warrants (%)	Total Number of Common Shares (non-diluted / fully diluted) (%)(1)
OrbiMed Advisors LLC, and its affiliates	4,079,276 (62.02%)	816,325 (12.4%)	408,162 (6.2%)	4,895,601 (59.6%) 8,654,968 (59.2%)

Notes:

(1)	On a partially diluted basis, assuming exercise by OrbiMed of all convertible securities held by it, OrbiMed would own 8,654,968 common shares (72.3% of the total issued and outstanding common shares)

To the best of the knowledge of our directors and executive officers, Insiders, as a group, have subscribed for 816,325 Subscription Receipts, representing approximately 64.1% of the Private Placement sold as of September 26, 2013 (or 12.4% of the current issued and outstanding common shares, or 6.7% on a fully diluted basis, and 50% of the maximum size of the Private Placement). No new control persons will be created as a result of the Private Placement.

In connection with the Private Placement, the Company entered into a side letter agreement (the “Letter Agreement”) with affiliates of OrbiMed Advisors, LLC (“OrbiMed”) pursuant to which, among other things, the Company agreed to waive certain representations and warranties of OrbiMed in the Subscription Agreement that are inapplicable due to OrbiMed’s status as an Insider, and to reimburse OrbiMed for certain expenses incurred in connection with the Private Placement not to exceed CDN$50,000 without the Company’s prior written consent. In addition, pursuant to the Letter Agreement, the Agent has agreed that, without OrbiMed’s consent, the Agent will not take certain actions under the Subscription Receipt Agreement and Agency Agreement that would be adverse to OrbiMed, including waiving the Release Condition or extending the deadline by which the Release Condition must be satisfied, or waiving the Company’s obligation to deliver a customary opinion of counsel in respect of the Private Placement. We have included the full text of the Letter Agreement as Annex D.

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Potential Effects of this Proposal

The Private Placement will have a dilutive effect on current shareholders who are not participating in the Private Placement in that the percentage ownership of the Company held by such current shareholders will decline as a result of the issuance of the Private Placement Securities. This means also that our current shareholders who are not participating in the Private Placement will own a smaller interest in us as a result of the Private Placement and therefore have less ability to influence significant corporate decisions requiring shareholder approval. Issuance of the Private Placement Securities could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common shares to decline.

The TSX has conditionally approved the Private Placement and the listing of the Private Placement Shares, Warrant Shares and common shares issuable upon exercise of the Agent Warrants.

Proposed Resolution

At the Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolutions:

“BE IT RESOLVED THAT:

(a)     The issuance of (i) up to 1,632,653 common shares (“Common Shares”) in the capital of Response Biomedical Corp. (“Response”), (ii) up to 816,326 warrants to purchase one Common Share, in each case, upon the conversion of previously issued subscription receipts at a price of CDN$2.45 per subscription receipt, and (iii) up to 57,142 warrants to purchase one Common Share issued to the Agent (the “Private Placement”), as more particularly set forth in the Management Information Circular, is hereby authorized and approved;

(b)     Insiders of the Company be permitted to participate in the Private Placement, as more particularly set forth in the Management Information Circular,

(c)     The exercise price of the Agent Warrants, as more particularly set forth in the Management Information Circular, is hereby authorized and approved;

(d)     Any director or officer of Response is hereby authorized and directed for and on behalf of Response to execute, whether under corporate seal of Response or otherwise, and to deliver such documents as are necessary or desirable to complete the Private Placement.

(e)     Notwithstanding the foregoing approval, Response be and is authorized to abandon all or any part of these resolutions at any time prior to giving effect thereto.

11

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the Private Placement, excluding all shares held by persons who are Insiders of the Company who are participating in the Private Placement. A total of 4,079,276 held by Insiders of the Company who are participating in the Private Placement will not be eligible to vote on the foregoing resolutions. Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote “FOR” the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PRIVATE PLACEMENT AND THE ISSUANCE OF THE PRIVATE PLACEMENT SHARES, WARRANTS AND WARRANT SHARES.

In reaching its determination to approve Proposal 1, the Board, with advice from our management and legal advisors, considered a number of factors, including:

●	the fact that the proceeds from the Private Placement will enable us to advance our strategic direction;

●	the fact that the terms of the Private Placement are the result of arm’s length negotiations among the Company, the Agent and certain significant participants in the Private Placement;

●	our financial condition, results of operations, cash flow and liquidity, which required us to raise additional capital for ongoing cash needs;

●	our view that the proceeds from the Private Placement will enhance our balance sheet; and

●

the fact that our management and certain of our directors have explored financing options with other potential investors and are not aware of an ability for us to obtain the financing needed for our ongoing cash needs on comparable or better terms to the Private Placement, or at all. If the Private Placement is approved by shareholders, it may allow the Company access to other forms of financing, including debt financing.

12

SECURITY OWNERSHIP

The following table sets forth information as of September 13, 2013 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more shareholder, as the case may be. Percentage of beneficial ownership is calculated based on 6,577,664 common shares outstanding as of September 13, 2013. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common shares issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of September 13, 2013. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the address for each person set forth on the table below is c/o Response Biomedical Corp., 1781 – 75th Avenue W, Vancouver, BC, V6P 6P2, Canada.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Shareholder:
OrbiMed Advisors LLC (1)(2)(3)	7,430,481	74.8
Executive Officers and Directors:
William J. Adams (4)	31,256	*
Anthony F. Holler, M.D. (5)	54,769	*
Joseph D. Keegan, Ph.D. (6)	26,791	*
Barbara Kinnaird-Steen, Ph.D. (7)	42,426	*
Jeffrey L. Purvin (8)	110,550	1.7
Clinton H. Severson (9)	26,791	*
Timothy Patrick Shannon (10)	25,999	*
Lewis J. Shuster (11)	30,433	*
Peter A. Thompson, M.D. (12)	174,933	2.6
David Wang, M.D. (13)(14)	7,455,500	74.9
Jonathan Jian Wang (15)(16)	7,456,694	74.9
All directors and executive officers as a group (11) people) (17)	8,005,661	76.6

(*)	Represents beneficial ownership of less than 1%.
(1)	OrbiMed Advisors LLC’s address is 601 Lexington Avenue, 54th Floor, New York, NY, 10022.
(2)	Includes 3,351,205 shares subject to 67,024,128 warrants exercisable within 60 days of September 13, 2013.

13

(3)	OrbiMed Advisors LLC’s shares are beneficially owned through three entities: OrbiMed Private Investments III, LP, OrbiMed Asia Partners, LP, and OrbiMed Associates.
•	OrbiMed Private Investments III, LP beneficially owns 4,625,066 shares which includes 2,085,383 shares subject to 41,707,675 warrants exercisable within 60 days of September 13, 2013.
•	OrbiMed Asia Partners, LP beneficially owns 2,761,376 shares which includes 1,245,964 shares subject to 24,919,282 warrants exercisable within 60 days of September 13, 2013.
•	OrbiMed Associates beneficially owns 44,039 shares which includes 19,858 shares subject to 397,171warrants exercisable within 60 days of September 13, 2013.
(4)	Includes 20,156 shares subject to options exercisable within 60 days of September 13, 2013.
(5)

Includes 24,650 shares subject to 493,000 warrants exercisable within 60 days of September 13, 2013, 20,375 shares subject to options exercisable within 60 days of September 13, 2013, and 9,744 shares subject to restricted share units exercisable within 60 days of September 13, 2013.

(6)	Includes 20,000 shares subject to options exercisable within 60 days of September 13, 2013 and 6,791 shares subject to restricted share units exercisable within 60 days of September 13, 2013.
(7)	Includes 8,259 shares subject to 165,192 warrants exercisable within 60 days of September 13, 2013 and 25,908 shares subject to options exercisable within 60 days of September 13, 2013.
(8)	Includes 93,750 shares subject to options exercisable within 60 days of September 13, 2013.
(9)	Includes 20,000 shares subject to options exercisable within 60 days of September 13, 2013 and 6,791 shares subject to restricted share units exercisable within 60 days of September 13, 2013.
(10)	Includes 12,499 shares subject to options exercisable within 60 days of September 13, 2013.
(11)	Includes 20,000 shares subject to options exercisable within 60 days of September 13, 2013 and 10,433 shares subject to restricted share units exercisable within 60 days of September 13, 2013.
(12)	Includes 166,666 shares subject to options exercisable within 60 days of September 13, 2013 and 8,267 shares subject to restricted stock units exercisable within 60 days of September 13, 2013.
(13)	Includes 20,000 shares subject to options exercisable within 60 days of September 13, 2013 and 5,019 shares subject to restricted share units exercisable within 60 days of September 13, 2013.
(14)

Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, David Wang disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(15)	Includes 20,000 shares subject to options exercisable within 60 days of September 13, 2013 and 6,213 shares subject to restricted share units exercisable within 60 days of September 13, 2013.
(16)

Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, Jonathan Jian Wang disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(17)	See footnotes 4 through 16 inclusive.

14

OTHER BUSINESS

Our board of directors does not know of any matter to be presented at our Meeting which is not listed on the Notice of Special Meeting and discussed above. If any other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

15

ADDITIONAL INFORMATION

Interest of Certain Persons in Matters to Be Acted Upon

Except as described elsewhere in this information circular, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph, “Person” shall include each person or company: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company’s last financial year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person or company included in subparagraphs (a) or (b).

Indebtedness of Directors and Executive Officers

As at the date of this information circular, no executive officer, director, employee or former executive officer, director or employee of the Company or any of its subsidiaries is indebted to the Company, or any of its subsidiaries, nor are any of these individuals indebted to another entity which indebtedness is the subject of a guarantee, support agreement, letter of credit or another similar arrangement or understanding provided by the Company, or any of its subsidiaries.

Interest of Management and Others in Material Transactions

Other than as disclosed elsewhere in this information circular, no director, executive officer or shareholder that beneficially owns, or controls or directs, directly or indirectly, more than 10% of the issued Common shares, or any of their respective associates or affiliates, has any material interest, direct or indirect, in any transaction since the commencement of Response’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect Response or any of its subsidiaries.

16

INCORPORATION BY REFERENCE

Statements contained in this information circular, or in any document incorporated by reference in this information circular regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information circular documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this information circular, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information circular and before the date of the Special Meeting (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations):

●	our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 15, 2013;

●	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, filed with the SEC on May 14, 2013 and August 13, 2013, respectively; and

●	our Current Reports on Form 8-K filed with the SEC on January 4, January 25, March 1, March 13, May 14, June 20, July 30, August 13, 2013, and September 26, 2013.

Financial information is provided in the Company’s comparative annual financial statements and MD&A for its most recently completed financial year.

This information circular incorporates important business and financial information about the Company from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written request. You can obtain the documents incorporated by reference in this information circular through our website, www.responsebio.com, under the Company’s profile on SEDAR at www.sedar.com and from the SEC at its website, www.sec.gov, or by written request directed to us in care of the Corporate Secretary, Response Biomedical Corp., 1781 – 75th Avenue W., Vancouver, BC, telephonic request to (604) 456-6010 or fax (604) 456-6066. Shareholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

It is important that your common shares be represented at the Meeting, regardless of the number of common shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors,

/s/ Lewis Shuster
Director

17

RESPONSE BIOMEDICAL CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

RITQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON SHARES

Holder Account Number

C9999999999 IND

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Form of Proxy - Special Meeting to be held on November 7, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, (PST) on November 5, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

RITQ_PRX_175858/000001/000001/i

SAM SAMPLE

C9999999999

IND C03

Appointment of Proxyholder

I/We being holder(s) of Response Biomedical Corp hereby appoint:
Jeffrey Purvin, or failing him, William Adams.

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Response Biomedical Corp that will be held to be held at 1781-75th Avenue W. Vancouver, BC, Canada, on November 7, 2013 at 10:00 AM (PST) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

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	For	Against
2. **Transact Other Business** To transact such other business as may be properly brought before our Meeting or any adjournment thereof.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

9 9 9 9 9 1 7 5 8 5 8 1 P R A R 0 R I T Q

RESPONSE BIOMEDICAL CORP.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Special Meeting to be held on November 7, 2013

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 10:00 AM (Pacific Time) on November 5, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

26SE13131.nobo.E.sedar/000001/000001/i

Appointee(s)

Management Appointees are: Jeffrey Purvin, or failing him, William Adams,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Special Meeting of securityholders of Response Biomedical Corp. to be held at Suite 1781 - 75th Avenue W., Vancouver, B.C., Canada, on November 7, 2013 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

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	For	Against
2. Transact Other Business To transact such other business as may be properly brought before our Meeting or any adjournment thereof.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

176017 AR0 RITQ

ANNEX A

SUBSCRIPTION AGREEMENT

RESPONSE BIOMEDICAL CORP. (THE “ISSUER”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

FOR SUBSCRIPTION RECEIPTS

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are purchasing less than $150,000 and are an “accredited investor”, then complete and sign the “Accredited Investor Form” that starts on page 5. The purpose of the form is to determine whether you meet the standards for participation in a private placement under National Instrument 45-106.

3.

If you are a “U.S. Purchaser”, complete and sign the certification that starts on page 13. A “U.S. Purchaser” is (a) any person in the United States, (b) any person purchasing Purchased Securities on behalf of any person in the United States, (c) any person that receives or received an offer to purchase the Purchased Securities while in the United States (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S), or (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S). If you are a U.S. Purchaser, the Purchased Securities are being offered and sold only to “accredited investors”, as that term is defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “1933 Act”).

4.	If you are resident in a country other than Canada or the United States, then complete and sign the “Foreign Purchasers Certificate” that starts on page 19.

Important Notes to Purchasers:

The gross proceeds will be held in trust until the Release Condition (as defined herein) is satisfied. Upon satisfaction of the Release Condition, each Subscription Receipt (as defined herein) will automatically convert into one unit of the Issuer (a “Unit”). Each Unit will consist of one common share of the Issuer (“Common Share”) and one-half of one warrant to purchase one whole Common Share. In the event that the Release Condition is not satisfied on or before 5:00 p.m. (Toronto Time) on November 24, 2013, then the subscription shall terminate and all subscription funds shall be returned to investors without interest.

This is page 2 of 36 pages of a subscription agreement and related appendices, acknowledgements, provisions and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	Response Biomedical Corp. (the “Issuer”), of 1781 – 75th Avenue W., Vancouver, B.C. V6P 6P2

AND TO:	Bloom Burton & Co. Inc. (the “Agent”) of 65 Front St. East, Suite 300, Toronto, Ontario, M5E 1B5

Subject and pursuant to the terms set out in the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms attached which are hereby incorporated by reference, the undersigned purchaser (the “Purchaser”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

___________________________ Subscription Receipts $2.45 per Subscription Receipt for a total purchase price of $________________________________

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows, unless instructed otherwise by the Agent

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐           owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Issuer or securities convertible into common shares in the capital stock of the Issuer; or

☐           owns directly or indirectly, or exercises control or direction over, ________________ common shares in the capital stock of the Issuer and convertible securities entitling the Purchaser to acquire an additional ______________ common shares in the capital stock of the Issuer.

Registrant Status

The Purchaser either [check appropriate box]:

☐            is a “registrant” as defined in the Securities Act (British Columbia), namely: “registrant” means a person that is registered or is required to be registered under the Securities Act (British Columbia) because that person:

(a)          trades in a security or exchange contract;

(b)          acts as an adviser;

(c)          acts as an investment fund manager; or

(d)         acts as an underwriter; or

☐            is not a “registrant”.

Insider Status

The Purchaser either [check appropriate box]:

☐            is an “Insider” of the Issuer as defined in the Policies of the Toronto Stock Exchange, namely: “Insider” means (and includes associates and affiliates of the Insider):

(a)          a director or officer of the Issuer;

(b)          a director or officer of a person that is itself an Insider or subsidiary of the Issuer;

(c)          a person or company that has,

(i)      beneficial ownership of, or control or direction over, directly or indirectly, securities of the Issuer carrying more than 10 per cent of the voting rights attached to all the Issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or

(ii)     a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Issuer carrying more than 10 per cent of the voting rights attached to all the Issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution,

(d)         the Issuer if it has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security,

(e)         a person or company designated as an Insider in an order made under subsection (11) of the Securities Act (Ontario), and

(f)          a person or company that is in a class of persons or companies designated under subparagraph 40v of subsection 143 (1) of the Securities Act (Ontario).

☐         is not an “Insider” of the Issuer.

EXECUTED by the Purchaser this             day of                                                          , 20 . By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

EXECUTION BY PURCHASER:

X

Signature of individual (if Purchaser is an individual)

X

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser and/or authorized signatory (please print)

Name of beneficial purchaser for whom Purchaser is contracting
(if applicable) (please print)

Address of Purchaser (residence)

Address of beneficial purchaser (if applicable)

Telephone number and e-mail address

RESPONSE BIOMEDICAL CORP. (i) accepts the subscription set forth above this _____ day of _____________________________, 2013; and (ii) represents and warrants to the Purchaser that the representations and warranties made by the Issuer in this Subscription Agreement (including those representations and warranties incorporated herein by reference) are true and correct as of the date hereof and will be true and correct as of the Closing Date, and agrees to be bound by the obligations of the Issuer set forth in this Subscription Agreement.

______________________________________

Authorized Signatory

ACCREDITED INVESTOR FORM

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

_____Category 1	a Canadian financial institution, or a Schedule III bank
_____Category 2	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)
_____Category 3

a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_____Category 4

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_____Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4
_____Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada
_____Category 7

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec

_____Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government
_____Category 9	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada
_____Category 10	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000
_____Category 11

an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_____Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000
_____Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements
_____Category 14

an investment fund that distributes or has distributed its securities only to

(a)         a person that is or was an accredited investor at the time of the distribution;

(b)         a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [Minimum amount investment], or 2.19 of National Instrument 45-106 [Additional investment in investment funds]; or

(c)         a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [Investment fund reinvestment]

_____Category 15

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

_____Category 16

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____Category 17

a person acting on behalf of a fully managed account managed by that person, if that person

(a)         is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(b)         in Ontario, is purchasing a security that is not a security of an investment fund

_____Category 18

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____Category 19	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function
_____Category 20

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_____Category 21	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser
_____Category 22	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

The statements made in this Form are true and accurate as of the date of signing and will be true and accurate as of the Closing Date. If any such representations and warranties shall cease to be true and accurate at any time prior to Closing, the Purchaser will promptly notify the Agent and the Issuer.

Dated _____________________________________ 20___.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

_____________________________________________
Name of Purchaser (please print)

_____________________________________________
Name of authorized signatory (please print)

_____________________________________________
Official capacity of authorized signatory (please print)

 For the purposes hereof:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;

(b)	“Canadian financial institution” means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(h)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(i)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(k)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

TERMS

Reference date of this Subscription Agreement	September 24, 2013 (the “Agreement Date”).

The Offering

The Issuer	Response Biomedical Corp. (the “Issuer”).

The Agent

The offering is made on a commercially reasonable efforts basis by Bloom Burton & Co. Inc. (which, together with any sub-agents, including a registered United States broker-dealer (a “U.S. Affiliate”), is referred to as the “Agent”) under an agency agreement dated for reference the Agreement Date (the “Agency Agreement”).

Offering	The offering (the “Offering”) consists of an aggregate of up to 1,632,653 subscription receipts of the Issuer (the “Subscription Receipts”).

Purchased Securities

The “Purchased Securities” are non-transferable Subscription Receipts purchased pursuant to the terms of this Subscription Agreement.  Each Subscription Receipt will automatically convert, for no additional consideration, on the Effective Date (as defined below) into one previously unissued unit (a “Unit”) of the Issuer. Each Unit will consist of one common share of the Issuer (a “Share”) and one-half of one warrant to purchase one share (each whole warrant, a “Warrant”, each underlying Share, a “Warrant Share”). Each Warrant will have an exercise price of $3.58 and will expire on the three-year anniversary of the Closing Date. The Warrants will be eligible for cashless exercise and will be subject to standard adjustment provisions.

Funds from Subscription Receipts

The conversion of the Subscription Receipts and the release of the subscription proceeds are conditional upon (A) the Issuer obtaining disinterested shareholder approval for the Offering at a meeting of the shareholders of the Issuer to be held on or about November 1, 2013, or at any adjournment thereof (the “Release Condition”).

From the Closing Date until the date on which the Release Condition is satisfied (the “Effective Date”), the gross proceeds of this Offering will be held in trust by an escrow agent acceptable to the Agent and the Issuer.  After the Release Condition is satisfied, the gross proceeds less the Commission (as defined below) and any remaining expenses of the Agent will be released to the Issuer.

On the Effective Date, the Subscription Receipts will automatically convert, for no additional consideration, into Units. There can be no assurance that the Release Condition will be satisfied.

If the Release Condition are not satisfied on or before 5:00 p.m. (Toronto Time) on November 24, 2013 (the “Expiry Time”), all Subscription Receipts will be automatically cancelled and be null and void, and the proceeds held by the escrow agent will be returned to the Agent, on behalf of the Purchasers, in the full amounts of their subscriptions.

Compensation to Agent

The Agent will receive a cash commission equal to 5% and broker warrants equal to 7.0% of the gross proceeds received by the Issuer from the sale of the Subscription Receipts, excluding certain specified investors (together, these amounts and Securities are the “Commission”). The Commission will be paid out of the gross proceeds only upon the Release Condition being satisfied.

If the Release Condition is not satisfied on or before the Expiry Time the Commission will be not be paid to the Agent.

Total amount	Up to $4,000,000.

Price	$2.45 per Subscription Receipt.

Selling Jurisdictions

The Subscription Receipts may be sold in all of the Provinces of Canada and in certain “offshore” jurisdictions outside Canada and outside the United States and in the United States in accordance with available exemptions (the “Selling Jurisdictions”).

Exemptions

The Offering will be made in accordance with the following exemptions from the prospectus requirements in Canada:

(a)     the “accredited investor” exemption found in section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions; and

(b)     the “minimum amount investment ($150,000)” exemption found in section 2.10 of National Instrument 45-106 Prospectus and Registration Exemptions.

The Offering will also be made in the United States, pursuant to Rule 506 of Regulation D, Regulation S and/or section 4(2) of the United States Securities Act of 1933, as amended.

Resale restrictions and legends

The Purchased Securities will be subject to a hold period. The Purchaser acknowledges that the Purchased Securities will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RESPONSE BIOMEDICAL CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C)(I) OR (D), THE SELLER HAS FURNISHED TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT TO SUCH EFFECT AND, IN THE CASE OF PARAGRAPH (B), A DECLARATION IN THE FORM OF SCHEDULE “B” TO THE SUBSCRIPTION RECEIPT AGREEMENT UNDER WHICH THIS SECURITY WAS ISSUED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Shares and Warrants issued upon satisfaction of the Release Condition will be subject to the balance of the four month hold period from the Closing Date. Certificates representing Securities issued to U.S. Purchasers will bear additional legends approved by the Issuer’s counsel and the Agent and its counsel including, without limitation, the legend set forth in Section 8 of the Provisions Applicable to a United States Purchaser.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date

Payment for, and delivery of, the Subscription Receipts (the “Closing”) is scheduled to occur on or about September 24, 2013 or on such other date as may be agreed upon by the Issuer and the Agent (the “Closing Date”).

Additional definitions

In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)     “Purchased Securities” means the non-transferable Subscription Receipts purchased under this Subscription Agreement; and

(b)     “Securities” means the non-transferable Subscription Receipts and the underlying Units (and Shares and Warrants underlying the Units).

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of British Columbia.

Stock exchange listings	The Shares are listed on the Toronto Stock Exchange.

End of Terms

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

PROVISIONS APPLICABLE TO A U.S. PURCHASER

CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Certification is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

2.

The Issuer has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as the Purchaser has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

3.

It is acquiring the Securities in the ordinary course of its business and as principal for its own account, for investment purposes, and not with a view to any resale, distribution or other disposition of the Securities in any transaction that would be in violation of the securities laws of the United States or any state thereof, subject, nevertheless, to the disposition of its property being at all times within its control.

4.

It understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities (“blue sky”) laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

5.	It is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act, and has evidenced such status by marking the box applicable to the Purchaser below:

☐	(501(a)(1))

any bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act, as amended; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the United States Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended, any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Development Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000, any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended; if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the United States Employee Retirement Income Security Act of 1974, as amended, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(501(a)(2))	any private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended;

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

☐	(501(a)(3))

any organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

☐	(501(a)(4))	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	(501(a)(5))

any natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000;

Note: For purposes of calculating “net worth” under this paragraph:

(a) the person’s primary residence shall not be included as an asset;

(b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	(501(a)(6))

any natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	(501(a)(7))

any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the 1933 Act;

☐	(501(a)(8))	any entity in which all of the equity owners meet the requirements of at least one of the above categories.

6.

It has not purchased the Purchased Securities as a result of any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D promulgated under the 1933 Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine, on the internet or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.

If it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, except:

(a)	to the Issuer;

(b)	outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

(c)

in accordance with the exemptions from registration under the 1933 Act provided by (i) Rule 144 thereunder, if available or (ii) Rule 144A, thereunder, if available, and, in both cases, in accordance with applicable state securities laws of the United States; or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

(e)	prior to such sale pursuant to subsection (c)(i) or (d) it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer.

8.

It understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or state securities laws, the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RESPONSE BIOMEDICAL CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C)(I) OR (D), THE SELLER HAS FURNISHED TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT TO SUCH EFFECT AND, IN THE CASE OF PARAGRAPH (B), A DECLARATION IN THE FORM OF SCHEDULE “B” TO THE SUBSCRIPTION RECEIPT AGREEMENT UNDER WHICH THIS SECURITY WAS ISSUED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if, at the time the Issuer is a “foreign issuer,” as defined in Rule 902(e) of Regulation S promulgated under the 1933 Act, the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with local laws and regulations, the legend may be removed by providing a declaration to the Issuer and to the Issuer’s transfer agent, in the form attached hereto as Appendix “A” (or in such other form as the Issuer may prescribe from time to time); provided further, if any of the Securities are being sold pursuant to Rule 144 under the 1933 Act, if available, the legend may be removed by delivering to the Issuer and the Issuer’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the 1933 Act.

9.

It has been independently advised, or acknowledges that it is aware, and understands that the acquisition, holding and disposition of the Securities may have tax consequences under the laws of both the United States and Canada, including, without limitation, with respect to the potential applicability of United States federal taxation rules related to “passive foreign investment companies” (“PFIC”) and “qualified electing fund” (“QEF”) elections (as such terms are defined in the United States Internal Revenue Code of 1986, as amended), confirms that, except as set forth herein, no representation has been made to it by or on behalf of the Issuer with respect thereto, and acknowledges and understands that it is its sole responsibility to determine and assess such tax consequences as may apply to its particular circumstances; provided, however, it understands and acknowledges that it is aware of the obligation on the part of the Issuer and any successor company, pursuant to the terms of the Agency Agreement, to provide to the Purchaser, upon written request, all of the information that would be required for United States income tax reporting purposes by a United States security holder making an election to treat the Issuer or any such successor company as a QEF for the purposes of the United States Internal Revenue Code of 1986, as amended, should the Issuer or any such successor company or the investor determine that the Issuer or any such successor company is a PFIC, in any calendar year following the purchase of the Subscription Receipts and the acquisition of the underlying Shares by such Purchaser.

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

10.

It understands and agrees that the financial statements of the Issuer have been prepared in Canadian dollars and in accordance with United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

11.

It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

12.

It understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in “private placements” which are exempt from registration under the 1933 Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

13.

It understands and acknowledges that the Issuer (i) is under no obligation to be or to remain a “foreign issuer,” as such term is defined in Rule 405 promulgated under the 1933 Act, (ii) may not, at the time the Purchaser sells the Shares or any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Issuer not to be a foreign issuer. If the Issuer is not a foreign issuer at the time of any sale pursuant to Rule 904 of Regulation S promulgated under the 1933 Act, the certificate delivered to the buyer may continue to bear the applicable legend described in Section (8) above.

14.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

15.

It is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments like that involved in the purchase of the Securities, including investments in comparable companies, and it fully understands the risks involved with an investment in the Issuer.

16.

It acknowledges that the funds representing the total price for the Purchased Securities will not represent proceeds of crime for the purposes of Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to the Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the total purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

17.	It covenants not to make any resale of the Securities without complying with the provisions of this Subscription Agreement, the 1933 Act and State securities laws of the United States.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Agent and the Issuer of any changes in the answers.

ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated ________________________, 20_____

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

_____________________________________________
Name of Purchaser (please print)

_____________________________________________
Name of authorized signatory (please print)

_____________________________________________
Official capacity of authorized signatory (please print)

APPENDIX “A”

Declaration for removal of legend

TO:     Computershare Investor Services Inc. as registrar and transfer agent for the common shares of Response Biomedical Corp. (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number ___________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: ____________________________ Dated: ______________________________

Signature

Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _______________ (the “Seller”) dated ____________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________ of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

______________________________________

Name of Firm

By: __________________________________

Authorized officer

Date: _________________________________

FOREIGN PURCHASER'S CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

The undersigned Purchaser, a resident of a jurisdiction other than Canada or the United States, hereby represents and warrants, as an integral part of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set out directly next to which the Purchaser has marked below.

1.

The Purchaser is, and each beneficial purchaser for whom the Purchaser may be acting as trustee or agent is, a resident of a country (an "International Jurisdiction") other than Canada or the United States and the decision to subscribe for the Securities was taken in such International Jurisdiction.

2.

The delivery of the Subscription Agreement, the acceptance of it by the Issuer and the issuance of the Securities to the Purchaser, or any beneficial purchaser, complies with all laws applicable to the Purchaser and such beneficial purchaser, including the laws of such purchaser's jurisdiction of residence, and all other applicable laws, and will not cause the Issuer to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.

3.

The Purchaser, and each such beneficial purchaser, is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the subscription (other than the securities laws of Canada and the United States).

4.

The Purchaser, and each such beneficial purchaser, is subscribing for the Securities pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to subscribe for the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

5.

The applicable securities laws do not require the Corporation to register any of the Securities, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.

6.

The Purchaser will not sell, transfer or dispose of the Securities except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Purchaser acknowledges that the Issuer shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws.

7.

If it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, except:

(a)	to the Issuer;

(b)	outside the United States (other than in Canada) in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(c)

other than sales made to purchasers in Canada, in accordance with the exemptions from registration under the 1933 Act provided by (i) Rule 144 thereunder, if available or (ii) Rule 144A, thereunder, if available, and, in both cases, in accordance with applicable state securities laws of the United States; or

(d)	the Securities are sold in a transaction that does not require registration (d) under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

prior to such sale pursuant to subsection (c)(i) or (d) it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer.

DATED ________________, 2013.

________________________________
Signature of Purchaser

________________________________
Name of Purchaser

________________________________
Address of Purchaser

________________________________
Address of Purchaser Cont'd

GENERAL PROVISIONS

1.	DEFINITIONS

1.1           In the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Agent” has the meaning assigned in the Terms;

(c)	“Agreement Date” has the meaning assigned in the Terms;

(d)

“Applicable Legislation” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent together with the applicable rules and policies of the Exchange;

(e)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(f)	“Closing Date” has the meaning assigned in the Terms;

(g)	“Commissions” means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent;

(h)	“Exchange” means the Toronto Stock Exchange;

(i)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 21 to 36;

(j)	“Personal Information” means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(k)	“Private Placement” means the offering of the Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

(l)	“Purchased Securities” has the meaning assigned in the Terms;

(m)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(n)	“Regulatory Authorities” means the Commissions and the Exchange;

(o)	“Release Condition” has the meaning assigned in the Terms;

(p)	“SEC” means the United States Securities and Exchange Commission;

(q)	“Securities” has the meaning assigned in the Terms;

(r)	“Selling Jurisdictions” has the meaning assigned in the Terms;

(s)

“Subscription Agreement” means the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference;

(t)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 9 to 12; and

(u)

“U.S. Purchaser” means (a) any person in the United States, (b) any person purchasing Purchased Securities on behalf of any person in the United States, (c) any person that receives or received an offer of to purchase the Purchased Securities while in the United States (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S), or (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S).

1.2     In the Subscription Agreement, “United States” has the meaning defined in Regulation S.

1.3     In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4     In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1             Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)

there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f)	the Issuer is a reporting issuer in all of the provinces and territories of Canada and the Shares are listed on the Toronto Stock Exchange;

(g)

no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(h)

the Securities have not been registered under the 1933 Act or any state securities laws and may not be offered or sold in the United States unless registered or exempt from such registration requirements. The Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities; and

(i)	This subscription forms part of the larger Offering.

(j)	The issuance of the Units is conditional upon the satisfaction of the Release Condition.

(k)

The Subscription Receipts, Shares, Warrants and Warrant Shares are subject to resale restrictions under applicable Securities Laws (defined below). The Purchaser is advised to consult the Purchaser’s own legal advisors in this regard. For purposes hereof, “Securities Laws” means Securities Act (British Columbia) (the “B.C. Act”) and the rules and regulations promulgated thereunder and all orders, rulings, published policy statements, notices, interpretation notes, directions and instruments thereunder and, if the Purchaser is not resident in British Columbia, also means the Other Applicable Securities Laws.

(l)	The Subscription Receipts are being offered for sale only on a “private placement” basis.

(m)

In purchasing the Subscription Receipts, the Purchaser has relied solely upon publicly available information relating to the Issuer and not upon any oral or written representation as to any fact or otherwise made by or on behalf of the Issuer or any other person associated therewith, the decision to purchase the Subscription Receipts was made on the basis of publicly available information and the decision to acquire the Warrant Shares (issuable upon the exercise of the Warrants) will also be made on the basis of currently available public information.

(n)

The Purchaser’s ability to transfer the Subscription Receipts, Shares, Warrants and Warrant Shares is limited by, among other things, the Securities Laws and the policies of the Exchange. In particular, the Purchaser acknowledges having been informed that the Subscription Receipts, Shares, Warrants, and any Warrant Shares issued upon exercise of the Warrants, are subject to resale restrictions under National Instrument 45-102 Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months and one day from the date of distribution of the Subscription Receipts, unless a statutory exemption is available or a discretionary order is obtained from the applicable Securities Commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102. If the Purchaser is not resident in Canada, additional resale restrictions may apply under the International Securities Laws (as defined below). In addition, the policies of the Exchange may require that the Subscription Receipts, Shares, Warrants and any Warrant Shares issued upon exercise of the Warrants, not be sold or otherwise disposed of for a period of not less than four months and one day from the Closing Date.

(o)

The representations, warranties, covenants and acknowledgements of the Purchaser contained in this Subscription Agreement, and in any appendices or other documents or materials executed and delivered by the Purchaser hereunder, are made by the Purchaser with the intent that they may be relied upon by the Issuer and its professional advisors in determining the Purchaser’s eligibility to purchase the Subscription Receipts. The Purchaser further agrees that by accepting the Purchased Securities the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the purchase by the Purchaser of the Subscription Receipts and any Warrant Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Subscription Receipts, Shares, the Warrants or the Warrant Shares. The Purchaser hereby agrees to indemnify and save harmless the Issuer and its directors, officers, employees, advisors, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, or breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Purchaser set forth herein or in a Canadian Certificate or Certificate of a U.S. Person or Foreign Purchaser’s Certificate, as the case may be, that takes place prior to the Closing Date.

(p)

The sale and delivery of the Subscription Receipts to the Purchaser is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement or to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Subscription Receipts or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or preparing and delivering an offering memorandum or similar document. The Purchaser further acknowledges and agrees that the Issuer may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Subscription Receipts and that the Purchaser will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Issuer in order to comply with the foregoing.

(q)

The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Issuer is collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the Issuer retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledge and consent to the fact that the Issuer may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represent and warrant that it has the authority to provide the consents and acknowledgements set out in this subsection 2.1(q). In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and agree that the Issuer may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Purchaser;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(iii)

disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to approval or acceptance for filing of the Offering, reports of trades and similar stock exchange or regulatory filings;

(iv)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(vii)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law.

The Purchaser is hereby also notified that:

(i)

the Issuer may deliver to the Ontario Securities Commission and/or the British Columbia Securities Commission certain personal information pertaining to the Purchaser, including such Purchaser’s full name, residential address and telephone number, the number of Subscription Receipts purchased by the Purchaser and the total purchase price paid for such Subscription Receipts, the prospectus exemption relied on by the Issuer and the date of distribution of the Subscription Receipts.

(ii)

such information is being collected indirectly by the Ontario Securities Commission and/or the British Columbia Securities Commission under the authority granted to them in their respective securities legislation,

(iii)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario or British Columbia, as applicable,

(iv)

(certain information pertaining to the Purchaser will be available for public inspection at the British Columbia Securities Commission during normal business hours, including the Purchaser’s full name, whether the Purchaser is an insider of Issuer or a registrant, the number of Common Shares purchased by the Purchaser, and the total purchase price paid for such Common Shares, and, if the Purchaser is an insider or promoter of the Issuer, the number, type and total consideration paid for all securities of the Issuer beneficially owned or directly or indirectly controlled, on the Closing Date, by such insider or promoter; and

(v)

the Purchaser may contact the following public officials in their respective provinces with respect to questions about the Ontario and or British Columbia Securities Commission’s indirect collection of such information at the following address and telephone number:

Ontario:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55

20 Queen Street West

Toronto, Ontario, M5H 3S8

Telephone (416) 593-3684

British Columbia:

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Telephone: (604) 899-6500

Toll free across Canada: 1-800-373-6393

Facsimile. (604) 899-6581

(r)

The Purchaser acknowledges that there is no market for the Subscription Receipts and none is expected to develop. The Purchaser has been advised to consult the Purchaser’s own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Purchaser is solely responsible, and the Issuer is not in any way responsible, for compliance with applicable resale restrictions, and the Purchaser further acknowledges that the Issuer’s legal counsel is acting solely as counsel to the Issuer, and not as counsel to the Purchaser.

(s)

The Purchaser is aware of the characteristics of the Securities and the risks relating to an investment therein and agrees that the Purchaser must bear the economic risk of his, her or its investment in the Securities.

(t)	The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the Purchaser’s proposed investment in the Securities.

(u)	This subscription is conditional upon its acceptance by the Issuer and the Subscription Agreement is conditional upon its acceptance for filing of the Offering by the Exchange.

(v)	Each person exercising a Warrant will be required to give:

(i)	written certification that such person is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person; or

(ii)	a written opinion of counsel of recognized standing to the effect that the Warrant and the Warrant Shares have been registered under the 1933 Act or are exempt from registration thereunder; or

(iii)

written certification that such person is a person within the United States and that the representations, warranties and covenants of such person contained in this Subscription Agreement, or in the Transfer of Warrants Form, as applicable, are true and correct as of the date of exercise of the Warrant.

(w)

The Purchaser is aware that (i) the Issuer may complete additional financings in the future in order to develop the Issuer’s business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on the Issuer’s securityholders, including the Purchaser, and (iv) if such future financings are not available, the Issuer may be unable to fund its on-going development and the lack of capital resources may result in the failure of the Issuer’s business.

(x)

The Purchaser acknowledges that the Offering is not subject to a minimum aggregate subscription amount, and the Issuer may agree close the Offering for less than the maximum gross proceeds of $4,000,000.

(y)	the Purchaser acknowledges that the Issuer’s counsel and the Agent’s counsel are acting as counsel to the Issuer and the Agent, respectively, and not as counsel to the Purchaser.

2.2          Representations by all Purchasers

The Purchaser represents and warrants to the Issuer and the Agent that, as at the Agreement Date and as at the Closing Date:

(a)	the Purchaser complies with one of the following:

(i)

the Purchaser is purchasing as principal or is deemed to be purchasing as principal in accordance with Applicable Legislation and meets the definition of “accredited investor” as such term is defined under National Instrument 45-106 Prospectus and Registration Exemptions and has completed and signed the Accredited Investor Form which begins on page 5; or

(ii)

the Purchaser is purchasing as principal and has purchased that number of Purchased Securities having an acquisition cost to the Purchaser of not less than $150,000 to be paid in cash on the Closing Date;

(b)

the Purchaser is not a person created or used solely to purchase or hold the Securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Purchased Securities;

(c)

in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting;

(d)

the Purchaser and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

(e)

the Purchaser has properly completed, executed and delivered the applicable form(s) set forth on pages 5 to 21 and such forms contain information about the Purchaser that is true and accurate as of the date of signing and will be true and correct as at the Closing Date;

(f)

the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

(g)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Purchased Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the application to list the Shares on the Exchange;

(h)	if the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation, the 1933 Act or any State securities laws of the United States;

(j)

the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer;

(l)	unless the Purchaser has executed the “Certification of U.S. Purchaser” that begins on page 13:

(i)

unless the Purchaser is excluded from the definition of “U.S. person” under rule 902(k)(2)(i) or 902(k)(2)(vi), the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser’s buy order was made to the Agent, the Purchaser was outside the United States;

(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(iii)

the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act and State securities laws of the United States; and

(iv)	the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any person in the United States;

(m)

if the Purchaser is a resident of an “International Jurisdiction” (which is defined herein to mean a country other than Canada or the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the “International Securities Laws” (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the Private Placement other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Purchased Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Purchased Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Issuer and does not give rise to any obligation of the Issuer or the Agent to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Issuer complies with all International Securities Laws;

(n)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(o)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and acknowledges that the hold period indicated in the Terms does not constitute such representation and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p)

the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(q)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required;

(r)	the Purchaser acknowledges that, if the Release Condition is satisfied, the Agent will receive a commission from the Issuer in connection with the Private Placement; and

(s)

the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer and the Agent if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer and the Agent with appropriate information in connection therewith.

2.3

The Purchaser will not offer or sell any of the Securities in the United States of America or to a U.S. Person unless such securities are registered under the 1933 Act, and the securities laws of all applicable states of the United States of America or an exemption from such registration requirements is available, and will not resell any of the Securities except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; provided, further, for the sake of clarity, that no sale may be made into the United States of America without complying with the provisions of Regulation S and all applicable holding periods of Rule 144.

2.4

The Purchaser is resident in the jurisdiction set forth in the “Address of Purchaser” set out on page 3 of this Subscription Agreement and the Purchaser will comply with all applicable securities laws and with the policies of the Exchange concerning the purchase of, the holding of and the resale restrictions on the Securities.

2.5

The Purchaser is aware that the offer made by this subscription is irrevocable and requires acceptance by the Issuer and the acceptance for filing thereof by the Exchange and will not become an agreement between the Purchaser and the Issuer until accepted by the Issuer signing in the space above.

2.6

If an individual, the Purchaser has attained the age of majority and is legally competent to execute and deliver this Subscription Agreement and to take all actions required pursuant hereto and if a corporation, partnership or other entity, the Purchaser has been duly incorporated, created or organized and validly exists under the laws of its jurisdiction of incorporation, creation or organization and all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this Subscription Agreement.

2.7

Upon acceptance of this subscription by the Issuer, this Subscription Agreement, including all exhibits and appendices, will constitute a legal, valid and binding contract of purchase enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchases of securities by the Purchaser.

2.8

The Purchaser’s purchase of the Subscription Receipts has not been made through or as a result of, the distribution of the securities comprising the Subscription Receipts is not being accompanied by and the Purchaser is not aware of, any advertisement of the securities in printed media of general and regular paid circulation, radio, television or electronically.

2.9

No prospectus or offering memorandum within the meaning of applicable securities laws or any other document purporting to describe the business and affairs of the Issuer has been delivered to the Purchaser in connection with the Offering.

2.10	No person has made to the Purchaser any written or oral representation;

(a)     that any person will resell or repurchase any of the Securities;

(b)     that any person will refund the purchase price of the Securities;

(c)     as to the future price or value of any of the Securities; or

(d)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on a stock exchange, other than the Exchange.

2.11	None of the Subscription Receipts are being purchased by the Purchaser with knowledge of any material fact about the Issuer that has not been generally disclosed.

2.12

In the case of a person signing this subscription as agent for a disclosed principal, each beneficial Purchaser for whom the agent is acting is purchasing, or is deemed under NI 45-106 to be purchasing, as principal, for its own account and not for the benefit of any other person, and such person is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each such beneficial Purchaser.

2.13	The acquisition of the Subscription Receipts hereunder by the Purchaser will not result in the Purchaser becoming a “control person”, as defined under applicable securities laws.

2.14        Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer, the Agent and the U.S. Affiliate in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer, the Agent and the U.S. Affiliate against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.15        Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1          Incorporation by reference from Agency Agreement

(a)

The representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement are hereby incorporated by reference such that they form an integral part of the Subscription Agreement. The Issuer hereby reaffirms such representations, warranties and covenants as of the Agreement Date and as of the Closing Date (save and except as waived by the Agent, in its sole discretion) as if made as of that date. The Purchaser shall be entitled to rely on the representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement, and as incorporated by reference and reaffirmed herein, except to the extent that they have not been varied, amended altered or waived, in whole or in part, by the Agent.

(b)

The Issuer will provide to the Purchaser, promptly on request and without charge, an extract from the Agency Agreement certified by an officer of the Issuer as a true extract of the representations and warranties contained in the Agency Agreement.

3.2          Representations, Warranties and Covenants of the Issuer

(a)

The Issuer represents and warrants to the Purchaser that (i) the Issuer has the full corporate right, power and authority to execute and deliver this Subscription Agreement, and (ii) this Subscription Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer enforceable against the Issuer.

(b)

So long as any of the Common Shares, Warrants or common shares issued upon exercise of the Warrants (“Subject Securities”) held by the Purchaser shall, at any time, constitute "restricted securities" within the meaning of Rule 144(a)(3), upon written request, the Issuer shall (regardless of whether the Issuer is at such time subject to Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “1934 Act”) provide to any holder, beneficial owner or prospective purchaser of such securities, the information required to be delivered pursuant to Rule 144A(d)(4) to facilitate the resale of such securities pursuant to Rule 144A. Until such time as the Purchaser no longer owns any Subject Securities, the Issuer covenants and agrees to (A) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Issuer after the date hereof pursuant to the 1934 Act, the 1933 Act and state securities laws (the “U.S. Securities Laws”), and (B) prepare and furnish to the Purchaser (i) copies of documents or reports, if any, that the Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and (ii) the reports required to be provided to the Purchaser pursuant to the U.S. Securities Laws and will deliver such reports to the Purchaser in accordance with the U.S. Securities Laws. Any such document or report that the Issuer files with the SEC through the SEC's EDGAR system or SEDAR, as applicable, shall be deemed furnished to the Purchaser for purposes of this paragraph at the time such documents are filed or furnished via the EDGAR system or SEDAR, as applicable.

(c)

In connection with any resale of the Subject Securities that is not effectuated on the TSX, the Issuer agrees, subject to compliance with the U.S. Securities Laws to use its reasonable best efforts to assist the Purchaser in effectuating such sale, including by making available to any offerees or prospective purchasers (A) such information regarding the Issuer and its business, operations and financial condition as the Purchaser may reasonably request, (B) members of management to discuss the business, operations and financial condition of the Issuer, and (C) such other information as the Purchaser may reasonably request in order to facilitate such sale; provided, however, that the Issuer shall not be obligated to provide any information that would require it to file any materials with the SEC under the 1934 Act. Notwithstanding the foregoing, the Issuer will not be required to (i) assist the Purchaser in identifying or soliciting any offerees or prospective purchasers, (ii) file any registration statement, prospectus or any similar document in any jurisdiction, (iii) take any action that would result in the Issuer becoming subject to reporting or disclosure obligations to which it is not already subject, or (iv) disclose any material non-public information.

3.3          Survival of representations and warranties

The representations and warranties contained in this Section will survive for a period of three years from the Closing Date.

4.	EXCLUSION OF LIABILITY OF THE AGENT

The Purchaser acknowledges that the Agent and the U.S. Affiliate are acting as agents in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent and the U.S. Affiliate, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Issuer. The Purchaser acknowledges that no information or representation concerning the Issuer has been provided to the Purchaser by the Issuer, the Agent or the U.S. Affiliate other than those contained in this Subscription Agreement and the Agency Agreement and that the Purchaser is relying entirely upon this Subscription Agreement and the Agency Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or the U.S. Affiliate. No person in the employment of, or acting as agent of, the Agent or the U.S. Affiliate has any authority to make or give any representation or warranty whatsoever in relation to the Issuer or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or the U.S. Affiliate, and the Purchaser hereby releases the Agent and the U.S. Affiliate from any claims that may arise in respect of any such information given or statement made.

5.	WITHDRAWAL OF SUBSCRIPTION

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints the Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

6.	PERSONAL INFORMATION

The Purchaser provides its consent to:

(a)

the disclosure of Personal Information by the Issuer to the Exchange, to the British Columbia Securities Commission and to any other applicable securities regulatory authorities, the Issuer’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 1, or as otherwise identified by the Exchange, from time to time; and

(c)	the collection, use and disclosure of Personal Information by the Commissions for the purposes described in Appendix 1.

7.	ISSUER’S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page(s) of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

8.	CLOSING

8.1          The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives and that further closings may not take place after the Closing.

8.2           On or before the end of the second business day before the Closing Date, the Purchaser will deliver to the Issuer or the Agent the Subscription Agreement and all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

8.3           At Closing, the Issuer will deliver to the Agent the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Agent.

9.	MISCELLANEOUS

9.1          The Purchaser was introduced to the Issuer by the Agent or the U.S. Affiliate, as applicable, under the terms of the Agency Agreement.

9.2          The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

9.3          The Purchaser hereby irrevocably authorizes the Agent, in its sole discretion:

(a)

to act as the Purchaser’s representative at the Closing, to receive certificates for Purchased Securities subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

(b)

to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser contained in the Subscription Agreement or in any agreement or document ancillary or related to the Private Placement.

9.4         The Purchaser hereby authorizes the Agent to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

9.5         The Issuer, the Agent and the U.S. Affiliate may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

9.6         Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer and the Agent consider necessary.

9.7         This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

9.8         Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

9.9         Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

9.10       The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

9.11       This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

9.12       A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

9.13       This Subscription Agreement is to be read with all changes in gender or number as required by the context.

9.14       This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

APPENDIX 1

1.

Toronto Stock Exchange and its affiliates, authorized agents, subsidiaries and divisions, (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, (416) 593-8086.

End of Subscription Agreement

ANNEX B

SUBSCRIPTION RECEIPT AGREEMENT

Providing for the Issue of

up to 1,632,653 Subscription Receipts

BETWEEN

RESPONSE BIOMEDICAL CORP.

- and –

COMPUTERSHARE TRUST COMPANY

OF CANADA

- and –

BLOOM BURTON & CO. INC.

Dated as of September 26, 2013

2.14	Canadian Legends	12
2.15	No Transfer of Subscription Receipts	12

Article III CONVERSION OF SUBSCRIPTION RECEIPTS		12
3.1	Notice of Satisfaction of Release Conditions	12
3.2	Deemed Conversion	12
3.3	Partial Conversion of Subscription Receipts; Fractions	13
3.4	U.S. Legends for Common Shares and Warrants Issued in the United States	13
3.5	Canadian Legends for Common Shares and Warrants	13
3.6	Effect of Conversion of Subscription Receipts	13
3.7	Expiration of Subscription Receipts	14
3.8	Early Termination	14
3.9	Securities Restrictions	14

Article IV ADJUSTMENT OF NUMBER OF UNITS		14
4.1	Adjustment of Number of Units	14
4.2	Entitlement to Shares on Conversion of Subscription Receipt	17
4.3	No Adjustment	17
4.4	Determination by Company’s Auditors	18
4.5	Proceedings Prior to any Action Requiring Adjustment	18
4.6	Certificate of Adjustment	18
4.7	Notice of Special Matters	18
4.8	No Action after Notice	18
4.9	Other Action Affecting Common Shares	19
4.10	Protection of Subscription Receipt Agent	19

Article V RIGHTS AND COVENANTS OF THE COMPANY		19
5.1	Optional Purchases by the Company	19
5.2	General Covenants of the Company	20

5.3	Subscription Receipt Agent’s Remuneration and Expenses	21
5.4	Securities Qualification Requirements	21
5.5	Performance of Covenants by Subscription Receipt Agent	21

Article VI ESCROWED FUNDS		22
6.1	Escrowed Funds and Distribution Amounts	22
6.2	Maintenance of Escrowed Funds	22
6.3	Release of Escrowed Funds Upon Receipt of Release Certificate	23
6.4	Release of Escrowed Funds on Default	23
6.5	Direction	23
6.6	Early Termination of any Investment of the Escrowed Funds	23
6.7	Method of Disbursement and Delivery	24
6.8	Acknowledgements	24
6.9	Miscellaneous	24

Article VII ENFORCEMENT		26
7.1	Suits by Subscription Receiptholders	26
7.2	Waiver of Default	26

Article VIII MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS		27
8.1	Right to Convene Meetings	27
8.2	Notice	27
8.3	Chairman	27
8.4	Quorum	27
8.5	Power to Adjourn	28
8.6	Show of Hands	28
8.7	Poll and Voting	28
8.8	Regulations	29
8.9	Company and Subscription Receipt Agent May be Represented	29

8.10	Powers Exercisable by Extraordinary Resolution	29
8.11	Meaning of Extraordinary Resolution	30
8.12	Powers Cumulative	31
8.13	Minutes	31
8.14	Instruments in Writing	31
8.15	Binding Effect of Resolutions	31
8.16	Holdings by Company Disregarded	32

Article IX SUPPLEMENTAL AGREEMENTS		32
9.1	Provision for Supplemental Agreements for Certain Purposes	32
9.2	Successor Companies	33

Article X CONCERNING THE SUBSCRIPTION RECEIPT AGENT		33
10.1	Agreement Legislation	33
10.2	Rights and Duties of Subscription Receipt Agent	33
10.3	Indemnification	34
10.4	Evidence, Experts and Advisers	34
10.5	Actions by Subscription Receipt Agent to Protect Interest	35
10.6	Subscription Receipt Agent Not Required to Give Security	35
10.7	Protection of Subscription Receipt Agent	35
10.8	Replacement of Subscription Receipt Agent; Successor by Merger	36
10.9	Conflict of Interest	37
10.10	Acceptance of Duties	37
10.11	Subscription Receipt Agent Not to be Appointed Receiver	37
10.12	Documents, Moneys, etc. Held by Subscription Receipt Agent	37
10.13	Not Bound to Act	38

Article XI GENERAL		38
11.1	Notice to the Company, the Agent and the Subscription Receipt Agent	38

11.2	Notice to Subscription Receiptholders	40
11.3	Ownership and Transfer of Subscription Receipts	40
11.4	Privacy Matters	40
11.5	Counterparts	40
11.6	Satisfaction and Discharge of Agreement	41
11.7	Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Subscription Receiptholders	41
11.8	Subscription Receipts Owned by the Company or its Subsidiaries and Affiliates - Certificate to be Provided	41
11.9	Force Majeure	42
11.10	Third Party Interests	42

THIS SUBSCRIPTION RECEIPT AGREEMENT (“Agreement”) is made as of the 26th day of September, 2013.

AMONG:

RESPONSE BIOMEDICAL CORP., a company incorporated under the laws of British Columbia, with its head office in Vancouver, British Columbia (hereinafter referred to as the “Company”)

OF THE FIRST PART

AND:

BLOOM BURTON & CO. INC., a corporation incorporated under the laws of Ontario, with an office in Toronto, Ontario (the “Agent”)

OF THE SECOND PART

AND:

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on business in all Provinces of Canada (hereinafter referred to as the “Subscription Receipt Agent”)

OF THE THIRD PART

WHEREAS the Company proposes to issue up to 1,632,653 Subscription Receipts (as hereinafter defined) convertible by the holders into Units (as hereinafter defined) in the manner herein set forth;

AND WHEREAS each Subscription Receipt represents, among other things, the right to receive Units;

AND WHEREAS the Company has agreed that:

(a)

pending the satisfaction of the Release Conditions (as hereinafter defined), the Escrowed Funds (as hereinafter defined) from the sale of the Subscription Receipts are to be delivered to and held by the Subscription Receipt Agent as escrow agent hereunder, and invested in the manner set out herein;

(b)

if the Release Conditions are satisfied and the Release Certificate is delivered at or before the Time of Expiry on the Release Deadline (as such terms are hereinafter defined), Receiptholders (as hereinafter defined) will be entitled to receive, without any further action or payment of additional consideration by the Receiptholder, one Unit for each Subscription Receipt then held; and

(c)

if the Release Conditions are not satisfied on or before the Release Deadline or if this Agreement is terminated, the Agent, on behalf of the holders of Subscription Receipts will be entitled to receive the Escrowed Funds (as hereinafter defined).

AND WHEREAS the Subscription Receipt Agent has agreed to act as registrar and transfer agent for the Subscription Receipts, and as escrow agent to receive the Escrowed Funds;

AND WHEREAS all acts and deeds necessary have been done and performed to make the Subscription Receipts, when countersigned by the Subscription Receipt Agent and issued as provided in this Agreement, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Agreement;

AND WHEREAS the foregoing recitals are made as statements of fact by the Company and not by the Subscription Receipt Agent or the Agent;

NOW THEREFORE, for good in consideration of the premises and the covenants of the parties it is hereby agreed and declared as follows:

Article I
INTERPRETATION

1.1                          Definitions

In this Agreement, including the recitals and schedules hereto, and in all agreements supplemental hereto:

(a)	“Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act;

(b)

“Applicable Legislation” means the provisions of any statute of Canada or the Designated Provinces, and the regulations and rules under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Agreement;

(c)	“Approved Bank” means the banks set out in Schedule “D”;

(d)	“Business Day” means a day which is not Saturday or Sunday or a legal holiday in the City of Vancouver, British Columbia;

(e)

“Certify” means with respect to the issuance of a Subscription Receipt Certificate, one which has been duly signed by the Company and certified by mutual signature of an authorized officer of the Subscription Receipt Agent, “Certified” and “Certification” have the appropriate correlative meanings;

(f)

“Closing Date” means with respect to the issuance of the Subscription Receipts, September 26, 2013 or such other date or dates as may be agreed to by the Agent and the Company but, in any event, no later than the Release Deadline;

(g)	“Common Shares” means common shares in the capital of the Company as presently constituted;

(h)	“Company’s Auditors” means the firm of chartered accountants duly appointed from time to time as auditors of the Company;

(i)

“Convertible Securities” means securities of the Company or any other issuer that are convertible into or exchangeable for or otherwise carry the right to acquire Common Shares, and “Convertible Security” means any one of them;

(j)

“Counsel” means a barrister or solicitor or a firm of barristers and solicitors retained by the Subscription Receipt Agent or retained by the Company and acceptable to the Subscription Receipt Agent and the Agent;

(k)	“Current Market Price” at any date, means the weighted average price per share at which the Common Shares have traded:

(i)	on the TSX or such other stock exchange which constitutes the principal trading market (by volume) for the Common Shares;

(ii)	if the Common Shares are not listed on the TSX, on any stock exchange upon which the Common are listed as may be selected for this purpose by the directors, acting reasonably; or

(iii)	if the Common Shares are not listed on any stock exchange, on any over-the-counter market;

during the 20 consecutive Trading Days ending the 3rd Trading Day before such date and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the exchange or market, as the case may be, during the 20 consecutive Trading Days by the number of Common Shares sold, or if not traded on any recognized market or exchange, as determined by the directors of the Company acting reasonably;

(l)

“Designated Provinces” means each of the provinces of Canada (and for the purpose of non-Canadian holders of Subscription Receipts, shall mean the Province of British Columbia) being the provinces of Canada where Subscription Receipts are to be sold;

(m)

“director” means a director of the Company for the time being and, unless otherwise specified herein, reference to action “by the directors” means action by the directors of the Company as a board or, whenever duly empowered, action by any committee of such board;

(n)

“Escrow Agent” means the role of the Subscription Receipt Agent to, inter alia, hold and disburse the Escrowed Funds on behalf of the Company and Subscription Receiptholders pursuant to the terms and conditions of this Agreement;

(o)

“Escrowed Funds” means at any time means the aggregate of (i) the amount of $3,119,161.25 being the aggregate amount of the gross proceeds received from the issuance of the Subscription Receipts on the date hereof pursuant to the Offering; less (ii) any amounts thereof released from escrow pursuant to the terms and conditions hereof;

(p)

“Exchange Ratio” means the number of Units that the holder is entitled to receive for each Subscription Receipt held, upon the deemed conversion of the Subscription Receipts which, at the date of this Agreement, is one Unit for each Subscription Receipt;

(q)	“extraordinary resolution” has the meaning set forth in Section ;

(r)

“Internal Procedures” means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register at any time (including without limitation, original issuance or registration of transfer of ownership), the minimum number of the Subscription Receipt Agent’s internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed at the time by the Subscription Receipt Agent;

(s)	“Offering” means the offering by the Company of the Subscription Receipts from time to time;

(t)	“person” means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

(u)	“Private Placement” means the issuance of up to 1,632,653 Units upon the conversion of the Subscription Receipts issuable hereunder;

(v)	“Purchasers” means the purchasers of the Subscription Receipts of the Company;

(w)

“RBM Circular” means the Management Information Circular of the Company prepared in connection with the Shareholder Meeting and to be filed under the Company’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov;

(x)	“Regulation D” means Regulation D adopted by the SEC under the U.S. Securities Act;

(y)	“Regulation S” means Regulation S adopted by the SEC under the U.S. Securities Act;

(z)

“Release Certificate” means a certificate executed by the Company and by the Agent in the form attached as Schedule “C” hereto and addressed to the Subscription Receipt Agent confirming that the Release Conditions described therein have been satisfied and instructing the Subscription Receipt Agent on the issuance of Units;

(aa)	“Release Conditions” means:

(i)	the Company obtaining Shareholder Approval at the Shareholder Meeting.

(bb)	“Release Deadline” means the Time of Expiry on November 24, 2013;

(cc)	“SEC” means the United States Securities and Exchange Commission;

(dd)	“Securities Commissions” means the securities regulatory authorities in each of the Designated Provinces;

(ee)

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings, published fees schedules, prescribed forms, policy statements, notices, blanket rulings, orders and other regulatory instruments in the Designated Provinces, Canada, the United States and each of its states, together with applicable other regulatory instruments of the securities regulatory authorities in such jurisdictions and the rules of the TSX;

(ff)	“Shareholder” means a holder of record of one or more Common Shares;

(gg)	“Shareholder Approval” means the Shareholder approval of the Private Placement in accordance with the rules of the TSX;

(hh)	“Shareholder Meeting” means the meeting of the Shareholders, where, inter alia, the Private Placement is to be considered, and includes any adjournment thereof;

(ii)	“Subscription Price” means the price of $2.45 per Subscription Receipt;

(jj)

“Subscription Receipt Agency” means the principal office of the Subscription Receipt Agent in the City of Toronto, Ontario, the City of Vancouver, British Columbia and/or such other place or places as may be designated in accordance with this Agreement;

(kk)

“Subscription Receipt Agent” means Computershare Trust Company of Canada in its capacity as custodian and agent hereunder and any lawful successors or permitted assigns thereto appointed hereunder from time to time;

(ll)	“Subscription Receipt Certificate” means a certificate issued on or after the Closing Date to evidence Subscription Receipts, substantially in the form of Schedule “A” hereto;

(mm)

“Subscription Receiptholders” or “Receiptholders” (or “holders” without reference to Common Shares) means the persons who are registered owners of one or more Subscription Receipts, the beneficial holders of one or more Subscription Receipts, or both, as applicable;

(nn)

“Subscription Receiptholders’ Request” means an instrument signed in one or more counterparts by Subscription Receiptholders holding in the aggregate not less than 40% of the aggregate number of Subscription Receipts then unexercised and outstanding, requesting the Subscription Receipt Agent to take some action or proceeding specified therein;

(oo)

“Subscription Receipts” means the Subscription Receipts issued and Certified hereunder and from time to time outstanding, each entitling the holders thereof to receive, at no additional cost, upon satisfaction of the Release Conditions, and subject to adjustment in accordance with the terms hereof, one Unit;

(pp)

“this Subscription Receipt Agreement”, “this Agreement”, “herein”, “hereby”, “hereof’ and similar expressions mean and refer to this Agreement and any agreement, indenture, deed or instrument supplemental hereto; and the expressions “Article”, “Section”, “subsection” and “paragraph” followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this Agreement;

(qq)	“Time of Expiry” means, with respect to any Subscription Receipt, 5:00 p.m. (Toronto time) on the Release Deadline;

(rr)

“Trading Days” means a day on which the TSX (or such other exchange on which the Common Shares are listed and which forms the primary trading market by volume for such shares) is open for the transaction of business and if the Common Shares are not listed on a stock exchange, a day on which an over-the-counter market where such Common Shares are traded is open for business;

(ss)	“TSX” means the Toronto Stock Exchange;

(tt)	“Unit” means the unit underlying a Subscription Receipt, comprised of one Common Share and one-half of one Warrant;

(uu)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(vv)	“U.S. Purchaser” means any Accredited Investor purchasing the Subscription Receipts in the United States;

(ww)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(xx)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(yy)

“Voting Shares” means shares of the capital stock of any class of any company carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event; and

(zz)

“Warrant” means one warrant of the Company entitling the holder thereof to, upon due exercise of the same, to purchase one Common Share with an expiry date of September 26, 2016 and an exercise price of $3.58;

(aaa)

“written order of the Company”, “written request of the Company”, “written consent of the Company” and “certificate of the Company” mean, respectively, a written order, request, consent and certificate signed in the name of the Company by a director or its Chairman, Chief Executive Officer, Chief Financial Officer, President or a Vice-President, and may consist of one or more instruments so executed.

1.2                         Gender and Number

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3                          Interpretation not Affected by Headings, etc.

The division of this Agreement into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4                          Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5                          Time of the Essence

Time shall be of the essence of this Agreement and the Subscription Receipt Certificates.

1.6                         Currency

Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.7                         Severability

In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, all of which shall remain in full force and effect.

1.8                         Conflicts

In the event of any conflict between the provisions of this Agreement and the Subscription Receipt Certificates, the provisions of this Agreement will govern.

1.9                         Meaning of “outstanding” for Certain Purposes

Every Subscription Receipt Certificate Certified and delivered by the Subscription Receipt Agent hereunder shall be deemed to be outstanding until the Time of Expiry, or until it shall be deemed to have been surrendered to the Subscription Receipt Agent upon the deemed conversion thereof pursuant to Article III, provided however that:

(a)

where a Subscription Receipt Certificate has been issued in substitution for a Subscription Receipt Certificate which has been lost, stolen or destroyed, only one of them shall be counted for the purpose of determining the number of Subscription Receipts outstanding; and

(b)

for the purpose of any provision of this Agreement entitling holders of outstanding Subscription Receipts to vote, sign consents, requests or other instruments or take any other action under this Agreement, Subscription Receipts owned legally or equitably by the Company or any subsidiary of the Company thereof shall be disregarded, except that for the purpose of determining whether the Subscription Receipt Agent shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Subscription Receipts of which the Subscription Receipt Agent has notice that they are so owned shall be so disregarded.

1.10                      Applicable Law

This Agreement, the Subscription Receipts and the Subscription Receipt Certificates shall be construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws applicable therein and shall be treated in all respects as British Columbia contracts.

Article II
ISSUE OF SUBSCRIPTION RECEIPTS

2.1                         Issue of Subscription Receipts

A total of up to 1,632,653 Subscription Receipts are hereby created and authorized to be issued. Subscription Receipt Certificates evidencing Subscription Receipts shall be executed by the Company and upon the written direction of the Company shall be Certified by or on behalf of the Subscription Receipt Agent and delivered by the Subscription Receipt Agent in accordance with such written direction of the Company.

2.2                         Description of the Subscription Receipts

(a)

Each Subscription Receipt entitles the holder thereof to receive, upon deemed conversion in accordance with the terms of the Subscription Receipts and this Subscription Receipt Agreement and without payment of additional consideration (subject to adjustment in accordance with hereof), one Unit.

(b)

In the event that the Release Conditions are satisfied and the Release Certificate is delivered on or before the Release Deadline, each Subscription Receipt will be deemed to have been exchanged (and subject to adjustment in accordance with Article IV hereof), without further action or payment by the Receiptholder, for one Unit.

(c)

In the event that the Release Conditions are not satisfied on or before the Release Deadline or if this Agreement is terminated in accordance with its terms, the Agent, on behalf of the Receiptholders, will be entitled to receive the Escrowed Funds.

(d)

In the event of a deemed conversion of a holder’s Subscription Receipts, the Subscription Receipt Agent will deliver certificates representing the Common Shares and certificates representing the Warrants, as provided by the Company, underlying the Units to the Agent.

(e)	No fractional Subscription Receipts shall be issued or otherwise provided for hereunder.

2.3                         Subscription Receiptholder not a Shareholder

Nothing in this Agreement or in the holding of a Subscription Receipt or Subscription Receipt Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Subscription Receiptholder any right or interest whatsoever as a holder of Common Shares or as any other security holder of the Company, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company or the right to receive dividends and other distributions of other security holders.

2.4                         Subscription Receipts to Rank Pari Passu

All Subscription Receipts shall rank pari passu with all other Subscription Receipts whatever may be the actual date of issue of the Subscription Receipt Certificates that evidence same.

2.5                         Form of Subscription Receipts

All Subscription Receipts shall be issued in certificated form and evidenced by a Subscription Receipt Certificate (including all replacements issued in accordance with this Agreement) issued in registered form, substantially in the form set out in Schedule “A” hereto and shall be dated as of the Closing Date, shall bear such legends, distinguishing letters and numbers as the Company may, with the approval of the Subscription Receipt Agent and the Agent, prescribe and shall be issuable in any denomination excluding fractions. Each Subscription Receipt originally issued to, or for the account or benefit of, a U.S. Purchaser must bear the applicable legend set forth in Section 2.13.

2.6                         Signing of Subscription Receipt Certificates

The Subscription Receipt Certificates issued by the Company shall be signed by any one of the directors or officers of the Company. The signatures of any such director or officer may be mechanically reproduced in facsimile and Subscription Receipt Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such director or officer. Notwithstanding that any person whose manual or facsimile signature appears on any Subscription Receipt Certificate as a director or officer may no longer hold office at the date of such Subscription Receipt Certificate or at the date of Certification or delivery thereof, any Subscription Receipt Certificate signed as aforesaid shall, subject to Section , be valid and binding upon the Company and the holder thereof shall be entitled to the benefits of this Agreement or the Subscription Receipt Certificates in question.

2.7                         Certification by the Subscription Receipt Agent

(a)

The Subscription Receipt Agent shall Certify Subscription Receipt Certificates to be issued by the Company upon the written direction of the Company. No Subscription Receipt Certificate shall be issued or, if issued, shall be valid for any purpose, convertible or entitle the holder to the benefit hereof until it has been Certified by manual signature by or on behalf of the Subscription Receipt Agent substantially in the form of the certificate set out in Schedule “A” hereto and such Certification by the Subscription Receipt Agent upon any Subscription Receipt Certificate shall be conclusive evidence as against the Company that the Subscription Receipt Certificate so Certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

(b)

The Certification of the Subscription Receipt Agent on Subscription Receipt Certificates issued hereunder shall not be construed as a representation or warranty by the Subscription Receipt Agent as to the validity of this Agreement or the Subscription Receipt Certificates (except the due Certification thereof by the Subscription Receipt Agent) and the Subscription Receipt Agent shall in no respect be liable or answerable for the use made of the Subscription Receipt Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.8                         Issue in Substitution for Subscription Receipt Certificates Lost, etc.

(a)

If any Subscription Receipt Certificate becomes mutilated or is lost, destroyed or stolen, the Company shall issue and thereupon the Subscription Receipt Agent shall Certify and deliver, a new Subscription Receipt Certificate of like tenor and bearing the same legends as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Subscription Receipt Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Subscription Receipt Certificate, and the substituted Subscription Receipt Certificate shall be in the form of the certificate set out in Schedule “A” hereto and the Subscription Receipts evidenced thereby shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Subscription Receipts issued or to be issued hereunder by the Company.

(b)

The applicant for the issue of a new Subscription Receipt Certificate pursuant to this Section  shall bear the reasonable cost of the issue thereof and in case of loss, destruction or theft, shall, as a condition precedent to the issue thereof, furnish to the Company and to the Subscription Receipt Agent such evidence of ownership and of the loss, destruction or theft of the Subscription Receipt Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Subscription Receipt Agent, in their sole discretion acting reasonably, and such applicant may also be required to furnish an indemnity and a surety bond in amount and form satisfactory to the Company and the Subscription Receipt Agent, in their sole discretion acting reasonably, and shall pay the reasonable charges of the Company and the Subscription Receipt Agent in connection therewith.

2.9                         Exchange of Subscription Receipt Certificates

(a)

Any one or more Subscription Receipt Certificates representing any number of Subscription Receipts may, upon compliance with the reasonable requirements of the Subscription Receipt Agent, be exchanged for one or more other Subscription Receipt Certificates, bearing the same legends, representing the same aggregate number of Subscription Receipts as represented by the Subscription Receipt Certificate or Subscription Receipt Certificates so exchanged. The Company shall issue and the Subscription Receipt Agent shall countersign all Subscription Receipt Certificates necessary to carry out exchanges as aforesaid.

(b)

Subscription Receipt Certificates may be exchanged only at the Subscription Receipt Agency or at any other place that is designated by the Company with the approval of the Subscription Receipt Agent and the Agent. Any Subscription Receipt Certificate tendered for exchange shall be cancelled and surrendered by the Subscription Receipt Agency to the Subscription Receipt Agent.

2.10                      Register of Subscription Receipts

The Company shall cause the Subscription Receipt Agent to keep at the Subscription Receipt Agency a register in which shall be entered the names and addresses of the Subscription Receiptholders and particulars of the Subscription Receipts held by them. The register with respect to the Subscription Receipts issued by the Company referred to in this Section shall at all reasonable times be open for inspection at the Subscription Receipt Agency during normal business hours by the Company and the Subscription Receiptholders upon written request. The Subscription Receipt Agent shall be entitled to rely upon the register to determine provincial residency of Subscription Receiptholders.

2.11                      Charges for Exchange

Except as otherwise herein provided, a reasonable charge shall be levied by the Subscription Receipt Agent in respect of the exchange of any Subscription Receipt Certificate or the issue of a new Subscription Receipt Certificate(s) pursuant hereto provided that the reimbursement of the Subscription Receipt Agent or the Company for any and all transfer, stamp or similar taxes or other governmental charges required to be paid shall be made by the holder requesting such transfer or exchange as a condition precedent to such exchange or issue.

2.12                      Cancellation of Surrendered Subscription Receipts

All Subscription Receipt Certificates surrendered pursuant to Sections , or , if applicable, shall be returned to the Subscription Receipt Agent for cancellation, shall be cancelled by the Subscription Receipt Agent and, after the expiry of any period of retention prescribed by law, shall be destroyed by the Subscription Receipt Agent or delivered to the Company if it so requests. Upon request by the Company the Subscription Receipt Agent shall furnish to it a destruction certificate identifying the Subscription Receipt Certificates issued by it so destroyed, the number of Subscription Receipts evidenced thereby, the number of Units delivered pursuant to such Subscription Receipts and the details of any Subscription Receipt Certificates issued in substitution or exchange for such Subscription Receipt Certificates destroyed.

2.13                      U.S. Legends

(a)

The Subscription Receipt Agent understands and acknowledges that the Subscription Receipts and the Common Shares and Warrants comprising the Units issuable upon deemed conversion of the Subscription Receipts have not been and will not be registered under the U.S. Securities Act.

(b)

Each Subscription Receipt Certificate originally issued to an U.S. Purchaser, or for the account or benefit of an U.S. Purchaser, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RESPONSE BIOMEDICAL CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C)(I) OR (D), THE SELLER HAS FURNISHED TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT TO SUCH EFFECT AND, IN THE CASE OF PARAGRAPH (B), A DECLARATION IN THE FORM OF SCHEDULE “B” TO THE SUBSCRIPTION RECEIPT AGREEMENT UNDER WHICH THIS SECURITY WAS ISSUED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

2.14                      Canadian Legends

Each Subscription Receipt Certificate originally issued to every holder, as well as all certificates issued in exchange for or in substitution of the Subscription Receipt Certificates, will be subject to a hold period and, subject to Section 3.5 hereof, will bear the following legend in addition to the legend set forth in Section 2.13(b):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE].”

provided that if, at any time, in the opinion of counsel to the Company, such legend is no longer necessary or advisable under any Securities Laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company and the Subscription Receipt Agent (which may include an opinion of counsel satisfactory to the Company and the Subscription Receipt Agent) to the effect that such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

2.15                      No Transfer of Subscription Receipts

The Subscription Receipts may not be transferred and any purported transfer of Subscription Receipts shall be null and void ab initio.

Article III
CONVERSION OF SUBSCRIPTION RECEIPTS

3.1                        Notice of Satisfaction of Release Conditions

Upon the satisfaction of the Release Conditions, on or before the Release Deadline, the Agent and the Company shall deliver to the Subscription Receipt Agent the Release Certificate within one Business Day of such Release Conditions being satisfied, and, in any event, by or before the Time of Expiry, in the form attached hereto as Schedule “C” by facsimile or courier to the address of the Subscription Receipt Agent set out in Section and, upon receipt of the Release Certificate by the Subscription Receipt Agent, the Subscription Receipts shall be deemed to be converted pursuant to subsection .

3.2                        Deemed Conversion

(a)

In the event the Release Conditions are satisfied and the Release Certificate is delivered on or before the Release Deadline, all Subscription Receipts shall be deemed to be converted and surrendered without any further action by the Subscription Receiptholders and one Unit shall be deemed to have been issued on the date the Release Certificate is delivered to the Subscription Receipt Agent to the Subscription Receiptholders for each Subscription Receipt held, subject to adjustment in accordance with Article IV, and the persons to whom such Units are to be issued in accordance with the terms of this Agreement shall be deemed to have become the holders of record of such Units on such date.

(b)

Upon the deemed issuance of Units upon the deemed conversion of the Subscription Receipts, the Subscription Receipt Certificates will be deemed to have been surrendered and cancelled without further action on the part of the Subscription Receiptholders, the Subscription Receipt Agent, the Agent or the Company. The Subscription Receipt Agent will issue certificates representing the Common Shares underlying the Units and the Company will issue and provide within two Business Days to the Subscription Receipt Agent with certificates representing the Warrants underlying the Units, in each case, in the names of the Subscription Receiptholders and the Subscription Receipt Agent, subject to receipt of the certificates representing the Warrants as provided by the Company, will then deliver the certificates representing the Common Shares and Warrants comprising the Units within three Business Days to the Agent on behalf of the Subscription Receiptholders.

3.3                        Partial Conversion of Subscription Receipts; Fractions

Notwithstanding anything herein contained, including any adjustment provided for in Article IV, the Company shall not be required, upon the deemed conversion of any Subscription Receipts, to issue fractions of Units or to distribute certificates which evidence fractional Units. Any fractional Units to which a Subscription Receiptholder is entitled upon conversion or deemed conversion of Subscription Receipts shall be aggregated to form whole Units, with any remaining fractional Unit rounded down to a whole Unit. No cash payments will be made in lieu of fractional Units.

3.4                        U.S. Legends for Common Shares and Warrants Issued in the United States

Certificates representing Common Shares and Warrants issued upon deemed conversion of Subscription Receipts to, or for the account or benefit of, U.S. Purchasers shall bear the legend set forth in subsection 2.13(b) herein.

3.5                        Canadian Legends for Common Shares and Warrants

In addition to any legends required pursuant to Sections 2.13(b) and 3.4, certificates representing Common Shares and Warrants issued upon the deemed conversion of Subscription Receipts issued to every Subscription Receiptholder (provided that the Company is a reporting issuer under the Securities Laws of the Designated Provinces) shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITIY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE].”

3.6                        Effect of Conversion of Subscription Receipts

Upon the deemed conversion of Subscription Receipts pursuant to Section , all of the Common Shares and Warrants to be acquired pursuant to such deemed conversion shall be deemed to have been issued and the person or persons to whom such Common Shares and Warrants are to be issued shall be deemed to have become the holder or holders of record of such Common Shares and warrants, unless the transfer registers of the Company shall be closed by law on such date, in which case the Common Shares and Warrants acquired shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares and Warrants on the date on which such transfer registers are next reopened.

3.7                         Expiration of Subscription Receipts

All rights under any Subscription Receipt in respect of which the right of subscription provided for shall not theretofore have been deemed converted shall wholly cease and terminate and the Subscription Receipts shall be void and of no effect at the earlier of the date on which a termination notice is delivered in accordance with Section 3.8 and the Time of Expiry on the Release Deadline, other than the right to the return of the Escrowed Proceeds as provided herein.

3.8                         Early Termination

Unless otherwise agreed by the Agent and the Company, if Shareholder Approval is not obtained, the Company and the Agent will provide a joint termination notice to the Subscription Receipt Agent. Upon delivery of such termination notice, the Subscription Receipts will be automatically cancelled and will have no further force and effect, and the Escrowed Funds, without deduction, will be returned to the Agent, on behalf of the Subscription Receiptholders in accordance with the terms hereof.

3.9                         Securities Restrictions

Notwithstanding anything herein contained, Units will only be issued hereunder in compliance with the securities laws of any applicable jurisdiction.

Article IV
ADJUSTMENT OF NUMBER OF UNITS

4.1                         Adjustment of Number of Units

The acquisition rights in effect at any date attaching to the Subscription Receipts shall be subject to adjustment from time to time as follows:

(a)	if and whenever at any time from the Closing Date until the Time of Expiry, the Company shall:

(i)	subdivide, redivide or change its outstanding Common Shares into a greater number of shares;

(ii)	reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

(iii)	issue to all or substantially all of the holders of the Common Shares, by way of stock distribution, stock dividend or otherwise, Common Shares or securities convertible into Common Shares;

(any of the events described in , and being referred to as a “Share Reorganization”);

the Exchange Ratio shall be adjusted immediately after the record date at which the holders of the Common Shares are determined for the purpose of such Share Reorganization by multiplying the Exchange Ratio in effect on the record date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after giving effect to the Share Reorganization and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur;

(b)

if and whenever at any time from the Closing Date and prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Company other than as described in subsection  or a consolidation, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity (any such event being called a “Capital Reorganization”), upon the deemed conversion of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Units such Subscription Receiptholder would otherwise be entitled to acquire, the number of Units or other securities or property of the Company or of the body corporate, trust, partnership or other entity resulting from such Capital Reorganization, or to which such sale or conveyance may be made, as the case may be, that such Subscription Receiptholder would have been entitled to receive on such Capital Reorganization, if, on the record date or the effective date thereof, as the case may be, the Subscription Receiptholder had been the registered holder of the number of Common Shares sought to be acquired by it. If determined appropriate by the Company or the Agent to give effect to or to evidence the provisions of this subsection  or as required pursuant to an extraordinary resolution of the Subscription Receiptholders, the Company, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such Capital Reorganization, enter into an agreement which shall provide, to the extent possible, for the application of the provisions set forth in this Agreement with respect to the rights and interests thereafter of the Subscription Receiptholders to the end that the provisions set forth in this Agreement shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Subscription Receiptholder is entitled on the exercise of its acquisition rights thereafter. Any agreement entered into between the Company, the Agent and the Subscription Receipt Agent pursuant to the provisions of this subsection  shall be a supplemental agreement entered into pursuant to the provisions of hereof. Any agreement entered into between the Company, any successor to the Company or such purchasing body corporate, partnership, trust or other entity and the Subscription Receipt Agent shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section  and which shall apply to successive reclassification, reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

(c)

if and whenever at any time from the Closing Date and prior to the Time of Expiry, the Company shall issue rights, options or warrants to all or substantially all the holders of the Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares or Convertible Securities within a period of 45 days from the date of issue thereof at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a “Rights Offering” and Common Shares that may be acquired in exercise of the Rights Offering or upon conversion of the Convertible Securities offered by the Rights Offering being herein called the “Offered Shares”), the Exchange Ratio shall be adjusted effective immediately after the record date at which holders of Common Shares are determined for the purposes of the Rights Offering to an Exchange Ratio that is the product of (1) the Exchange Ratio in effect on the record date and (2) a fraction (a) the numerator of which shall be the sum of (i) the number of Common Shares outstanding on the record date for the rights offering plus (ii) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be; and (b) the denominator of which shall be the sum of (i) the number of Common Shares outstanding on the record date for the Rights Offering; and (ii) the number arrived at when (A) either the product of (1) the number of Offered Shares so offered and (2) the price at which those Common Shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Offered Shares for or into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (B) the Current Market Price of the Common Shares on the record date.

Any Offered Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exchange Ratio shall be readjusted to the Exchange Ratio in effect immediately prior to the record date and the Exchange Ratio shall be further adjusted based upon the number of Offered Shares (or Convertible Securities into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date;

(d)

if and whenever at any time from the Closing Date and prior to the Time of Expiry, the Company shall issue or distribute to all or substantially all the holders of the Common Shares (i) shares of any class other than Common Shares, or (ii) rights, options or warrants other than rights, options or warrants convertible within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 90% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other assets and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a “Special Distribution”), the Exchange Ratio shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to an Exchange Ratio that is the product of (1) the Exchange Ratio in effect on the record date and (2) a fraction (a) the numerator of which shall be the product of (i) the sum of the number of Common Shares outstanding on the record date plus the number of Units which the Subscription Receiptholders would be entitled to receive upon conversion of all their outstanding Subscription Receipts if they were converted on the record date and (ii) the Current Market Price thereof on that date; and (b) the denominator of which shall be the product of (A) the sum of the number of Common Shares outstanding on the record date plus the number of Units which the Subscription Receiptholders would be entitled to receive upon conversion of all their outstanding Subscription Receipts if they were converted on the record date and (B) the Current Market Price thereof on that date, less, the aggregate fair market value, as determined by the directors, whose determination shall, subject to TSX acceptance (if applicable) and absent manifest error, be conclusive, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution.

Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets if not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exchange Ratio shall be readjusted to the Exchange Ratio that would then be in effect based upon the shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or convertible securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date;

(e)

the adjustments provided for in this in the number of Units and classes of securities which are to be received on the conversion of Subscription Receipts are cumulative and shall apply to successive issues, subdivisions, combinations, consolidations, distributions and any other events that would require an adjustment of the Exchange Ratio or the kind securities issuable hereunder. After any adjustment pursuant to this Section, the term “Common Shares” where used in this Agreement shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section, the Subscription Receiptholder is entitled to receive upon the conversion of its Subscription Receipt, and the number of Common Shares indicated by any conversion made pursuant to a Subscription Receipt shall be interpreted to mean the number of Common Shares or other property or securities a Subscription Receiptholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section, upon the full conversion of a Subscription Receipt;

(f)

if, and whenever at any time from the Closing Date and prior to the Time of Expiry, the Company shall reclassify or otherwise change the outstanding Common Shares, the conversion right shall be adjusted effective immediately upon the reclassification becoming effective so that holders of Subscription Receipts who convert their rights thereafter shall be entitled to receive Units (or Common Shares and Warrants comprising Units) as they would have received had the Subscription Receipts been converted immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this .

4.2                         Entitlement to Shares on Conversion of Subscription Receipt

All shares of any class or other securities which a Subscription Receiptholder is at the time in question entitled to receive on the conversion of its Subscription Receipt, whether or not as a result of adjustments made pursuant to this , shall, for the purposes of the interpretation of this Agreement, be deemed to be securities which such Subscription Receiptholder is entitled to acquire pursuant to such Subscription Receipt.

4.3                         No Adjustment

Notwithstanding anything in this , no adjustment shall be made in the acquisition rights attached to the Subscription Receipts if the issue of Common Shares is being made pursuant to this Agreement and/or Private Placement or pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Company.

4.4                         Determination by Company’s Auditors

In the event of any question arising with respect to the adjustments provided for in this , such question shall be conclusively determined by the Company’s Auditors or if they are unable or unwilling to act, such firm of independent chartered accountants as may be selected by the directors, acting reasonably, who shall have access to all necessary records of the Company and such determination, absent manifest error, shall be binding upon the Company, the Subscription Receipt Agent, all Subscription Receiptholders and all other persons interested therein.

4.5                         Proceedings Prior to any Action Requiring Adjustment

As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Subscription Receipts, including the number of Units which are to be received upon the conversion thereof, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company or a successor company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Subscription Receipts issued by it are entitled to receive on the full conversion thereof in accordance with the provisions hereof.

4.6                         Certificate of Adjustment

The Company shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in this , deliver a certificate of the Company to the Subscription Receipt Agent, the Agent and the Subscription Receiptholders specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Subscription Receipt Agent shall be entitled to rely on any adjustment as calculated and set forth in such certificate of the Company.

4.7                         Notice of Special Matters

The Company covenants with the Subscription Receipt Agent and the Agent that, so long as any Subscription Receipt remains outstanding, it will send notice to the Subscription Receipt Agent, to the Agent and to the Subscription Receiptholders of its intention to fix a record date that is prior to the Release Deadline for the issuance of rights, options or warrants (other than the Subscription Receipts) to all or substantially all the holders of its outstanding Common Shares or for determining the shareholders of record who would be entitled to vote on a special resolution of shareholders respecting or affecting in any way the Company’s share capital. Such notice shall specify the particulars of such event and the record date for such event, provided that the Company shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be sent in each case not less than 14 days prior to such applicable record date.

4.8                         No Action after Notice

The Company covenants with the Subscription Receipt Agent and the Agent that it will not close its transfer books or take any other corporate action which might deprive the holder of a Subscription Receipt of the opportunity to exercise its right of acquisition pursuant thereto during the period of 14 days after the giving of the certificate or notices set forth in Sections 4.6 and 4.7.

4.9                         Other Action Affecting Common Shares

If, and whenever at any time from the Closing Date and prior to the Time of Expiry, the Company shall take any action affecting or relating to the Common Shares, other than any action described in this , which in the opinion of the directors of the Company would prejudicially affect the rights of any holders of Subscription Receipts, the Exchange Ratio will be adjusted by the directors of the Company in such manner, if any, and at such time, as the directors of the Company, may in their sole discretion, subject to the approval of any stock exchange(s) on which the Common Shares are listed and posted for trading, reasonably determine to be equitable in the circumstances to such holders.

4.10                       Protection of Subscription Receipt Agent

The Subscription Receipt Agent shall not:

(a)

be under any duty or responsibility to any Subscription Receiptholder to determine whether any facts exist which may require any adjustment contemplated by this , or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)

be accountable with respect to the validity or value (or the kind or amount) of any Units, or of any shares or other securities or property which may at any time be issued or delivered upon the deemed conversion of the rights attaching to any Subscription Receipt;

(c)	be responsible for any failure of the Company to comply with any of the covenants contained in this Article; and

(d)

incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Company.

Article V
RIGHTS AND COVENANTS OF THE COMPANY

5.1                         Optional Purchases by the Company

Subject to applicable securities legislation, the Company may from time to time purchase by private contract or otherwise any of the Subscription Receipts issued by it. Any Subscription Receipt Certificates representing the Subscription Receipts purchased pursuant to this Section  shall forthwith be delivered to and cancelled by the Subscription Receipt Agent and no Subscription Receipts shall be issued in replacement thereof.

5.2                         General Covenants of the Company

So long as any Subscription Receipts remain outstanding the Company represents, warrants and covenants as follows:

(a)

the Company is duly authorized to create and issue the Subscription Receipts and, when issued and counter signed as herein provided, such Subscription Receipts shall be valid and enforceable against the Company in accordance with the terms herein, and it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Units upon the conversion of the Subscription Receipts issued by it;

(b)

it will cause the Common Shares and the certificates representing the Common Shares and warrants acquired pursuant to the deemed conversion of the Subscription Receipts issued by it to be duly issued and delivered in accordance with the Subscription Receipt Certificates and the terms hereof;

(c)

all Common Shares which shall be issued upon deemed conversion of the Subscription Receipts (in accordance with the terms hereof and of the Subscription Receipt Certificates) shall be fully paid and non-assessable;

(d)	it will maintain its corporate existence and carry on and conduct its business in a prudent manner in accordance with industry standards and good business practices;

(e)

it will use its commercially reasonable efforts to ensure that all Common Shares outstanding or issuable from time to time (including without limitation the Common Shares issuable on the conversion of the Subscription Receipts) are listed and posted for trading on the TSX (or on another Canadian stock exchange) for a period of not less than three years from the Closing Date;

(f)

it will use its commercially reasonable efforts to maintain its status as a reporting issuer (or analogous entity) not in default of the requirements of the securities laws of the Designated Provinces in which it is a reporting issuer on the Closing Date for a period of not less than three years from such date and it will make all requisite filings under the Securities Laws to report the exercise of the right to acquire Common Shares pursuant to the Subscription Receipts;

(g)

the Company confirms that it has either (i) a class of securities registered pursuant to Section 12 of the US Securities Exchange Act of 1934, as amended; or (ii) a reporting obligation pursuant to Section 15(d) of the US Securities Exchange Act, and has provided the Subscription Receipt Agent with an Officers’ Certificate (in a form provided by the Subscription Receipt Agent certifying such reporting obligation and other information as requested by the Subscription Receipt Agent. The Company covenants that in the event that any such registration or reporting obligation shall be terminated by the Company in accordance with the US Securities Exchange Act of 1934 as amended, the Company shall promptly notify the Subscription Receipt Agent of such termination and such other information as the Subscription Receipt Agent may require at the time. The Company acknowledges that Computershare is relying upon the foregoing representation and covenants in order to meet certain United States Securities and Exchange Commission (“SEC”) obligations with respect to those clients who are filing with the SEC;

(h)

it will perform and carry out all of the acts or things to be done by it as provided in this Agreement and that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as the Subscription Receipt Agent or the Agent may reasonably require for the better accomplishing and effecting of the intentions and provisions of this Agreement; and

(i)	it will promptly advise the Subscription Receipt Agent, the Agent and the holders of Subscription Receipts in writing of any default under the terms of this Agreement.

5.3                         Subscription Receipt Agent’s Remuneration and Expenses

The Company covenants that it will pay (and shall be responsible for the payments thereof) to the Subscription Receipt Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Subscription Receipt Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Subscription Receipt Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Subscription Receipt Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Subscription Receipt Agent’s gross negligence, wilful misconduct or fraud. Any amount owing hereunder and remaining unpaid 30 days from the invoice date will bear interest at the then current rate charged by the Subscription Receipt Agent against unpaid invoices and shall be payable upon demand. This Section shall survive the termination of this Agreement and the removal or resignation of the Subscription Receipt Agent.

5.4                         Securities Qualification Requirements

(a)

If, in the opinion of Counsel, any instrument (not including a prospectus) is required to be filed with, or any permission is required to be obtained from the Securities Commissions or the TSX or any other step is required under the laws of the Designated Provinces before any Common Shares which a Subscription Receiptholder is entitled to acquire pursuant to the deemed conversion of any Subscription Receipt may properly and legally be issued upon deemed conversion thereof and thereafter traded, without further formality or restriction, the Company covenants that it will take such required action.

(b)

The Company or, if required by the Company, the Subscription Receipt Agent will give notice of the issue of Common Shares pursuant to the deemed conversion of Subscription Receipts, in such detail as may be required, to the Securities Commissions and the TSX.

5.5                         Performance of Covenants by Subscription Receipt Agent

If the Company shall fail to perform any of its covenants contained in this Subscription Receipt Agreement, the Subscription Receipt Agent may notify the Subscription Receiptholders of such failure on the part of the Company or may itself perform any of the covenants capable of being performed by it but shall be under no obligation to perform said covenants or to notify the Subscription Receiptholders of such performance or non-performance by it. All sums expended or advanced by the Subscription Receipt Agent in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Subscription Receipt Agent shall relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

Article VI
ESCROWED FUNDS

6.1                         Escrowed Funds and Distribution Amounts

Upon any issuance of the Subscription Receipts, the Company shall deposit or cause to be deposited the Escrowed Funds with the Subscription Receipt Agent on the date of such issuance and the Subscription Receipt Agent shall accept and hold the Escrowed Funds in escrow for and on behalf of the persons who have an interest therein pursuant hereto, shall disburse and deal with the Escrowed Funds in the manner contemplated by this and at all times shall keep the Escrowed Funds in a segregated account, all on the terms and subject to the conditions hereof. The Company acknowledges and agrees that it is a condition of the payment by the holders of Subscription Receipts of the issue price therefor that the Escrowed Funds are held in escrow by the Subscription Receipt Agent in accordance with the provisions of this Article VI. The Company further acknowledges and confirms that it has no interest in the Escrowed Funds unless and until the Release Certificate is delivered to the Subscription Receipt Agent. The Subscription Receipt Agent shall retain the Escrowed Funds for the benefit of the Agent on behalf of the holders of Subscription Receipts and, upon the delivery of the Release Certificate to the Subscription Receipt Agent, retroactively for the benefit of the Company in accordance with the provisions of this .

6.2                        Maintenance of Escrowed Funds

(a)

Until released in accordance with this agreement, the Escrowed Funds shall be kept segregated in the records of the Subscription Receipt Agent and shall be deposited in one or more segregated non-interest-bearing trust accounts to be maintained by the Subscription Receipt Agent in the name of the Subscription Receipt Agent at one or more banks listed in Schedule “D” (each such bank, an “Approved Bank”). The Escrowed Funds shall not bear interest. The Subscription Receipt Agent shall be entitled to retain for its own benefit, as partial compensation for its services hereunder, any amount of the interest earned on the Escrowed Funds that is not payable pursuant to this Section.

(b)

All amounts held by the Subscription Receipt Agent pursuant to this Agreement shall be held in escrow by the Subscription Receipt Agent for the benefit of the Agent on behalf of the holders of Subscription Receipts and the delivery of the Escrowed Funds to the Subscription Receipt Agent shall not give rise to a debtor-creditor or other similar relationship between the Subscription Receipt Agent and the Subscription Receiptholders. The amounts held by the Subscription Receipt Agent pursuant to this Agreement are the sole risk of the Company and Subscription Receiptholders and, without limiting the generality of the foregoing, the Subscription Receipt Agent shall have no responsibility or liability for any diminution of the Escrowed Funds which may result from any deposit made with an Approved Bank pursuant to this Section 6.2(b), including any losses resulting from a default by the Approved Bank or other credit losses (whether or not resulting from such a default) and any credit or other losses on any deposit liquidated or sold prior to maturity. The Company acknowledges and agrees that the Subscription Receipt Agent acts prudently in depositing the Escrowed Funds at any Approved Bank, and that the Subscription Receipt Agent is not required to make any further inquiries in respect of any such bank.

(c)

At any time and from time to time the Company shall be entitled to direct the Subscription Receipt Agent by written notice (i) not to deposit any new amounts in any Approved Bank specified in the notice and/or (ii) to withdraw all or any of the Escrowed Funds that may then be deposited with any Approved Bank specified in the notice. With respect to any withdrawal notice, the Subscription Receipt Agent will endeavour to withdraw such amount specified in the notice as soon as reasonably practicable and the Company acknowledges and agrees that such specified amount remains at the sole risk of the Company and Subscription Receiptholders prior to and after such withdrawal.

6.3                         Release of Escrowed Funds Upon Receipt of Release Certificate

The Escrowed Funds shall be released to the Company and to the Agent upon receipt by the Subscription Receipt Agent of the Release Certificate, as soon as reasonably practicable, but in any event contemporaneously with the delivery of the Common Shares and Warrants as directed in the Release Certificate and within three Business Days in accordance with Section 6.7 hereof, subject to receipt of the certificates representing the Warrants as provided by the Company.

6.4                         Release of Escrowed Funds on Default

In the event that the Release Conditions are not satisfied prior to the Time of Expiry on the Release Deadline, or if this Agreement is terminated pursuant to Section , the Subscription Receipt Agent shall return to the Agent on behalf of the Subscription Receiptholders the Escrowed Funds. The Escrowed Funds shall be paid to the Agent within three Business Days following the termination or the Release Deadline, as applicable. Payment shall be made in accordance with Section 6.7 hereof and the Subscription Receipt Agent shall deliver such payment to the Agent. All Subscription Receipt Certificates representing Subscription Receipts in respect of which the Escrowed Funds have been paid to the Agent on behalf of the Subscription Receiptholders shall be deemed to have been cancelled on the earlier of the date on which a termination notice is delivered in accordance with Section 3.8 and the Release Deadline and the Subscription Receipt Agent shall record the deemed cancellation of such Subscription Receipt Certificates on the register of the Subscription Receipts. The Subscription Receipt Agent shall furnish the Company with a certificate identifying the Subscription Receipt Certificates deemed to have been cancelled. All Subscription Receipts represented by Subscription Receipt Certificates which have been deemed to have been cancelled pursuant to this Section 6.4 shall be without further force and effect whatsoever.

6.5                         Direction

In order to permit the Subscription Receipt Agent to carry out its obligations under this , the Company hereby specifically authorizes and directs the Subscription Receipt Agent to make any stipulated payment or to take any stipulated action in accordance with the provisions of this Agreement.

6.6                         Early Termination of any Investment of the Escrowed Funds

In making any payment pursuant to this Agreement, the Subscription Receipt Agent has the authority to liquidate any investments in order to make payments contemplated under this and shall not be liable for any loss sustained in the escrow account for early termination of any investment of the Escrowed Funds necessary to enable the Subscription Receipt Agent to make such payment.

6.7                         Method of Disbursement and Delivery

(a)

All disbursements of money made in accordance with the provisions of Section or this shall be made by wire transfer as may be directed by the Company or the Agent, as applicable, made payable to or to the order of the Company or the Agent, as applicable, in the correct amount, less all amounts required to be withheld by the Company by law, including without limitation, under the Income Tax Act (Canada), if the disbursement is made to the Company. If the disbursement is made to the Agent, the Escrowed Funds will be delivered in full, without deduction, notwithstanding any provision hereof and the Agent shall be entitled to make any deductions from the Escrowed Funds required to satisfy any liabilities of the Subscription Receiptholders, including without limitation, under the Income Tax Act (Canada).

(b)

If the Subscription Receipt Agent delivers any such wire transfer as required under subsection , the Subscription Receipt Agent shall have no further obligation or liability for the amount represented thereby, unless any such wire transfer is not received; provided that in the event of the non-receipt of such wire transfer by the payee, the Subscription Receipt Agent, upon being furnished with reasonable evidence of such non-receipt and funding and indemnity reasonably satisfactory to it, shall initiate a new wire transfer, if the funds have been returned, or issue to such payee a replacement cheque for the amount of such wire transfer.

6.8                         Acknowledgements

(a)

The Subscription Receipt Agent hereby acknowledges receipt from certain purchasers and the Agent on behalf of purchaser(s) of wire transfers in the aggregate amount of $3,119,161.25, representing the Escrowed Funds, and confirms that such funds have been deposited in a segregated account in the name of the Company designated as “Computershare in trust for Response Biomedical Corp. – Subscription Receipts” or as otherwise directed by the Company and, pending the satisfaction of the Release Conditions, will be held in accordance with Section 6.2 hereof.

(b)	The Company hereby:

(i)

acknowledges that the amounts received by the Subscription Receipt Agent pursuant to paragraph in accordance with the Company’s direction to the Agent represents payment in full by the purchaser(s) of the Subscription Price for the Subscription Receipts; and

(ii)	irrevocably directs the Subscription Receipt Agent to retain such amounts in accordance with the terms of this Agreement pending payment of such amounts in accordance with the terms of this Agreement.

6.9                         Miscellaneous

(a)

The Subscription Receipt Agent will disburse monies according to this Agreement only to the extent that monies have been deposited with it. The Subscription Receipt Agent shall be protected in acting and relying upon any written notice, request, waiver, consent, certificates, receipts, statutory declaration or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which it in good faith believes to be genuine and what it purports to be. The Subscription Receipt Agent shall have no duties except those which are expressly set forth herein, and it shall not be bound by any notice of a claim or demand with respect to, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing, and signed by the parties hereto and if its duties herein are affected, unless it shall have given its prior written consent thereto. The duties and obligations of the Subscription Receipt Agent shall be determined solely by the provisions hereof and, accordingly, the Subscription Receipt Agent shall not be responsible except for the performance of such duties and obligations as it has undertaken herein. The Subscription Receipt Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable instructions which comply with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment. The Subscription Receipt Agent is acting hereunder as Escrow Agent at the request of the Company and the Agent and shall not be responsible as Escrow Agent except for its duties of receiving, holding and disbursing the Escrowed Funds pursuant to the terms and conditions of this Agreement. Any certificate of a party referred to herein, unless otherwise specified, shall, in the case of the Company, refer to a certificate signed in the name of the Company by any officer or director of the Company, and, in the case of any other party, refer to a certificate of an authorized officer of such party. The Subscription Receipt Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection therewith, except arising out of its own gross negligence or willful misconduct. In the event of any disagreement arising regarding the terms of this Agreement, the Subscription Receipt Agent shall be entitled, at its option, to refuse to comply with any or all demands whatsoever until the dispute is settled, either by agreement amongst the various parties or by a court of competent jurisdiction. None of the provisions of this Agreement shall require the Subscription Receipt Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. The Subscription Receipt Agent shall not be responsible for any losses which may occur as a result of the investment of the Escrowed Funds where the Escrowed Funds have been invested in accordance with the terms of this Agreement.

(b)

In addition to the other rights granted to holders of Subscription Receipts in this Agreement, until the release of the Escrowed Funds pursuant to the terms of this Agreement, each holder of Subscription Receipts has a pro rata claim against the Escrowed Funds, which claim shall subsist until such time as the Units issuable upon the deemed conversion of the Subscription Receipt are issued or such amount is paid in full. In the event that, prior to the release of the Escrowed Funds in accordance with the terms of this Agreement, the Company: (i) makes a general assignment for the benefit of creditors or any proceeding is instituted by the Company seeking relief on behalf thereof as a debtor, or to adjudicate the Company a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of the Company or the debts of the Company under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, receiver and manager, trustee, custodian or similar official for the Company or any substantial part of the property and assets of the Company or the Company takes any corporate action to authorize any of the actions set forth above; or (ii) the Company shall be declared bankrupt, or a receiver, receiver and manager, trustee, custodian or similar official is appointed for the Company or any substantial part of its property and assets of the Company or an encumbrancer shall legally take possession of any substantial part of the property or assets of the Company or a distress or execution or any similar process is levied or enforced against such property and assets and remains unsatisfied for such period as would permit such property or such part thereof to be sold thereunder, the right of each holder of Subscription Receipts to be issued Units upon the deemed conversion of the Subscription Receipts of such holder will terminate and such holder will be entitled to assert a claim against the Escrowed Proceeds held in escrow in an amount equal to their pro-rata share of the Escrowed Funds less any withholding tax or charges required to be withheld in respect thereof.

(c)

In the event that the Subscription Receipt Agent shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason other than the gross negligence or willful misconduct of the Subscription Receipt Agent, the Subscription Receipt Agent shall be under no obligation to invest or reinvest the same but shall only be obligated to hold the same on behalf of the person or persons entitled thereto in a current or other non-interest bearing account pending payment to the person or persons entitled thereto.

(d)

The Subscription Receipt Agent shall be entitled to act and rely absolutely on the Release Certificate or the notice of termination delivered in accordance with Section 3.8 and shall be entitled to release the Escrowed Funds upon the receipt of the Release Certificate or the notice of termination delivered in accordance with Section 3.8 as provided for in this Agreement.

Article VII
ENFORCEMENT

7.1                         Suits by Subscription Receiptholders

All or any of the rights conferred upon any Subscription Receiptholder by any of the terms of the Subscription Receipt Certificates or of this Agreement, or of both, may be enforced by the Subscription Receiptholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Subscription Receipt Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Subscription Receiptholders.

7.2                         Waiver of Default

Upon the happening of any default hereunder:

(a)

the holders of not less than 66 and 2/3% of the Subscription Receipts then outstanding shall have the power (in addition to the powers exercisable by extraordinary resolution) by requisition in writing to instruct the Subscription Receipt Agent to waive any default hereunder and the Subscription Receipt Agent shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(b)

the Subscription Receipt Agent shall have the power to waive any default hereunder upon such terms and conditions as the Subscription Receipt Agent may deem advisable if, in the Subscription Receipt Agent’s opinion, which may be based on the advice of Counsel, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Subscription Receipt Agent or of the Subscription Receiptholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Subscription Receipt Agent or of the Subscription Receiptholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

Article VIII
MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS

8.1                         Right to Convene Meetings

The Subscription Receipt Agent may at any time and from time to time, and shall on receipt of a written request of the Company or of a Subscription Receiptholders’ Request and upon being indemnified and provided with security funding to its reasonable satisfaction by the Company or by the Subscription Receiptholders signing such Subscription Receiptholders’ Request against the cost which may be incurred in connection with the calling and holding of such meeting, call and hold a meeting of the Subscription Receiptholders. In the event of the Subscription Receipt Agent failing to so call and hold a meeting within seven (7) days after receipt of such written request of the Company or such Subscription Receiptholders’ Request and indemnity and security given as aforesaid, the Company or such Subscription Receiptholders, as the case may be, may call and hold such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Subscription Receipt Agent.

8.2                         Notice

At least ten (10) Business Days’ prior notice of any meeting of Subscription Receiptholders shall be given to the Subscription Receiptholders in the manner provided for in Section  and a copy of such notice shall be sent by mail to the Agent, to the Subscription Receipt Agent (unless the meeting has been called by the Subscription Receipt Agent) and to the Company (unless the meeting has been called by the Company). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Subscription Receiptholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this .

8.3                         Chairman

An individual (who need not be a Subscription Receiptholder) designated in writing by the Subscription Receipt Agent shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 30 minutes from the time fixed for the holding of the meeting, the Subscription Receiptholders present in person or by proxy shall choose some individual present to be chairman.

8.4                         Quorum

Subject to the provisions of Section 8.11, at any meeting of the Subscription Receiptholders a quorum shall consist of Subscription Receiptholders present in person or by proxy holding at least 20% of the aggregate number of the then outstanding Subscription Receipts, provided that at least two persons entitled to vote thereat are personally present or represented by proxy. If a quorum of the Subscription Receiptholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by Subscription Receiptholders or on a Subscription Receiptholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting, the Subscription Receiptholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold at least 20% of the then outstanding Subscription Receipts.

8.5                         Power to Adjourn

The chairman of any meeting at which a quorum of the Subscription Receiptholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6                         Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7                         Poll and Voting

On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Subscription Receiptholders acting in person or by proxy and holding in the aggregate at least 5% of the aggregate number of the then outstanding Subscription Receipts, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

On a show of hands, every person who is present and entitled to vote, whether as a Subscription Receiptholder or as proxy for one or more absent Subscription Receiptholders, or both, shall have one vote. On a poll, each Subscription Receiptholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Subscription Receipt then held or represented by it. A proxy need not be a Subscription Receiptholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Subscription Receipts, if any, held or represented by him but shall not be entitled to a casting vote in the case of an equality of votes.

8.8                         Regulations

The Subscription Receipt Agent, or the Company with the approval of the Agent and the Subscription Receipt Agent, may from time to time make and from time to time vary such regulations as it shall think fit for:

(a)	the setting of a record date for a meeting for the purpose of determining the Subscription Receiptholders entitled to receive notice of and to vote at the meeting;

(b)	the form of the instrument of proxy; and

(c)	generally for the calling of meetings of Subscription Receiptholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Subscription Receiptholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section ), shall be Subscription Receiptholders or their counsel, or proxies of Subscription Receiptholders.

8.9                         Company and Subscription Receipt Agent May be Represented

The Company, the Agent and the Subscription Receipt Agent, by their respective directors and officers, counsel for the Agent, counsel for the Company and the counsel for the Subscription Receipt Agent may attend any meeting of the Subscription Receiptholders, but shall not be entitled to vote thereat, whether in respect of any Subscription Receipts held by them or otherwise.

8.10                       Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Agreement or by law, the Subscription Receiptholders at a meeting shall, subject to the provisions of Section , have the power, exercisable from time to time by extraordinary resolution:

(a)

to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Subscription Receiptholders or the Subscription Receipt Agent in its capacity as trustee hereunder or on behalf of the Subscription Receiptholders against the Company whether such rights arise under this Agreement or the Subscription Receipt Certificates or otherwise;

(b)	to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Subscription Receiptholders;

(c)

to direct or to authorize the Subscription Receipt Agent to enforce any of the covenants on the part of the Company contained in this Agreement or the Subscription Receipt Certificates or to enforce any of the rights of the Subscription Receiptholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right:

(d)

to waive, and to direct the Subscription Receipt Agent to waive, any default on the part of the Company in complying with any provisions of this Agreement or the Subscription Receipt Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)

to restrain any Subscription Receiptholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company in this Agreement or the Subscription Receipt Certificates or to enforce any of the rights of the Subscription Receiptholders;

(f)

to direct any Subscription Receiptholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Subscription Receiptholder in connection therewith;

(g)

to assent to any change in or omission from the provisions contained in the Subscription Receipt Certificates and this Agreement or any ancillary or supplemental instrument which may be agreed to by the Company and the Agent, and to authorize the Subscription Receipt Agent to concur in and execute any ancillary or supplemental agreement embodying the change or omission;

(h)

with the consent of the Agent and the Company, not to be unreasonably withheld, to remove the Subscription Receipt Agent or its successor in office and to appoint a new trustee or trustees to take the place of the Subscription Receipt Agent so removed; and

(i)

to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company.

8.11                      Meaning of Extraordinary Resolution

(a)

The expression “extraordinary resolution” when used in this Agreement means, subject as hereinafter provided in this Section  and in Section , a resolution proposed at a meeting of Subscription Receiptholders duly convened for that purpose and held in accordance with the provisions of this at which there are present in person or by proxy Subscription Receiptholders holding not less than 25% of the then outstanding Subscription Receipts and passed by the affirmative votes of Subscription Receiptholders holding not less than two thirds of the aggregate number of the then outstanding Subscription Receipts represented at the meeting and voted on the poll upon such resolution.

(b)

If, at the meeting at which an extraordinary resolution is to be considered, Subscription Receiptholders holding at least 25% of the then outstanding Subscription Receipts are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Subscription Receiptholders or on a Subscription Receiptholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than 10 Business Days’ prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section . Such notice shall state that at the adjourned meeting the Subscription Receiptholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting, was originally called or any other particulars. At the adjourned meeting the Subscription Receiptholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection  shall be an extraordinary resolution within the meaning of this Agreement notwithstanding that Subscription Receiptholders holding at least 25% of the aggregate number of the then outstanding Subscription Receipts are not present in person or by proxy at such adjourned meeting.

(c)	Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

8.12                       Powers Cumulative

Any one or more of the powers or any combination of the powers in this Agreement stated to be exercisable by the Subscription Receiptholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Subscription Receiptholders to exercise such power or powers or combination of powers then or thereafter from time to time.

8.13                       Minutes

Minutes of all resolutions and proceedings at every meeting of Subscription Receiptholders shall be made and duly entered in books to be provided from time to time for that purpose by the Subscription Receipt Agent at the expense of the Company and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

8.14                       Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Subscription Receiptholders at a meeting held as provided in this may also be taken and exercised by Subscription Receiptholders holding at least two-thirds of the aggregate number of the then outstanding Subscription Receipts by an instrument in writing signed in one or more counterparts by such Subscription Receiptholders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Agreement shall include an instrument so signed.

8.15                       Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this at a meeting of Subscription Receiptholders shall be binding upon all the Subscription Receiptholders, whether present at or absent from such meeting, and every instrument in writing signed by Subscription Receiptholders in accordance with Section  shall be binding upon all the Subscription Receiptholders, whether signatories thereto or not, and each and every Subscription Receiptholder and the Subscription Receipt Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

8.16                       Holdings by Company Disregarded

In determining whether Subscription Receiptholders holding the required number of Subscription Receipts are present at a meeting of Subscription Receiptholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Subscription Receiptholders’ Request or other action under this Agreement, Subscription Receipts owned legally or beneficially by the Company or any subsidiary or affiliate of the Company shall be disregarded in accordance with the provisions of Section  and shall not be entitled to vote on any matter considered at such a meeting of Subscription Receiptholders.

Article IX
SUPPLEMENTAL AGREEMENTS

9.1                          Provision for Supplemental Agreements for Certain Purposes

From time to time the Company (when authorized by action of the directors), the Agent and the Subscription Receipt Agent may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, agreements, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)

adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable, provided that the same are not in the opinion of the Subscription Receipt Agent, based on the opinion of Counsel, prejudicial to the interests of the Subscription Receiptholders;

(b)	giving effect to any extraordinary resolution passed as provided in ;

(c)

making such provisions not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Agent or the Subscription Receipt Agent, based on the opinion of Counsel, prejudicial to the interests of the Subscription Receiptholders;

(d)

adding to or altering the provisions hereof in respect of the transfer of Subscription Receipts, making provision for the exchange of Subscription Receipt Certificates, and making any modification in the form of the Subscription Receipt Certificates which does not affect the substance thereof;

(e)

modifying any of the provisions of this Agreement, including relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Subscription Receipt Agent, based on the opinion of Counsel, such modification or relief in no way prejudices any of the rights of the Subscription Receiptholders or of the Subscription Receipt Agent, and provided further that the Subscription Receipt Agent may in its sole discretion decline to enter into any such supplemental agreement which in its opinion, based on the opinion of Counsel, may not afford adequate protection to the Subscription Receipt Agent when the same shall become operative; and

(f)

for any other purpose not inconsistent with the terms of this Agreement, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Subscription Receipt Agent, based on the opinion of Counsel, the rights of the Subscription Receipt Agent and of the Subscription Receiptholders are in no way prejudiced thereby.

9.2                         Successor Companies

In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another company or corporation (“successor corporation”), the successor corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Agent and the Subscription Receipt Agent and executed and delivered to the Agent and the Subscription Receipt Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company and the successor corporation shall by supplemental agreement satisfactory in term to the Subscription Receipt Agent and the Agent and executed and delivered to the Subscription Receipt Agent and the Agent, expressly assuming those obligations.

Article X
CONCERNING THE SUBSCRIPTION RECEIPT AGENT

10.1                       Agreement Legislation

(a)	If and to the extent that any provision of this Agreement limits, qualifies or conflicts with a mandatory requirement of the Applicable Legislation, such mandatory requirement shall prevail.

(b)

The Company, the Agent and the Subscription Receipt Agent agree that each will, at all times in relation to this Agreement and any action to be taken hereunder, observe and comply with and be entitled to the benefits of the Applicable Legislation.

10.2                       Rights and Duties of Subscription Receipt Agent

(a)

In the exercise of the rights and duties prescribed or conferred by the terms of this Agreement, the Subscription Receipt Agent shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. In the absence of gross negligence, wilful misconduct or fraud, the Company shall indemnify and save harmless the Subscription Receipt Agent from all loss, costs or damages it may suffer in administering the trusts of this Agreement. No provision of this Agreement shall be construed to relieve the Subscription Receipt Agent from liability for its own gross negligence, wilful misconduct or fraud.

(b)

The obligation of the Subscription Receipt Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Subscription Receipt Agent or the Subscription Receiptholders hereunder shall be conditional upon the Subscription Receiptholders furnishing, when required by notice by the Subscription Receipt Agent, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Subscription Receipt Agent to protect and to hold harmless the Subscription Receipt Agent against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Agreement shall require the Subscription Receipt Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(c)

The Subscription Receipt Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Subscription Receiptholders at whose instance it is acting to deposit with the trustee the Subscription Receipts held by them, for which Subscription Receipts the Subscription Receipt Agent shall issue receipts.

(d)

Every provision of this Agreement that by its terms relieves the Subscription Receipt Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of the Applicable Legislation, of this Section  and of Sections and .

10.3                       Indemnification

Without limiting any protection or indemnity of the Subscription Receipt Agent under any other provisions hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Subscription Receipt Agent and its employees, directors and officers from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Subscription Receipt Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, wilful misconduct or fraud of the Subscription Receipt Agent. This provision shall survive the resignation or removal of the Subscription Receipt Agent, or the termination of the Agreement. The Subscription Receipt Agent shall not be under any obligation to prosecute or to defend any action or suit in respect of the relationship which, in the opinion of its Counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Subscription Receipt Agent with satisfactory indemnity and funding against such expense or liability.

10.4                       Evidence, Experts and Advisers

(a)

In addition to the reports, certificates, opinions and other evidence required by this Agreement, the Company shall furnish to the Subscription Receipt Agent such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by the Applicable Legislation or as the Subscription Receipt Agent may reasonably require by written notice to the Company.

(b)

In the exercise of its rights and duties hereunder, the Subscription Receipt Agent may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Subscription Receipt Agent pursuant to a request of the Subscription Receipt Agent, provided that the Subscription Receipt Agent complies with the Applicable Legislation and that the Subscription Receipt Agent examines the same and determines that such evidence complies with the applicable requirements of this Agreement.

(c)

Whenever it is provided in this Agreement or under the Applicable Legislation that the Company shall deposit with the Subscription Receipt Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Company to have the Subscription Receipt Agent take the action to be based thereon.

(d)

The Subscription Receipt Agent may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Subscription Receipt Agent.

10.5                       Actions by Subscription Receipt Agent to Protect Interest

The Subscription Receipt Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Subscription Receiptholders.

10.6                       Subscription Receipt Agent Not Required to Give Security

The Subscription Receipt Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Agreement or otherwise in respect of the premises.

10.7                       Protection of Subscription Receipt Agent

By way of supplement to the provisions of any law for the time being relating to trustees it is expressly declared and agreed as follows:

(a)

the Subscription Receipt Agent shall not be liable for or by reason of any statements of fact or recitals in this Agreement or in the Subscription Receipt Certificates (except the representation contained in Section  or in the certificate of the Subscription Receipt Agent on the Subscription Receipt Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

(b)

nothing herein contained shall impose any obligation on the Subscription Receipt Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Agreement or any instrument ancillary or supplemental hereto;

(c)	the Subscription Receipt Agent shall not be bound to give notice to any person or persons of the execution hereof;

(d)

the Subscription Receipt Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, statutory declaration or other paper or document furnished to it hereunder, not only as to its due execution and the validity and the effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which it in good faith believes to be genuine and what it purports to be;

(e)

the Subscription Receipt Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any related corporation without being liable to account for any profit made thereby; and

(f)

the Subscription Receipt Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means provided that they are sent in accordance with the provisions hereof.

10.8                       Replacement of Subscription Receipt Agent; Successor by Merger

(a)

The Subscription Receipt Agent may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section , by giving to the Agent and the Company not less than 60 days’ prior notice in writing or such shorter prior notice as the Agent and the Company may accept as sufficient. The Subscription Receiptholders by extraordinary resolution shall have power at any time to remove the existing Subscription Receipt Agent and to appoint a new Subscription Receipt Agent. In the event of the Subscription Receipt Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company and the Agent shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Subscription Receiptholders; failing such appointment by the Agent and the Company, the retiring Subscription Receipt Agent or any Subscription Receiptholder may apply to a justice of the Supreme Court of British Columbia (the “Court”) on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Agent and the Company or by the Court shall be subject to removal as aforesaid by the Subscription Receiptholders. Any new trustee appointed under any provision of this Section  shall be a corporation authorized to carry on the business of a trust company in the Designated Provinces and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Subscription Receipt Agent hereunder.

(b)	Upon the appointment of a successor trustee, the Company shall promptly notify the Subscription Receiptholders thereof in the manner provided for in Section hereof.

(c)

Any corporation into or with which the Subscription Receipt Agent may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Subscription Receipt Agent shall be a party, or any corporation succeeding to the trust business of the Subscription Receipt Agent shall be the successor to the Subscription Receipt Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under subsection 10.8(a).

(d)	Any Subscription Receipt Certificates Certified but not delivered by a predecessor trustee may be Certified by the successor trustee in the name of the predecessor or successor trustee.

10.9                       Conflict of Interest

(a)

The Subscription Receipt Agent represents to the Agent and the Company that, to the best of its knowledge, at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Agent and the Company and meeting the requirements set forth in subsection . Notwithstanding the foregoing provisions of this subsection , if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Agreement and the Subscription Receipt Certificate shall not be affected in any manner whatsoever by reason thereof.

(b)

Subject to subsection , the Subscription Receipt Agent and its affiliates, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

10.10                     Acceptance of Duties

The Subscription Receipt Agent hereby accepts the duties and obligations in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

10.11                     Subscription Receipt Agent Not to be Appointed Receiver

The Subscription Receipt Agent and any person related to the Subscription Receipt Agent shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

10.12                     Documents, Moneys, etc. Held by Subscription Receipt Agent

Any securities, documents of title or other instruments that may at any time be held by the Subscription Receipt Agent hereunder may be placed in the deposit vaults of the Subscription Receipt Agent for safekeeping. Unless herein otherwise expressly provided, including for certainty the provisions of , any moneys held, pending the application or withdrawal thereof under any provisions of this Agreement, shall be deposited in the name of the Subscription Receipt Agent in a trust account (including an affiliate or related party of the Subscription Receipt Agent), bearing no interest. The Subscription Receipt Agent shall maintain accurate books, records and accounts of the transactions effected or controlled by the Subscription Receipt Agent hereunder and the receipt, investment, re-investment and disbursement of the property hereunder and shall provide to the Company records and statements thereof periodically upon written request.

10.13                     Not Bound to Act

The Subscription Receipt Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Subscription Receipt Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Subscription Receipt Agent, in its sole judgment, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Company and the Agent, provided (i) that the Subscription Receipt Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Subscription Receipt Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

Article XI
GENERAL

11.1                       Notice to the Company, the Agent and the Subscription Receipt Agent

(a)

Unless herein otherwise expressly provided, any notice to be given hereunder to the Company, the Agent or the Subscription Receipt Agent shall be deemed to be validly given if delivered, sent by registered letter, postage prepaid or telecopied:

If to the Company:	RESPONSE BIOMEDICAL CORP.
1781 – 75 Avenue W.
Vancouver, B.C., V6P 6P2

Attention: William J. Adams
Telecopy: (604) 456-6066

with a copy (which shall not constitute notice) to:

BLAKE, CASSELS & GRAYDON LLP

Suite 2600, Three Bentall Centre
595 Burrard Street, P.O. Box 49314
Vancouver, British Columbia V7X 1L3

Attention: Joseph Garcia
Telecopy: (604) 631-3307

If to the Subscription Receipt Agent: COMPUTERSHARE TRUST COMPANY OF CANADA

3rd Floor, 510 Burrard Street
Vancouver, British Columbia V6C 3B9

Attention: Manager, Corporate Trust
Telecopy: (604) 661-9403

If to the Agent:	Bloom Burton Co. Inc. Suite 300 65 Front Street East Toronto, Ontario M5E 1B5

Attention: Jolyon Burton Telecopy: (416) 640-7585

with a copy (which shall not constitute notice) to:

McCarthy Tétrault LLP Suite 1150 Le Complexe St-Amable rue de Claire-Fontaine, 7e étage Québec City, Québec G1R 5G4

Attention: Philippe Leclerc Telecopy: (418) 521-3099

and to:
McCarthy Tétrault LLP Suite 1300 777 Dunsmuir Street P.O. Box 10424, Pacific Centre Vancouver, B.C. V7Y 1K2

Attention: David Frost Telecopy: (604) 622-5674

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if received before 4:00 p.m. Toronto Time, or if mailed, on the fifth Business Day following the date of the postmark on such notice or, if telecopied, on the next Business Day following the date of transmission provided that its contents are transmitted and received completely and accurately.

(b)

The Company, the Subscription Receipt Agent or the Agent, as the case may be, may from time to time notify the other in the manner provided in subsection  of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company, the Subscription Receipt Agent or the Agent, as the case may be, for all purposes of this Agreement.

(c)

If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Subscription Receipt Agent, the Company or the Agent hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in subsection , by telecopy or other means of prepaid, transmitted and recorded communication.

11.2                        Notice to Subscription Receiptholders

(a)

Any notice to the Subscription Receiptholders under the provisions of this Agreement shall be valid and effective if delivered or sent by ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the fifth Business Day following the date of the postmark on such notice.

(b)

If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Subscription Receiptholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Subscription Receiptholders or if delivered to the address for such Subscription Receiptholders contained in the register of Subscription Receipts maintained by the Subscription Receipt Agent, by electronic mail, cable, telegram, telex or other means of prepaid transmitted and recorded communication.

11.3                        Ownership and Transfer of Subscription Receipts

The Company and the Subscription Receipt Agent may deem and treat the registered owner of any Subscription Receipts who appears on the register of the Subscription Receipt Agent as the absolute owner thereof for all purposes, and the Company and the Subscription Receipt Agent shall not be affected by any notice or knowledge to the contrary except where the Company or the Subscription Receipt Agent is required to take notice by statute or by order of a court of competent jurisdiction. A Subscription Receiptholder shall be entitled to the rights evidenced by its Subscription Receipt Certificate free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder of the Subscription Receipts and all persons may act accordingly. The receipt of any such Subscription Receiptholder for Units which may be acquired pursuant to the exercise of Subscription Receipts shall be a good discharge to the Company and the Subscription Receipt Agent for the same and none of the Company or the Subscription Receipt Agent shall be bound to inquire into the title of any such holder except where the Company or the Subscription Receipt Agent is required to take notice by statute or by order of a court of competent jurisdiction.

11.4                        Privacy Matters

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals’ personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Company shall, prior to transferring or causing to be transferred personal information to the Subscription Receipt Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Subscription Receipt Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

11.5                       Counterparts

This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof. Each of the parties to this Agreement will be entitled to rely on delivery of a facsimile or electronic copy of this Agreement and acceptance by each party of any such facsimile or electronic copy will be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

11.6                        Satisfaction and Discharge of Agreement

Upon the date by which (i) all Subscription Receipts have been deemed exercised, or all Subscription Receipts have expired and all Escrowed Funds have been distributed to the appropriate parties as set forth in this Agreement including all fees and compensation payable to the Subscription Receipt Agent having been made; and (ii) all certificates representing Common Shares and Warrants required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Agent in accordance with such provisions and all Escrowed Funds have been distributed to the appropriate parties as set forth in this Agreement, this Agreement shall cease to be of any force and effect and the Subscription Receipt Agent, on demand of the Company and at the cost and expense of the Company and upon delivery to the Subscription Receipt Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Agreement have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Agreement. Notwithstanding the foregoing, the indemnities provided to the Subscription Receipt Agent by the Company hereunder shall remain in full force and effect and survive the termination of this Agreement.

11.7                        Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Subscription Receiptholders

Nothing in this Agreement or in the Subscription Receipt Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Subscription Receiptholders, as the case may be, any legal or equitable right, remedy or claim under this Agreement, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Subscription Receiptholders and such transferees.

11.8                        Subscription Receipts Owned by the Company or its Subsidiaries and Affiliates - Certificate to be Provided

For the purpose of disregarding any Subscription Receipts owned legally or beneficially by the Company or any subsidiary or affiliate of the Company in Section , the Company shall provide to the Subscription Receipt Agent, from time to time, a certificate of the Company setting forth as at the date of such certificate:

(a)	the names of the holders of Subscription Receipts which, to the knowledge of the Company, are owned by or held for the account of the Company or any subsidiary or affiliate of the Company; and

(b)	the number of Subscription Receipts owned legally or beneficially by the Company or any subsidiary or affiliate of the Company;

and the Subscription Receipt Agent, in making the computations in Section , shall be entitled to rely on such certificate without any additional evidence.

11.9                        Force Majeure

No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

11.10                     Third Party Interests

The Company represents to the Subscription Receipt Agent that any account to be opened by, or interest to be held by the Subscription Receipt Agent in connection with this Agreement, for or to the credit of the Company, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case the Company agrees to complete and execute forthwith a declaration in the Subscription Receipt Agent’s prescribed form as to the particulars of such third party.

IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hands of their proper officers in that behalf.

RESPONSE BIOMEDICAL CORP.

By:

Authorized Signatory

BLOOM BURTON & CO. INC.

By:

Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

By:

Authorized Signatory

By:

Authorized Signatory

THIS IS SCHEDULE “A” to the Subscription Receipt Agreement made as of September 26, 2013 among RESPONSE BIOMEDICAL CORP., BLOOM BURTON & CO. INC. and COMPUTERSHARE TRUST COMPANY OF CANADA as Subscription Receipt Agent.

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE [CLOSING DATE].”

[U.S. Legend: Include legend set forth in Section 2.13(b) of the Subscription Receipt Agreement]

SUBSCRIPTION RECEIPTS

RESPONSE BIOMEDICAL CORP.

(Incorporated under the laws of British Columbia)

SUBSCRIPTION RECEIPT

CERTIFICATE NO. _________

                                                                          _____________ SUBSCRIPTION RECEIPTS

THIS IS TO CERTIFY THAT:

__________________________

__________________________

__________________________

__________________________

(the “Holder”) is the registered holder of the number of Subscription Receipts of Response Biomedical Corp. (the “Company”) specified above and is thereby entitled, upon deemed conversion of each Subscription Receipt represented hereby and without payment of any additional consideration, to acquire, in the manner and subject to the restrictions and adjustments set forth herein, pursuant to the Subscription Receipt Agreement made as of September 26, 2013 (the “Subscription Receipt Agreement”) among the Company, Computershare Trust Company of Canada (the “Subscription Receipt Agent”) and Bloom Burton & Co. Inc. (the “Agent”), one unit (each, a “Unit”) consisting of one fully paid and non-assessable common share (a “Common Share”) of the Company as such shares were constituted on September 26, 2013 and one-half of one common share purchase warrant (a “Warrant”), each whole warrant entitling the holder thereof to purchase one common share (a “Warrant Share”) and exercisable for a period of 36 months with an expiry date of September 26, 2016 and an exercise price of $3.58, provided that in the event that the Company does not satisfy the Release Conditions and deliver the Release Certificate on or before the Release Deadline or if the Subscription Receipt Agreement is otherwise terminated in accordance with its terms, the Escrowed Funds will be delivered to the Agent on behalf of the Receiptholders and the Subscription Receipts represented hereby will be cancelled. The term “Business Day” shall mean a day which is not a Saturday or Sunday or a legal holiday in the City of Vancouver, British Columbia.

The Subscription Receipts represented by this Subscription Receipt Certificate are issued under and pursuant to the Subscription Receipt Agreement. Reference is made to the Subscription Receipt Agreement and any instruments supplemental thereto for a full description of the rights of the Holders of the Subscription Receipts and the terms and conditions upon which the Subscription Receipts are, or are to be, issued and held, with the same effect as if the provisions of the Subscription Receipt Agreement and all instruments supplemental thereto were herein set forth. By acceptance hereof, the Holder assents to all provisions of the Subscription Receipt Agreement. In the event of any conflict between the provisions of this Subscription Receipt Certificate and the provisions of the Subscription Receipt Agreement, the provisions of the Subscription Receipt Agreement will govern. Capitalized terms used in this certificate shall have the same meaning ascribed to such terms in the Subscription Receipt Agreement, unless otherwise defined herein.

In the event the Release Conditions are satisfied and the Release Certificate is delivered on or before the Release Deadline, all Subscription Receipts shall be deemed to be converted and surrendered without any further action by the Subscription Receiptholders and one Common Share and one-half of one Warrant shall be issued to the Subscription Receiptholders for each Subscription Receipt held. All certificates representing the Common Shares and Warrants issued upon the deemed conversion of the Subscription Receipts shall bear the legend set forth in Section 3.5 and 2.13(b) of the Subscription Receipt Agreement.

In the event the Subscription Receipt Agreement is terminated or if the Release Conditions are not satisfied on or before the Time of Expiry, the Escrowed Funds will be delivered to the Agent, on behalf of the Receiptholders, as contemplated by the Subscription Receipt Agreement.

Upon the issuance of the Units upon the deemed conversion of the Subscription Receipts, the Subscription Receipt Certificates will be deemed to have been surrendered and cancelled without further action on the part of the Subscription Receiptholder, the Subscription Receipt Agent or the Company. Unless otherwise directed by the Subscription Receiptholder, the Subscription Receipt Agent will deliver the certificates representing the Common Shares and the Warrants as provided by the Company, to the Agent on behalf of the Subscription Receiptholders in accordance with the Subscription Receipt Agreement.

In the event of the deemed conversion of the Subscription Receipts represented by this Subscription Receipt Certificate, as described above and as detailed in the Subscription Receipt Agreement, the Subscription Receipt Certificate will be deemed to have been delivered and surrendered and the right of a Holder to acquire Common Shares and Warrants represented hereby will be deemed to have been converted and all such Common Shares and Warrants will be deemed to be issued at such time. Such Common Shares and Warrants will be issued and certificates representing such Common Shares and Warrants will be delivered to the Agent on behalf of the Subscription Receiptholders within three Business Days.

The Subscription Receipts and the Units, Common Shares and Warrants issuable upon deemed conversion of the Subscription Receipts have not and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any states. Certificates representing Common Shares and Warrants issued upon the deemed conversion of Subscription Receipts (i) in the United States or (ii) for the account or benefit of an U.S. Purchaser, shall bear the restrictive legend set forth in Section 2.13(b) of the Subscription Receipt Agreement.

The Subscription Receipt Agreement provides for certain adjustments to the number and kind of securities issuable upon the deemed conversion of the Subscription Receipts upon the occurrence of certain events, including but not limited to, any subdivision, consolidation or reclassification, and in the event of a reorganization of the Company, including any amalgamation, merger or arrangement, and certain distribution of securities or assets of the Company. The Holder should refer to the Subscription Receipt Agreement which provides for the adjustments in these and certain other stated events.

The Holder of this Subscription Receipt Certificate may, at any time prior to the Time of Expiry, upon surrender hereof to the Subscription Receipt Agent at its principal office in Vancouver, British Columbia exchange this Subscription Receipt Certificate for other Subscription Receipt Certificates, bearing the same legends, entitling the Holder to acquire, in the aggregate, the same number of Common Shares and Warrants as may be acquired under this Subscription Receipt Certificate.

This certificate may not be transferred and any purported transfer shall be null and void ab initio.

2

The holding of the Subscription Receipts evidenced by this Subscription Receipt Certificate shall not constitute the Holder hereof a shareholder of the Company or entitle the Holder to any right or interest in respect thereof except as expressly provided in the Subscription Receipt Agreement.

The Subscription Receipt Agreement provides that all Holders of Subscription Receipts shall be bound by any resolution passed at a meeting of the Holders held in accordance with the provisions of the Subscription Receipt Agreement and resolutions signed by the Holders of a specified majority of the then outstanding Subscription Receipts.

This Subscription Receipt Certificate shall not be valid for any purpose whatsoever unless and until it has been Certified by or on behalf of the Subscription Receipt Agent.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the undersigned has caused this Subscription Receipt Certificate to be signed by its duly authorized officer as of ____________________, 2013.

RESPONSE BIOMEDICAL CORP.

By: _______________________________________

Authorized Signatory

Certified by:

COMPUTERSHARE TRUST COMPANY OF CANADA

Subscription Receipt Agent

By:

      Authorized Signatory

3

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Computershare Investor Services Inc. as registrar and transfer agent for the common shares of Response Biomedical Corp. (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number ___________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: ____________________________ Dated: ______________________________

Signature

Name (please print)

4

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _______________ (the “Seller”) dated ____________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________ of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

______________________________________

Name of Firm

By: __________________________________

Authorized officer

Date: _________________________________

5

SCHEDULE “C”

RELEASE CERTIFICATE

TO:

Computershare Trust Company of Canada (the “Subscription Receipt Agent”), as Subscription Receipt Agent relating to the issue of subscription receipts (“Subscription Receipts”) of Response Biomedical Corp. (the “Company”)

This Release Certificate is being provided pursuant to Section 6.3 of the Subscription Receipt Agreement (“Agreement”) dated September 26, 2013 among the Company, Bloom Burton & Co. Inc., as Agent, and the Subscription Receipt Agent.

Capitalized terms not defined herein have the meaning ascribed to them in the Agreement.

I,                          ,                          of the Company, do hereby certify for and on behalf of the Company and not in my personal capacity that all Release Conditions have been met, specifically:

(a)	The Company obtaining Shareholder Approval at the Shareholder Meeting.

It is hereby confirmed that the Exchange Ratio upon the deemed conversion of the Subscription Receipts is one Unit for each Subscription Receipt.

You are hereby directed to release the Escrowed Funds as follows:

(a)     ________________ to the Agent;

(b)     ________________ to the Subscription Receipt Agent; and

(c)     the balance of the Escrowed Funds to the Company.

You are hereby directed to issue and register the Common Shares as of ___________, 2013 in the names and denominations as the corresponding Subscription Receipts, and deliver such Common Share certificates to the holders together with the certificates representing the Warrants as issued and to be provided by the Company in accordance with the Subscription Receipt Agreement.

This Release Certificate may be signed and delivered by facsimile, is irrevocable and shall constitute your good and sufficient authority for taking the actions described herein.

[Remainder of page left intentionally blank.]

6

DATED at ______________________, this ___ day of ________________, 2013.

RESPONSE BIOMEDICAL CORP.

Per: ______________________________
Name:
Title:

I, _____________________________, ____________________ of [●], do hereby certify for and on behalf of the Agent and not in my personal capacity that all Release Conditions have been met.

DATED at ______________________, this ___ day of ________________, 2013.

BLOOM BURTON & CO. INC.

Per: ______________________________
Name:
Title:

7

SCHEDULE “D”

APPROVED BANKS

Bank	Relevant S&P Issuer Credit Rating (as at July 1, 2013)
ANZ Banking Group	AA-
Bank of America NA	A
Bank of Montreal	A+
Bank of Scotland	A
The Bank of Nova Scotia	A+
Canadian Imperial Bank of Commerce	A+
Citibank NA	A
HSBC Bank of Canada	AA-
Royal Bank of Canada	AA-
Royal Bank of Scotland	A
Societe Generale (Canada Branch)	A
The Toronto-Dominion Bank	AA-

8

ANNEX C

agency Agreement

September 26, 2013

Response Biomedical Corp.
75th Avenue West, Suite 1781
Vancouver, British Columbia
V6P 6P2

Attention:     Jeffrey L. Purvin, Chief Executive Officer

Gentlemen:

Bloom Burton & Co. Inc. (the “Agent”) understands that Response Biomedical Corp. (the “Corporation”) proposes to issue and sell up to 816,326 subscription receipts (the “Subscription Receipts”) at a price of $2.45 per Subscription Receipt (the “Issue Price”) for aggregate gross proceeds of up to $2,000,000 (the “Offering”), with each Subscription Receipt, in accordance with the specific terms and conditions of the Subscription Receipt Agreement (as defined hereinafter), entitling the holder thereof to receive, for no additional consideration, one unit of the Corporation (each, a “Unit”) upon receipt of disinterested shareholders’ approval for the Offering (the “Conversion Date”) in accordance with the rules of the Toronto Stock Exchange (the “TSX”). The Subscription Receipts, together with the underlying Common Shares (as defined hereinafter), the underlying Warrants (as defined hereinafter) and the Warrant Shares (as defined hereinafter) are referred to herein as the “Offered Securities”.

The Agent further understands that the Offering is being conducted concurrently with a non-brokered private placement of up to an additional 816,326 Subscription Receipts for aggregate gross proceeds of up to $2,000,000.

Each Unit will consist of one common share (each, a “Common Share”) in the share capital of the Corporation and one-half of one common share purchase warrant (each, a “Warrant”). Each whole Warrant will entitle the holder thereof to purchase one Common Share (each, a “Warrant Share”) for an exercise price of $3.58 at any time for a period of 3 years following the Closing Date. Each Warrant may be exercisable on a “net” (cashless exercise) basis.

The gross proceeds from the sale of the Subscription Receipts (the “Escrowed Funds”) will be held by Computershare Trust Company of Canada, as escrow agent (the “Escrow Agent”) on behalf of the holders of the Subscription Receipts, and invested in a non-interest bearing account at a Canadian chartered bank until the Conversion Date, pursuant to the terms of the Subscription Receipt Agreement.

Subject to the terms and conditions of this Agreement, the Agent agrees to act as, and the Corporation appoints the Agent as, the exclusive agent of the Corporation to offer the Subscription Receipts for sale on a “best efforts” basis in the Selling Jurisdictions (as defined hereinafter) and in any other jurisdictions that the Agent and the Corporation may agree, all in the manner contemplated by this Agreement. The Corporation acknowledges and agrees that the Agent is not obligated to purchase any of the Subscription Receipts or other securities of the Corporation as principal.

As further detailed in Section , the Corporation agrees that the Agent shall be permitted to appoint, at its sole expense, other registered dealers or other dealers duly qualified in their respective jurisdictions, as its agents, to assist in the Offering in the Selling Jurisdictions and that the Agent may determine, and shall be solely responsible for, the remuneration payable to such other dealers appointed by it.

The Offering may be completed in one or more partial closings at the discretion of the Corporation and the Agent (subject to the necessary regulatory approvals) and each such partial closing shall be made in accordance with the terms of this Agreement.

In the United States the Agent may only offer for sale the Offered Securities to Accredited Investors (as defined in Schedule ), in accordance with Schedule attached hereto, which is incorporated by reference herein and forms a part of this Agreement. The Agent and the Corporation agree that all offers of the Offered Securities in the United States shall be made in compliance with Schedule .

In consideration of the Agent’s services to be rendered in connection with the Offering, the Corporation shall pay to the Agent the Offering Agent’s Fee (as defined hereinafter). As additional compensation for the services provided, the Corporation shall issue to the Agent the Compensation Warrants (as defined hereinafter).

1.	Definitions

In this Agreement:

“Additional Closing Date(s)” means the dates on which additional closings may occur but no later than December 31, 2013;

“affiliate”, “distribution”, “material change”, “material fact”, “misrepresentation”, and “subsidiary” have the respective meanings given to them in the Securities Act (British Columbia);

“Agent” has the meaning given to it above;

“Agreement” means this letter agreement between the Corporation and the Agent;

“Business” means the business of developing, manufacturing and marketing rapid onsite diagnostic tests for use with its platform for clinical, biodefense and environmental applications currently carried on and proposed to be carried on by the Corporation and its Subsidiary after the Closing Date;

“Business Day” means any day, other than a Saturday, Sunday or statutory or civic holiday in Vancouver, British Columbia or Toronto, Ontario;

“Canadian Securities Laws” means all applicable securities laws in all of the provinces and territories of Canada and the respective rules, regulations, instruments, blanket orders and blanket rulings under such laws together with applicable published policies, policy statements and notices of the securities regulatory authorities in such provinces and territories;

“Canadian Securities Regulators” means, collectively, the applicable securities commissions or securities regulatory authorities in all of the provinces and territories of Canada;

“CFIA” has the meaning ascribed to it in Section ;

“Claim” has the meaning ascribed to it in Section ;

“Closing” means the completion of the issue and sale by the Corporation of the Subscription Receipts, as applicable, pursuant to this Agreement;

“Closing Date” means September 26, 2013 or such other date as the Corporation and the Agent may agree upon in writing, or as may be changed pursuant to this Agreement, but in any event shall not be later than November 30, 2013;

“Closing Time” means 8:00 a.m. (Toronto time) on the Closing Date;

“Common Shares” has the meaning given to it above;

“Compensation Warrants” has the meaning given to it in Section ;

“Compensation Warrant Certificates” has the meaning given to it in Section ;

“Conversion Date” has the meaning given to it above;

“Corporation” has the meaning given to it above;

“Employment Laws” has the meaning given to it in Section ;

“Environmental Laws” means any federal, state, provincial, territorial or local law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the regulation, protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, control, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials or Conditions, and “Hazardous Materials or Conditions” means any material, substance (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) or condition that is regulated by or may give rise to liability under any Environmental Laws;

“Escrow Agent” has the meaning given to it above;

“Escrowed Funds” has the meaning given to it above;

“FDA” has the meaning ascribed to it in Section ;

“Financial Statements” means the audited comparative consolidated financial statements of the Corporation and the notes thereto as of and for the years ended December 31, 2012 and 2011, together with the report of the independent auditor thereon and the unaudited interim consolidated financial statements of the Corporation and the notes thereto as of and for the three months and six months ended June 30, 2013 and 2012;

“Governmental Authorities” means governments, regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, Crown corporations, courts, bodies, boards, tribunals or dispute settlement panels or other law, rule or regulation-making organizations or entities:

(a)	having or purporting to have jurisdiction on behalf of any nation, province, territory or state or any other geographic or political subdivision of any of them; or

(b)	exercising, or entitled or purporting to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power;

“Governmental Licences” has the meaning given to it in Section ;

“HC” has the meaning ascribed to it in Section ;

“Intellectual Property” means, collectively, all intellectual property rights owned by or exclusively licensed to the Corporation or its Subsidiary which pertain to the Business, products and technology of the Corporation and its Subsidiary as it is currently conducted or whatsoever nature, kind or description, including all: (i) trademarks, service marks, trade-mark and service mark registrations, trade-mark and service mark applications, rights under registered user agreements, trade names and other trade-mark and service mark rights; (ii) copyrights and applications therefore, including all computer software and rights related thereto; (iii) all foreign and domestic patents and patent applications (including all provisional, divisional, substitution, continuation and continuation in-part applications, and all foreign counterparts thereof) and all foreign and domestic patents (including extensions, reissues, re-examinations, renewals, inventors certificates and foreign counterparts thereof); (iv) preclinical and clinical data and results, (v) trade secrets and proprietary and confidential information; (vi) industrial designs and registrations thereof and applications therefore; (vii) renewals, modifications, developments and extensions of any of the items listed in clauses (i) through (vi) above; and (viii) patterns, plans, designs, research data, other proprietary know-how, processes, drawings, technology, inventions, formulae, specifications, unpatented blue prints, and all licenses, agreements and other contracts and commitments relating to any of the foregoing;

“Issue Price” has the meaning given to it above;

“Lien” means any mortgage, charge, pledge, hypothec, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature, or any other arrangement or condition which, in substance, secures payment or performance of an obligation;

“Material Adverse Effect” or “Material Adverse Change” means any effect, change, event or occurrence that is, or is reasonably likely to be, materially adverse to the results of operations, condition (financial or otherwise), assets, properties, capital, liabilities (contingent or otherwise), cash flow, income or business operations of the Corporation and its Subsidiary taken as a whole;

“NI 45-102” means National Instrument 45-102 - Resale of Securities;

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions;

“notice” has the meaning given to it in Section ;

“Offered Securities” has the meaning given to it above;

“Offering” has the meaning given to it above;

“Offering Agent’s Fee” has the meaning given to it in Section ;

“Offering President’s List” means those investors whose names are set forth on a list provided by the Corporation to the Agent, previously agreed in writing by the Corporation and the Agent;

“Personnel” has the meaning given to it in Section ;

“Purchasers” means, collectively, the purchasers who acquire the Subscription Receipts by duly completing, executing and delivering the Subscription Agreements and any other required documentation;

“Securities” means the Offered Securities and the Compensation Warrants;

“Selling Firm” has the meaning given to it in Section ;

“Selling Jurisdictions” means all the provinces and territories of Canada and such other jurisdictions outside of Canada (including the United States) where the Offered Securities may be lawfully sold, as may be agreed to by the Agent and the Corporation as evidenced by the Corporation’s acceptance of a Subscription Agreement with respect thereto;

“Subscription Agreements” means the subscription agreements for the Subscription Receipts in the form agreed upon by the Agent and the Corporation, pursuant to which Purchasers agree to subscribe for and purchase the Subscription Receipts pursuant to the Offering and shall include, for greater certainty, all schedules thereto; and “Subscription Agreement” means any one of them, as the context requires;

“Subscription Receipt Agreement” means the subscription receipt agreement to be dated the Closing Date and made between the Corporation, the Agent and the Escrow Agent governing the terms and conditions of the Subscription Receipts;

“Subscription Receipts” has the meaning given to it above;

“Subsidiary” means Response Point of Care Inc.;

“TPD” has the meaning ascribed to it in Section ;

“TSX” has the meaning given to it above;

“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

“Units” has the meaning given to it above;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“U.S. Securities Laws” means the U.S. Securities Act and all other applicable securities laws of the United States and any state thereof and the respective regulations, forms and rules thereunder;

“Warrants” has the meaning given to it above;

“Warrant Certificates” means the certificates evidencing the Warrants; and

“Warrant Shares” has the meaning given to it above.

Unless otherwise expressly provided in this Agreement, words importing only the singular number include the plural and vice versa and words importing gender include all genders. References to “Sections”, “paragraphs” and “clauses” are to the appropriate section, paragraph or clause of this Agreement. Any defined terms in this Agreement not defined in Section 1 above shall have that definition as set forth in Exhibit A attached hereto.

All references to dollars or “$” are to Canadian dollars unless otherwise expressed.

2.	Sale on exempt basis

(a)

The Agent shall offer for sale and sell the Offered Securities only at the Issue Price in the Selling Jurisdictions on a private placement basis in compliance with Canadian Securities Laws, and offer for sale the Offered Securities in the United States in accordance with Schedule attached hereto, such that the offer and sale of the Offered Securities does not require the Corporation to file a prospectus, a registration statement or any other offering document, or to deliver an offering memorandum or other offering document to any person under Canadian Securities Laws without the necessity of obtaining an order or ruling from any Canadian Securities Regulator. The Agent will offer for sale the Offered Securities inside the United States only in the manner described in Section below.

(b)

The Agent will obtain from each Purchaser a properly completed and duly executed Subscription Agreement, including properly completed and duly executed certificates of eligibility forming a part thereof, together with any additional documentation as may be requested by the Corporation or the TSX.

(c)	The Agent covenants, represents and warrants to the Corporation that it will comply with the rules and policies of the TSX and of the Canadian Securities Laws in connection with the Offering.

(d)

The Corporation undertakes to file, or cause to be filed, all forms or undertakings required to be filed by the Corporation in connection with the issue and sale of the Offered Securities so that the distribution of the Offered Securities may lawfully occur without the necessity of filing a prospectus, a registration statement or an offering memorandum in compliance with Canadian Securities Laws, and the Agent undertakes to use commercially reasonable efforts to cause the Purchasers to complete any forms required by Canadian Securities Laws (such forms shall be provided by the Corporation to the Agent). All fees payable in connection with such filings shall be at the expense of the Corporation.

(e)

Neither the Corporation nor the Agent shall (i) provide to prospective Purchasers any document or other material that would constitute an offering memorandum within the meaning of Canadian Securities Laws; or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Offered Securities, including but not limited to, causing the sale of the Offered Securities to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to the offer and sale of the Offered Securities whose attendees have been invited by general solicitation or advertising.

(f)

The Corporation covenants to duly execute and deliver the Subscription Agreements and any certificates representing the Offered Securities at the Closing Time and shall comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Corporation.

(g)

The Corporation covenants to file with the Canadian Securities Regulators and the TSX all forms, notices and certificates required to be filed by the Corporation pursuant to the Canadian Securities Laws and the policies of the TSX in the time required by the Canadian Securities Laws and the policies of the TSX, including, for greater certainty, Form 45-106F1 or 45-106F6 of NI 45-106, as applicable, and any other forms, notices and certificates set forth in the opinion delivered to the Agent pursuant to Section hereof, as are required to be filed by the Corporation.

(h)

The Corporation covenants to ensure that the Offered Securities, upon issuance, shall have the attributes corresponding in all material respects to the description thereof set forth in this Agreement, the Subscription Receipt Agreement and the Subscription Agreements.

(i)

The Corporation acknowledges and agrees that the first trade in the Common Shares and Warrants underlying the Subscription Receipts, and the Warrant Shares by the holders thereof shall be subject in all Selling Jurisdictions only to the resale restrictions set forth in NI 45-102.

(j)

The Corporation will use its reasonable commercial efforts to maintain the listing of the Common Shares on the TSX and the status thereof as a reporting issuer not in default under the securities legislation of each of the Selling Jurisdictions for a period of two years after the Closing Date unless the Corporation shall become merged or amalgamated with, or otherwise acquired by, any person and the shareholders of the Corporation shall receive cash from, or publicly traded securities from, such other person.

(k)

The Agent represents and warrants that it is duly qualified to offer and sell the Offered Securities in those jurisdictions where it will offer or sell the Offered Securities and agrees that it will not offer or sell the Offered Securities in those jurisdictions where it is not permitted to do so by Canadian Securities Laws or U.S. Securities Laws. The Agent agrees that such Offered Securities will be offered for sale in accordance with Canadian Securities Laws and U.S. Securities Laws in such jurisdictions and on the terms and conditions set forth in this Agreement.

(l)

The Corporation and the Agent acknowledge that the Offered Securities have not been and will not be registered under the U.S. Securities Act or any state securities laws and may be offered and sold only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act. The Corporation and the Agent agree that any offers, sales and purchases of the Offered Securities in the United States: (i) will be made in accordance with Schedule (which schedule is incorporated into and forms part of this Agreement); and (ii) will be conducted in such a manner so as not to require registration thereof or the filing of a registration statement, prospectus or an offering memorandum with respect thereto under the U.S. Securities Act and in compliance with U.S. Securities Laws.

3.	Due Diligence

Prior to the Closing Date, the Corporation shall allow and assist the Agent and its counsel to conduct all due diligence investigations which the Agent may reasonably require. The Corporation agrees to use commercially reasonable efforts to assist the Agent with its due diligence investigations and will make available to the Agent and the Agent’s counsel such financial, business and other information, in such form as available, concerning the Corporation and its business as the Agent may reasonably request for the purpose of enabling the Agent to carry out its due diligence investigations. Without limiting the generality of the foregoing, the Corporation shall make available its senior management and use its best efforts to make available the Corporation’s legal counsel to answer any questions which the Agent may have and to participate in one or more due diligence sessions to be held prior to the Closing Time

4.	Distribution and Certain Obligations of the Agent

(a)

The Corporation agrees that the Agent will be permitted to appoint, at its sole expense, other registered dealers or brokers as its agents to assist in the distribution of the Offered Securities. The Agent shall, and shall require any such dealer or broker, other than the Agent, with which the Agent has a contractual relationship in respect of the distribution of the Offered Securities (each, a “Selling Firm”), to comply with Canadian Securities Laws and other applicable securities laws in connection with the distribution of the Offered Securities, including the U.S. Securities Laws. The Agent shall, and shall require any Selling Firm to, offer for sale and sell the Offered Securities only in those jurisdictions where they may be lawfully offered for sale or sold.

(b)

The Agent shall, and shall require any Selling Firm to agree to, observe and distribute the Offered Securities in a manner that complies with, all applicable laws and regulations in each jurisdiction into and from which they may offer to sell the Offered Securities and will not, directly or indirectly, offer, sell or deliver any Offered Security to any person in any jurisdiction other than in the Selling Jurisdictions, except in a manner which will not require the Corporation to comply with the registration, prospectus, continuous disclosure, filing or other similar requirements under the applicable securities laws of such other jurisdictions.

(c)

The Agent acknowledges that neither the Offered Securities nor Warrant Shares have been and will not be registered under the U.S. Securities Act and may only be offered and sold within the United States to (i) Qualified Institutional Buyers pursuant to Rule 144A, (ii) Accredited Investors pursuant to Rule 506 of Regulation D or (iii) outside the United States pursuant to Rule 903 of Regulation S and exemptions from registration under applicable state securities laws. Accordingly, the Agent separately and not jointly represents, warrants and covenants to the Corporation and will cause its U.S. Affiliate to comply with such representations, warranties and covenants, that it has not offered or sold, and will not offer or sell, any Offered Securities constituting part of its allotment within the United States except as provided in Schedule A or outside the United States in accordance with Regulation S. Accordingly, neither it nor its U.S. Affiliate nor any person acting on its or their behalf has engaged or will engage in: (1) any offer to sell or any solicitation of an offer to buy, any Offered Securities to any person in the United States, (2) any sale of Offered Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such underwriter, U.S. Affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States or (3) any Directed Selling Efforts with respect to the Offered Securities.

5.	Material Change

(a)	During the period from the execution hereof to the later of the last Closing Time or the Conversion Date, the Corporation will promptly notify the Agent of the full particulars of:

(i)	any Material Adverse Change, whether actual, anticipated or threatened;

(ii)	any change in any material fact contained or referred to in the public disclosure documents of the Corporation; and

(iii)

the occurrence or discovery of a material fact or event, which, in any such case, is, or may be, of such a nature as to result in any public disclosure documents of the Corporation not complying in any material respect with Canadian Securities Laws, provided that the Corporation shall in good faith discuss with the Agent any fact or change in circumstances which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to this Section .

(b)	During the period from the execution hereof to the later of the last Closing Time or the Conversion Date, the Corporation will promptly notify the Agent of the full particulars of:

(i)

any request of any Canadian Securities Regulators, other securities commission or similar regulatory authority, the TSX, or any other competent authority for any amendment to any part of the public disclosure documents of the Corporation or for any additional information;

(ii)

the issuance by any Canadian Securities Regulator, other securities commission or similar regulatory authority, the TSX or by any other competent authority of any order to cease or suspend trading of any securities of the Corporation or of the institution or threat of institution of any proceedings for that purpose; and

(iii)

the receipt by the Corporation of any communication from any Canadian Securities Regulators, the TSX or any other competent authority relating to the Offering and the distribution of the Offered Securities.

(c)	The Corporation will promptly comply with Canadian Securities Laws with respect to any material change, change, occurrence or event of the nature referred to in Section above.

(d)

During the period from the execution hereof to the later of the last Closing Time or the Conversion Date, the Corporation will promptly provide to the Agent, for review on a confidential basis by the Agent and the Agent’s counsel, which review shall be completed in a timely manner, prior to the public filing or public issuance:

(i)	any financial statements of the Corporation;

(ii)	any amendment to the current annual information form of the Corporation, and any material change report, information circular or annual information form; and

(iii)	any press release of the Corporation.

6.	Representations and Warranties of the Corporation

The Corporation represents and warrants to the Agent, and acknowledges that the Agent is relying upon such representations and warranties, that:

(a)

since June 30, 2013, the Corporation has been and is in compliance with its timely disclosure obligations under Canadian Securities Laws and the rules and regulations of the TSX; no confidential material change report has been filed by the Corporation under Canadian Securities Laws that remains confidential at the date hereof; the Corporation has not completed a “significant acquisition” which would require the Corporation to file a business acquisition report under Canadian Securities Laws; all of the material contracts and agreements of the Corporation and its Subsidiary not made in the ordinary course of business, if required under Canadian Securities Laws, have been filed with the applicable Canadian Securities Regulators;

(b)

the common shares of the Corporation are listed for trading on the TSX and are quoted on the OTCBB and the Corporation is not in default in any material respect of any of the listing requirements of the TSX applicable to the Corporation;

(c)

since June 30, 2013, (i) there has been no material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and its Subsidiary taken as a whole, (ii) there have been no transactions entered into by the Corporation or its Subsidiary which are material with respect to the Corporation and its Subsidiary taken as a whole, other than those in the ordinary course of business, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Corporation on any class of its shares;

(d)

each of the Corporation and its Subsidiary has been duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of formation and is properly registered or licensed to carry on business under the laws of all jurisdictions in which its business is carried on, except where the failure to be so registered or licensed would not have a Material Adverse Effect;

(e)

the Corporation has the requisite corporate power, authority and capacity to enter into this Agreement, the Subscription Receipt Agreement, the Subscription Agreements, the Warrant Certificates and the Compensation Warrant Certificates and to perform its obligations hereunder and thereunder and the Corporation has the requisite corporate power, authority and capacity to own, lease and operate its property and assets and to carry on its business as currently carried on or as proposed to be carried on;

(f)

the Corporation has authorized share capital consisting of an unlimited number of common shares, of which 6,577,664 common shares are issued and outstanding as of the date hereof. Other than pursuant to the exercise of outstanding stock options, restricted share units or warrants, no person, firm, corporation or other entity has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) for the purchase or acquisition from the Corporation of any unissued shares of the Corporation;

(g)

all of the issued and outstanding securities of the Corporation have been duly and validly authorized and issued and are fully paid and non-assessable shares of the Corporation, and none of the outstanding securities of the Corporation were issued in violation of the pre-emptive or similar rights of any securityholder of the Corporation;

(h)	the Corporation has full corporate power and authority to issue the Securities;

(i)

the Subscription Receipts, at the Closing Time, the Common Shares and the Warrants, at the Conversion Date, and the Warrant Shares issued upon the exercise of the Warrants in accordance with their terms, shall be duly authorized and upon receipt of payment therefor, validly issued, and with respect to the Common Shares and the Warrant Shares, fully paid and non-assessable shares of the Corporation;

(j)

on or prior to the Closing Time, the form of the certificates for the Subscription Receipts, the Common Shares, the Warrants and the Compensation Warrants will have been approved by the board of directors of the Corporation and adopted by the Corporation and will comply with all legal and stock exchange requirements and will not conflict with the Corporation’s articles or constating documents;

(k)	at all times prior to the expiry of the Warrants, a sufficient number of Warrant Shares shall be allocated and reserved for issuance upon due exercise of the Warrants in accordance with their terms;

(l)

at all times prior to the expiry of the Compensation Warrants, a sufficient number of Common Shares shall be allocated and reserved for issuance upon due exercise of the Compensation Warrants in accordance with their terms;

(m)

the Corporation is not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of, this Agreement, the Subscription Receipt Agreement, the Subscription Agreements, the Warrant Certificates and the Compensation Warrant Certificates and the performance of any of the transactions contemplated hereby and thereby by the Corporation, do not and will not result in any breach of, or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or constitute a default under any applicable laws or any term or provision of the constating documents, articles or resolutions of the directors or shareholders of the Corporation, or any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which the Corporation is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Corporation, which default or breach would reasonably be expected to have a Material Adverse Effect;

(n)

this Agreement, the Subscription Receipt Agreement, the Warrant Certificates, the Compensation Warrant Certificates and the Subscription Agreements and the performance of the Corporation’s obligations hereunder and thereunder have been duly authorized by all necessary corporate action, and such agreements have been, or will at Closing be, duly executed and delivered by the Corporation and constitute or will constitute legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by the application of equitable principles when equitable remedies are sought and, with respect to this Agreement, subject to the fact that rights of indemnity and contribution may be limited by applicable law;

(o)

no approval, authorization, consent or other order of, and no filing, registration or recording with any Governmental Authority or other person is required of the Corporation in connection with the execution and delivery of or with the performance by the Corporation of its obligations under this Agreement, the Subscription Agreements, the Subscription Receipt Agreement, the Warrant Certificates or the Compensation Warrant Certificates, except as required by Canadian Securities Laws with regard to the distribution of the Securities in the Selling Jurisdictions and the rules of the TSX;

(p)

the Financial Statements have been prepared in Canadian dollars in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and present fairly in all material respects the financial position, results of operations, shareholders’ equity and cash flows of the Corporation as at the dates of such statements and for the periods indicated in such statements, as applicable;

(q)

each of the Corporation and its Subsidiary maintains a system of internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and maintains a system of disclosure controls and procedures that is designed to provide reasonable assurances that information required to be disclosed by the Corporation under U.S. Securities Laws is recorded, processed, summarized and reported within the time periods specified under U.S. Securities Laws and to ensure that information required to be disclosed by the Corporation under U.S. Securities Laws is accumulated and communicated to the Corporation’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure;

(r)

no director or officer, former director or officer, or shareholder or employee of, or any other person not dealing at arm’s length with, the Corporation or its Subsidiary is engaged in any material transaction or arrangement with or is a party to a material contract with, or has any indebtedness, liability or obligation to, the Corporation or its Subsidiary, except for employment or consulting arrangements with employees or consultants or those serving as a director or officer of the Corporation or its Subsidiary;

(s)

except as disclosed in the audited Financial Statements, neither the Corporation nor its Subsidiary has incurred any liabilities or obligations (whether accrued, absolute, contingent or otherwise) that continue to be outstanding except as incurred in the ordinary course of business by the Corporation or its Subsidiary, as the case may be, and which do not have a Material Adverse Effect;

(t)

other than the Subsidiary, the Corporation does not own, directly or indirectly, or exercise control or direction over, and has not agreed to acquire outstanding securities of any other corporation or options to acquire securities of any other corporation, other than marketable securities held in the ordinary course of business, or a participating interest in any person;

(u)

there is no litigation or governmental or other proceeding or investigation at law or in equity before any Governmental Authority, domestic or foreign, in progress, pending or, to the Corporation’s knowledge, threatened (and the Corporation does not know of any basis therefor) against, or involving the assets, properties or business of, the Corporation, nor are there any matters under discussion with any Governmental Authority relating to taxes, governmental charges, orders or assessments asserted by any such authority and to the Corporation’s knowledge there are no facts or circumstances which would reasonably be expected to form the basis for any such litigation, governmental or other proceeding or investigation, taxes, governmental charges, orders or assessments;

(v)

PricewaterhouseCoopers LLP is independent with respect to the Corporation within the meaning of the rules of professional conduct applicable to auditor in the Province of British Columbia and there has not been any reportable event (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) with such firm or any other prior auditor of the Corporation or its Subsidiary;

(w)

all tax returns required to be filed by the Corporation and its Subsidiary on or prior to the date hereof have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto, due or claimed to be due have been paid, other than non-material amounts or those being contested in good faith and for which adequate reserves have been provided, and neither the Corporation nor its Subsidiary is a party to any agreement, waiver or arrangement with any taxing authority which relates to any extension of time with respect to the filing of any tax returns, any payment of taxes or any assessment thereof; there is no tax deficiency which has been asserted against the Corporation or its Subsidiary which would have a Material Adverse Effect, and all material tax liabilities are adequately provided for in accordance with GAAP within the Financial Statements of the Corporation for all periods up to date of the balance sheet for the period ended June 30, 2013 included in the Financial Statements; there are no assessments or investigations in progress, pending or, to the knowledge of the Corporation, threatened against the Corporation in respect of taxes; there are no Liens for taxes upon the assets of the Corporation;

(x)

except where non-compliance does not have and would not reasonably be expected to have a Material Adverse Effect, each of the Corporation and its Subsidiary has conducted and is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and neither the Corporation nor its Subsidiary has received any notice of any alleged violation of any such laws, rules and regulations;

(y)

each of the Corporation and its Subsidiary possesses such permits, licences, approvals, consents and other authorizations issued by Governmental Authorities (collectively, “Governmental Licences”) necessary to conduct its business as currently conducted, except where the failure to so possess would not, individually or in the aggregate, have a Material Adverse Effect and all such Governmental Licences are valid and existing and in good standing. Each of the Corporation and its Subsidiary is in compliance with the terms and conditions of all such Governmental Licences, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect;

(z)

except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Corporation nor its Subsidiary is in violation of any Environmental Laws, (ii) the Corporation and its Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (iii) there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, orders, directions, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Law against the Corporation or its Subsidiary, and there are no facts or circumstances which would reasonably be expected to form the basis for any such administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, orders, directions, notices of non-compliance or violation, investigation or proceedings;

(aa)

(i) each of the Corporation and its Subsidiary is in compliance, in all material respects, with the provisions of all applicable federal, provincial, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours (collectively, “Employment Laws”), (ii) except as disclosed in the audited Financial Statements, no collective labour dispute, grievance, arbitration or legal proceeding is ongoing, pending or, to the knowledge of the Corporation, threatened and no individual labour dispute, grievance, arbitration or legal proceeding is ongoing, pending or, to the knowledge of the Corporation, threatened with any employee of the Corporation or its Subsidiary that would have a Material Adverse Effect, and, to the knowledge of the Corporation, none has occurred during the past year, and (iii) no union has been accredited or otherwise designated to represent any employees of the Corporation or its Subsidiary and, to the knowledge of the Corporation, no accreditation request or other representation question is pending with respect to the employees of the Corporation or its Subsidiary, and no collective agreement or collective bargaining agreement or modification thereof has expired or is in effect in any of the Corporation or its Subsidiary’s facilities and none is currently being negotiated by the Corporation or its Subsidiary;

(bb)

no existing supplier, manufacturer or contractor of the Corporation has indicated that it intends to terminate its relationship with the Corporation or that it will be unable to meet the current Corporation’s supply, manufacturing or contracting requirements that would have a Material Adverse Effect;

(cc)

neither the Corporation nor its Subsidiary is in default or breach, in any material respect, of any real property lease, and neither the Corporation nor its Subsidiary has received any notice or other communication from the owner or manager of any real property leased by the Corporation or its Subsidiary that the Corporation or its Subsidiary is not in compliance with any real property lease, and to the knowledge of the Corporation, no such notice or other communication is pending or has been threatened;

(dd)

the Corporation maintains such policies of insurance, issued by responsible insurers, as are appropriate to its operations, property and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets and all such policies of insurance continue to be in full force and effect; and neither the Corporation nor its Subsidiary is in default as to the payment of premiums or otherwise, under the terms of any such policy;

(ee)

(i) each of the Corporation and its Subsidiary has good and marketable title to all of its assets and property, and (ii) except for the sale of inventory in the ordinary course of business, no person has any contract or any right or privilege capable of becoming a right to purchase any personal property from the Corporation or its Subsidiary that would have a Material Adverse Effect;

(ff)

the Corporation does not have any loans which have been made to or other indebtedness from any of its shareholders, officers, directors or employees or any other person not dealing at arm’s length with the Corporation that are currently outstanding, other than monies due in the ordinary course of business;

(gg)

no shareholder, officer, director, employee or any other person not dealing at arm’s length with the Corporation or, to the knowledge of the Corporation, any associate or affiliate of any such person, owns, has or is entitled to any royalty, carried interest or any other encumbrances or claims of any nature whatsoever which are based on the Corporation’s products or assets or any revenue or rights attributed thereto;

(hh)	to the knowledge of the Corporation, no insider of the Corporation has a present intention to sell any securities of the Corporation held by it;

(ii)	none of the Corporation nor its Subsidiary has outstanding any debentures, notes, mortgages, or other indebtedness that is material to the Corporation and its Subsidiary taken as a whole;

(jj)

to the knowledge of the Corporation, no securities commission, stock exchange or Governmental Authority has issued any order requiring trading in any of the Corporation’s securities to cease or preventing the distribution of the Securities in any Selling Jurisdiction nor instituted proceedings for that purpose and, to the knowledge of the Corporation, no such proceedings are pending or contemplated;

(kk)	Computershare Investor Services Inc., at its offices in the City of Vancouver, has been duly appointed as registrar and transfer agent for the common shares of the Corporation;

(ll)	other than as contemplated hereby, there is no person acting at the request of the Corporation who is entitled to any brokerage or agency fee in connection with the sale of the Offered Securities;

(mm)

neither the Corporation nor the Subsidiary is a party to any shareholders’ agreements, voting agreements, investors’ rights agreements or other agreements in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Corporation or its Subsidiary or the operations or affairs of the Corporation or its Subsidiary;

(nn)

the attributes of the Subscription Receipts, the Common Shares, the Warrants and the Compensation Warrants conform in all material respects with the descriptions of those securities in this Agreement, the Subscription Receipt Agreement and the Subscription Agreements;

(oo)

the minute books and corporate records of the Corporation and its Subsidiary contain copies of all proceedings of the shareholders, the boards of directors and all committees of the boards of directors of each of such entities that have been minuted or resolved and there have been no other meetings, resolutions or proceedings of the shareholders, boards of directors or any committee thereof to the date of review of such corporate records and minute books not reflected in such minute books and other corporate records, other than those which are not material in the context of such entities, as applicable;

(pp)

the Corporation intends to apply the net proceeds from the issue and sale of the Subscription Receipts to fund ongoing research and development and ongoing operations and for general working capital purposes;

(qq)	the Corporation is a reporting issuer not in default of any requirement under Canadian Securities Laws;

(rr)

there are no reports or information that in accordance with the Canadian Securities Laws must be made publicly available or filed in connection with the Offering that have not been made publicly available as required;

(ss)

the filing by the Corporation of any material change report required to be filed under the Canadian Securities Laws will constitute a representation and warranty by the Corporation to the Agent that all the information and statements contained therein are true and correct and that no material information has been omitted therefrom which is necessary to make the statements contained therein not misleading in the light of the circumstances in which they were made;

(tt)

the Corporation has no knowledge of third parties who have rights to or liens over any Intellectual Property, except for the ownership rights of the owners of the intellectual property which is licensed to the Corporation. The execution and delivery of this Agreement by the Corporation will not result in the breach of, or create on behalf of any third party the right to terminate, impair or modify (i) any license, sublicense or other agreement relating to any Intellectual Property that is material to the Business, as currently conducted, or (ii) any license, sublicense and other agreement as to which the Corporation or its Subsidiary is a party and pursuant to which the Corporation or its Subsidiary is authorized to use any third party Intellectual Property that is material to the Business, as currently conducted, or (iii) any right of the Corporation to develop, use, sell, or dispose of, or to bring any action for the infringement of any Intellectual Property. There is no pending or, to the Corporation’s knowledge, threatened action, suit, proceeding or claim by others challenging the Corporation’s rights in or to any Intellectual Property, and the Corporation is unaware of any facts which form a reasonable basis for any such claim. There is no pending or, to the best of the Corporation’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or enforceability of any Intellectual Property, and the Corporation is unaware of any finding of unenforceability or invalidity of the Intellectual Property. There is no pending, or to the best of the Corporation’s knowledge, threatened action, suit, proceeding or claim by others that the Corporation infringes, misappropriates or otherwise violates (or would infringe, misappropriate or otherwise violate upon commercialization of the Corporation’s product or product candidates) any patent, trademark, copyright, trade secret, confidential information, know-how or other proprietary or intellectual property rights of others. To the Corporation’s knowledge, there is no patent or patent application of or by others that contains claims that interfere with the issued or pending claims of any of the Intellectual Property. To the Corporation’s knowledge, there is no prior art that necessarily renders any patent application owned by the Corporation unpatentable that has not been disclosed to the United States Patent and Trademark Office and the Canadian equivalent;

(uu)

The Corporation (or parties under contractual obligation to the Corporation) holds and is in compliance with all licences, certificates, approvals and permits from all provincial, federal, state, United States, foreign and other regulatory authorities, including but not limited to Health Canada (“HC”), the Canadian Therapeutic Products Directorate (the “TPD”), the Canadian Food Inspection Agency (the “CFIA”), the U.S. Food and Drug Administration (“FDA”) and any foreign regulatory authorities performing functions similar to those performed by HC, TPD, CFIA or FDA, that are material to the conduct of the Business as currently conducted, all of which are valid and in full force and effect, and there is no proceeding pending or, to the Corporation’s knowledge, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed. The Corporation is not, to its knowledge, in violation of any material law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body applicable to the investigation of new drugs in humans or animals or the cultivation, growing or processing of genetically modified organisms, including, but not limited to, those promulgated by HC, CFIA or FDA;

(vv)

The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Corporation or in which the Corporation or its products or product candidates that are described in the public disclosure documents of the Corporation have participated or the results of which are referred to in the public disclosure documents of the Corporation were, to the knowledge of the Corporation, and if still pending are being, conducted in accordance with, as applicable, good clinical practice, good laboratory practices or scientific standards as appropriate for each particular study type. The Corporation is and has operated in compliance with all rules, regulations and policies of HC, TPD, CFIA or the FDA to the extent that the Corporation or its Subsidiary was or is required to. The Corporation has not received any notices or other correspondence from any such agency requiring the termination, suspension or material modification or clinical hold of any clinical or pre-clinical studies or tests that are described in the public disclosure documents of the Corporation or the results of which are referred to in the public disclosure documents of the Corporation; and

(ww)	the Corporation is not currently pursuing any material litigation against any person for any infringement, misappropriation or misuse of the Intellectual Property.

7.	Covenants of the Corporation

The Corporation covenants with the Agent that it will advise the Agent, promptly after receiving notice or obtaining knowledge, of (i) the suspension of the qualification of the Offered Securities for distribution or sale in any of the Selling Jurisdictions; (ii) the institution or threatening of any proceeding for any of those purposes; or (iii) any requests made by any Canadian Securities Regulator for additional information, and will use its reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the withdrawal of the order promptly.

8.	Compensation of the Agent

(a)	Fees

In consideration of the services to be rendered by the Agent in connection with the Offering, the Corporation shall pay, or cause to be paid, to the Agent (i) upon release of the Escrowed Funds, a cash fee equal to 5% of the aggregate gross proceeds of the Offering less the aggregate gross proceeds received from the Offering President’s List (the “Offering Agent’s Fee”).

No Offering Agent’s Fee shall be paid nor Compensation Warrants issued in relation to sales to Purchasers listed on the Offering President’s List.

(b)	Compensation Warrants

As additional compensation for the services provided, subject to the approval of the Corporation’s shareholders in accordance with the rules of the TSX, the Corporation shall issue to the Agent, upon release of the Escrowed Funds, compensation warrants (the “Compensation Warrants”) equal to 7% of the aggregate number of Subscription Receipts sold pursuant to the Offering, excluding those Subscription Receipts sold to Purchasers listed on the Offering President’s List.

Each Compensation Warrant will entitle the Agent to purchase one common share of the Corporation at the at the Issue Price, and will be exercisable for a period of 24 months following the Closing Date pursuant to the terms of the certificates evidencing the Compensation Warrants (the “Compensation Warrant Certificates”).

(c)	Protection of the Agent Investor List

In the event that the Corporation completes any equity or debt financing with any investor introduced to the Corporation by the Agent within the later of (i) the date hereof; (ii) the Closing Date, if applicable; or (iii) the date this Agreement is terminated, if applicable, the Corporation shall pay the Agent the compensation set forth in Sections and (b), provided that the appropriate number of Compensation Warrants shall be issued and amount of Offering Agent’s Fee shall be paid in the event such financing is an equity financing, unless this Agreement is terminated by the Agent or is terminated by the Corporation following a material breach of this Agreement by the Agent, in which case no such compensation is to be paid, issued, payable or issuable.

9.	Delivery of Purchase Price and Offered Securities

The issuance and sale of the Subscription Receipts shall be completed at the Closing Time at the offices of Blake, Cassels & Graydon LLP, in Vancouver, BC or at such other place as the Agent and the Corporation may agree upon. At the Closing Time, except as the Corporation and the Agent may otherwise agree, the Corporation shall duly and validly deliver to the Purchasers certificates representing the Subscription Receipts, as applicable.

Delivery by the Corporation of the Subscription Receipts shall be against payment by the Agent, or the Purchasers, to the Corporation of the aggregate Issue Price for the Subscription Receipts by wire transfer of immediately available funds together with a receipt signed by the Agent, or the Purchaser, for such Subscription Receipts. The Corporation hereby directs the Agent, and the Purchasers, to effect the foregoing payment of the aggregate Issuer Price for the Subscription Receipts by wire transfer of immediately available funds to the Escrow Agent on behalf of the Corporation.

10.	Delivery of Offered Securities

The Corporation shall, prior to the Closing Date make all necessary arrangements for the preparation, delivery and execution of the certificate(s) representing the Subscription Receipts on the Closing Date to the Agent’s counsel in the City of Vancouver.

The Corporation shall pay all fees and expenses payable to the Corporation’s transfer agent, and the Escrow Agent in connection with the preparation, delivery and execution of such certificate(s) representing the Subscription Receipts, the Common Shares and the Warrants forming part of the Units contemplated by this Section and the fees and expenses payable to such persons as may be required in the course of the distribution of the Offering.

11.	Conditions to Completion

The Agent’s obligation to complete the transactions contemplated hereunder at the Closing Time shall be subject to the representations and warranties of the Corporation being accurate as of the date of this Agreement and as of the Closing Date, to the Corporation having performed all of its obligations under this Agreement and to the following additional conditions:

(a)	Delivery of Opinions

The Agent shall have received at the Closing Time a legal opinion dated the Closing Date, in form and substance satisfactory to the Agent, acting reasonably, addressed to the Agent and the Purchasers (and, if required for opinion purposes, counsel to the Agent) from Blake, Cassels & Graydon LLP, counsel to the Corporation, as to the laws of Canada and the Selling Jurisdictions, which counsel in turn may rely upon the opinions of local counsel where it deems such reliance proper and, as to matters of fact, on certificates of Governmental Authorities and officers of the Corporation and letters from stock exchange representatives and transfer agents.

In addition, if any of the offers or sales of the Offered Securities are made to any person in the United States, the Agent shall have received a favourable legal opinion, addressed to the Agent, in form and substance satisfactory to the Agent and the Agent’s counsel, acting reasonably, dated the Closing Date from United States counsel for the Corporation, to the effect that no registration of the Offered Securities is required under the U.S. Securities Act.

(b)	Delivery of Certificates

(i)

The Agent shall have received at the Closing Time a certificate dated the Closing Date, addressed to the Agent (and, if necessary for opinion purposes, counsel to the Agent) and signed by officers of the Corporation acceptable to the Agent, acting reasonably, certifying (1) the constating documents of the Corporation, (2) that no proceedings have been taken for voluntary dissolution, (3) all resolutions of the board of directors of the Corporation relating to this Agreement, the Subscription Receipt Agreement, the Subscription Agreements, the Warrant Certificates and the Compensation Warrant Certificates, and (4) the incumbency and specimen signatures of signing officers of the Corporation.

(ii)

The Agent shall have received at the Closing Time a certificate dated the Closing Date, addressed to the Agent and signed on behalf of the Corporation by the Chief Executive Officer and the Chief Financial Officer of the Corporation, certifying for and on behalf of the Corporation and without personal liability and after having made due enquiry:

(A)

since the effective date of this Agreement, (1) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and its Subsidiary taken as a whole, and (2) no transaction has been entered into by either the Corporation or its Subsidiary which is material to the Corporation and its Subsidiary taken as a whole;

(B)

that no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Common Shares or any other securities of the Corporation has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened under any of Canadian Securities Laws or by any other regulatory authority;

(C)	that the Corporation has complied in all material respects with the terms and conditions of this Agreement on its part to be complied with up to the Closing Time; and

(D)

that the representations and warranties of the Corporation contained in this Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time.

(c)	Good Standing Certificates

The Agent shall have received at the Closing Time certificates of the relevant Governmental Authorities, where issuable under applicable law, confirming the incorporation and continuing valid existence of each of the Corporation and its Subsidiary, each dated within two days of the Closing Date.

(d)	Listing Approval

The Common Shares forming part of the Units and the Warrant Shares shall have been conditionally approved for listing on the TSX, subject only to the Corporation obtaining shareholders approval for the Offering and the satisfaction by the Corporation of customary post-closing conditions imposed by the TSX in similar circumstances.

(e)	Subscription Receipt Agreement

The Corporation shall have delivered at the Closing Time a fully executed copy of the Subscription Receipt Agreement.

(f)	Subscription Agreements

The Corporation shall have delivered at the Closing Time fully executed copies of the Subscription Agreements.

12.	Rights of Termination

(a)	Regulatory Proceedings Out

If prior to the Closing Time there should develop, occur or come into effect or existence any inquiry, action, suit, proceeding or investigation (whether formal or informal) (including matters of regulatory transgression or unlawful conduct), is commenced, announced or threatened or any order made by any Governmental Authority including, without limitation, the TSX or any securities regulatory authority, or any law or regulation is enacted or changed which in the reasonable opinion of the Agent, operates to prevent or restrict the trading of the Common Shares or any other securities of the Corporation or materially and adversely affects or will materially and adversely affect the market price or value of the Common Shares or any other securities of the Corporation, then the Agent shall be entitled, at its option and in accordance with Section , to terminate its obligations under this Agreement by written notice to that effect given to the Corporation at any time at or prior to the Closing Time.

(b)	Disaster Out

If prior to the Closing Time there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence (including terrorism) or any new law or regulation or a change thereof which in the reasonable opinion of the Agent, materially adversely affects, or involves, or will, materially adversely affect, or involve, the financial markets or the business, operations or affairs of the Corporation and its Subsidiary taken as a whole, then the Agent shall be entitled, at its option and in accordance with Section , to terminate its obligations under this Agreement by written notice to that effect given to the Corporation at any time at or prior to the Closing Time.

(c)	Material Change or Change in Material Fact Out

If, after the date hereof and prior to the Closing Time, there shall be any material change in the affairs of the Corporation, or there should be discovered any previously undisclosed material fact required to be disclosed under applicable securities laws, in each case which, in the reasonable opinion of Agent, has or would be expected to have a material adverse effect on the market price or value of the Common Shares or any other securities of the Corporation, then the Agent shall be entitled, at its option, in accordance with Section , to terminate its obligations under this Agreement by written notice to that effect given to the Corporation any time at or prior to the Closing Time.

(d)	Non-Compliance with Conditions

If at any time, the Corporation is in breach of any material term, condition or covenant of this Agreement or any material representation or warranty given by the Corporation in this Agreement is or becomes false in any material respect, then the Agent shall be entitled, at its option, in accordance with Section , to terminate its obligations under this Agreement by written notice to that effect given to the Corporation any time at or prior to the Closing Time. The Agent may waive, in whole or in part, or extend the time for compliance with, any terms, conditions and covenants without prejudice to its rights in respect of any other terms, conditions and covenants or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Agent only if such waiver or extension is in writing and signed by the Agent.

(e)	Exercise of Termination Rights

The rights of termination contained in Sections , , and may be exercised by the Agent and are in addition to any other rights or remedies the Agent may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Agent to the Corporation or on the part of the Corporation to the Agent except in respect of any liability which may have arisen prior to or arise after such termination under Sections and .

13.	Indemnity

(a)	Rights of Indemnity

The Corporation hereby agrees to indemnify and hold harmless the Agent, any of its affiliates and their respective partners, directors, officers, shareholders, employees, consultants, agents and advisors (hereinafter collectively referred to as “Personnel”) from and against any and all expenses, losses (excluding any loss of profits), claims, actions, damages, suits, proceedings, investigations or liabilities, joint or several of whatsoever nature or kind (including the aggregate amount paid in settlement of any actions, suits, proceedings, investigations or claims and expenses, including the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against the Agent or its Personnel or in enforcing this indemnity) (collectively, the “Claims”) to which the Agent and/or its Personnel may become subject or otherwise involved in any capacity under any statute or common law or otherwise insofar as such Claims arise out of or are based, directly or indirectly, upon the performance of professional services rendered to the Corporation by the Agent and its Personnel hereunder or otherwise in connection with the matters referred to in this Agreement and to reimburse the Agent and its Personnel forthwith, upon demand, for any legal or other expenses reasonably incurred by such party in connection with any Claim.

The Corporation also agrees that the Agent and its Personnel shall not have any liability (either direct or indirect, in contract or tort or otherwise) to the Corporation or any person asserting Claims on the Corporation’s behalf or in right for or in connection with this Agreement, except to the extent that any Claims incurred by the Corporation are determined by a court of competent jurisdiction in a final judgment that has become non-appealable to have resulted from the Agent or its Personnel breach of this Agreement, or the negligence, wilful misconduct, fraud or dishonesty or the Agent or its Personnel.

If for any reason, the foregoing indemnification is unavailable to the Agent or its Personnel or is insufficient to hold them harmless, then the Corporation shall contribute to the amount paid or payable by the Agent or its Personnel as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Corporation on the one hand and the Agent or its Personnel on the other hand but also the relative fault of the Corporation and the Agent or its Personnel, as well as any equitable considerations.

The Corporation agrees that in case any legal, regulatory or other proceeding shall be brought against the Corporation and/or the Agent or any of its Personnel by any court, Governmental Authority, or any stock exchange or if any other entity having regulatory authority, either domestic or foreign, shall investigate the Corporation and/or the Agent and any Personnel of the Agent shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding the Agent or, in connection with or by reason of the performance of, professional services rendered to the Corporation by the Agent, the Agent shall have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs and out-of-pocket expenses incurred by its Personnel in connection therewith shall be paid by the Corporation as they occur.

In the event and to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable determines that the Agent or its Personnel breached this Agreement, or was negligent or guilty of wilful misconduct, fraud or dishonesty in connection with any Claim in respect of which the Corporation has advanced funds to the Agent or the Personnel pursuant to this indemnity, such funds shall be reimbursed to the Corporation and thereafter this indemnity shall not apply to such indemnified party in respect of such Claim.

(b)	Notification of Claims

Promptly after receipt of notice of the commencement of any action, suit, legal proceeding or Claim against it or any of its Personnel or after receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Corporation, the Agent will notify the Corporation in writing of the commencement thereof and the Corporation will undertake the investigation and defence thereof on behalf of the Agent and its Personnel, including the prompt employment of counsel reasonably acceptable to the Agent and the Personnel and the payment of all expenses. The omission to notify the Corporation shall not relieve the Corporation of any liability which the Corporation may have to the Agent, except only to the extent any such delay in giving or failure to give notice as herein required results in forfeiture by the Corporation of substantive rights or defences.

No admission of liability and no settlement, compromise or termination of any action, suit, proceeding, Claims or investigation shall be made by the Corporation or Agent without the prior written consent of the other (except no such consent is necessary if settlement by the Corporation does not result in any admission of liability by the Agent and the Agent released from all economic liability), such consent not to be unreasonably withheld.

(c)	Retaining Counsel

The Agent shall have the right to retain its own counsel in any proceeding relating to an action, suit, proceeding, investigation or claim contemplated by this indemnity if:

(i)

the Agent has been advised by counsel that there may be a reasonable legal defense available to Agent or the Personnel which is different from or additional to a defense available to the Corporation and that representation of Agent or the Personnel and the Corporation by the same counsel would be inappropriate due to the actual or potential differing interests between them (in which case the Corporation shall not have the right to assume the defense of such proceedings on Agent’s or the Personnel's behalf);

(ii)

the Corporation shall not have taken the defense of such proceedings and employed counsel within a reasonable period of time after notice has been given to the Corporation of commencement of the Claim;

(iii)	the employment of such counsel has been authorized in writing by the Corporation in connection with the defense of such proceedings; or

(iv)

the named parties to any such Claim includes both the Corporation and the Agent or its Personnel and the Agent or its Personnel shall have been advised by counsel that there may be a conflict of interest between the Corporation and the Agent or its Personnel, and, in any such event, the reasonable fees and expenses of the counsel of Agent or the Personnel shall be paid by the Corporation, provided that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel, but not more than one local counsel in any particular jurisdiction) for Agent and the Personnel collectively.

The indemnity and contribution obligations of the Corporation shall be in addition to any liability which the Corporation may otherwise have, shall extend upon the same terms and conditions to the Personnel of the Agent (and the Agent agrees to act as trustees for its Personnel for the covenants under this indemnity and to hold and enforce such covenants on behalf of its Personnel) and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Corporation, the Agent and any of its Personnel. The foregoing provisions shall survive the completion of professional services rendered under this Agreement or any termination of the authorization given by this Agreement.

14.	Severability

If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

15.	Expenses

Whether or not the transactions contemplated by this Agreement shall be completed, all costs and expenses of or incidental to the issue, sale and delivery of the Offered Securities and all costs and expenses incurred by the Corporation or the Subsidiary of or incidental to all other matters in connection with the offering of the Offered Securities shall be borne by the Corporation including, without limitation, all fees and disbursements of all legal counsel to the Corporation (including local counsel), all fees and disbursements of the Corporation’s accountants and auditor, all expenses related to roadshows and marketing activities, all printing costs, postage and mailing expenses incurred in connection with the Offering, including preparation and printing of the certificates representing the Subscription Receipts, the Common Shares and Warrants forming part of the Units, and the Compensation Warrant Certificates, all filing fees, all fees and expenses relating to listing the Offered Securities on any exchanges, all transfer agent fees and expenses, all reasonable out-of-pocket expenses of the Agent incurred in connection with the Offering, including without limitation the reasonable fees, taxes and disbursements of the Agent’s counsel and any advertising, printing, courier, telecommunications, data search, presentation, travel, lodging, meals, due diligence and other expenses incurred by the Agent together with all related taxes (including, without limitation, provincial sales taxes, HST and GST); provided that the Agent must receive prior written approval of the Corporation prior to incurring (a) any single fee or expense in excess of $2,000, and (b) fees and expenses, in the aggregate, in excess of $10,000, and in any incremental amounts of $2,500 thereafter. All reasonable costs and expenses incurred by the Agent or on its behalf shall be payable by the Corporation immediately upon receiving an invoice therefor from the Agent.

16.	Best Efforts

The sale of the Offered Securities in connection with the Offering shall be on a “best efforts” basis without underwriter liability or obligation and nothing in this Agreement or any other agreement shall require the Agent to purchase any of the Offered Securities in connection with the Offering.

17.	Stipulation for the Benefit of Certain Selling Firms

The Corporation hereby covenants and agrees, for the benefit of the Selling Firms, that the Selling Firms will be entitled to benefit from and rely on, to the same extent as the Agent, all the representations and warranties, covenants and indemnification undertakings of the Corporation contained in this Agreement for the benefit of the Agent. Furthermore, each document which the Corporation must address and deliver to the Agent under the Agreement shall also be addressed and delivered to the Selling Firms concurrently with the delivery thereof to the Agent.

18.	Survival of Representations and Warranties

The representations, warranties, obligations and agreements of the Corporation contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Offered Securities shall survive the purchase of the Offered Securities and shall continue in full force and effect unaffected by the termination of the Agent’s obligations and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the distribution of the Offered Securities.

19.	Time

Time is of the essence in the performance of the parties’ respective obligations under this Agreement.

20.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia.

21.	Notice

Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a “notice”) shall be in writing addressed as follows:

If to the Corporation, addressed and sent to:

Response Biomedical Corp.
1781-75th Avenue West

Vancouver, British Columbia
V6P 6P2

Attention:        Chief Financial Officer
Fax:                   (604) 456-6066

Email:                badams@responsebio.com

In case of any notice to the Corporation, with a copy to:

Blake, Cassels & Graydon LLP

595 Burrard Street, Suite 2600

Vancouver, British Columbia

V7X 1L3

Attention:        Joseph Garcia

Fax:                   (604) 631-3309

Email:                joseph.garcia@blakes.com

If to the Agent, addressed and sent to:

Bloom Burton & Co. Inc.

65 Front Street East, Suite 300

Toronto, Ontario

M5E 1B5

Attention:        Jolyon Burton
Fax:                   (416) 640-7573
Email:                jburton@bloomburton.com

In case of any notice to the Agent, with a copy to:

McCarthy Tétrault LLP

Suite 1150

Le Complexe St-Amable

rue de Claire-Fontaine, 7e étage

Québec City, Québec
G1R 5G4

Attention:        Philippe Leclerc

Fax:                   (418) 521-3099
Email:                pleclerc@mccarthy.ca

and to:

McCarthy Tétrault LLP

Suite 1300
777 Dunsmuir Street

P.O. Box 10424, Pacific Centre

Vancouver, B.C.
V7Y 1K2

Attn:                 David Frost

Fax:                   (604) 622-5674

Email :               dfrost@mccarthy.ca

or to such other address as any of the parties may designate by giving notice to the others in accordance with this Section . Each notice shall be personally delivered to the addressee or sent by fax or e-mail to the addressee. A notice which is personally delivered or delivered by fax or e-mail shall, if delivered prior to 5:00 p.m. (Toronto time) on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered.

22.	Counterparts

This Agreement may be executed by the parties to this Agreement in counterpart and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

23.	Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein and this Agreement supersedes any previous agreements, arrangements or understandings among the parties, including the Engagement Letter, dated as of August 13, 2013 by and between the Corporation and the Agent.

24.	Amendments; Modifications; Waivers

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

25.	Further Assurances

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably required in order to carry out the full intent and meaning of this Agreement.

(Signatures on following page)

If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning the same to the Agent upon which this letter as so accepted shall constitute an Agreement among us.

Yours very truly,

BLOOM BURTON & CO. INC.

By:
Jolyon Burton
Chief Executive Officer & Head of Investment Banking

The foregoing offer is accepted and agreed to as of the date first above written.

RESPONSE BIOMEDICAL CORP.

By:
William Adams
Chief Financial Officer

Schedule “A”

TERMS AND CONDITIONS FOR

UNITED STATES OFFERS AND SALES

In the United States, Response Biomedical Corp. (the “Corporation”) proposes to sell subscription receipts (the “Subscription Receipts”) with each Subscription Receipt entitling the holder thereof to receive, for no additional consideration, one unit of the Corporation (each, a “Unit”) pursuant to the Agency Agreement dated as of September 26, 2013 among the Corporation and the Agent named therein (the “Agent”). The Subscription Receipts, together with the underlying Common Shares (as defined hereinafter), the underlying Warrants (as defined hereinafter) and the Warrant Shares (as defined hereinafter) are referred to herein as the “Offered Securities.” Each Unit will consist of one common share (each, a “Common Share”) in the share capital of the Corporation and one-half of one common share purchase warrant (each, a “Warrant”). Each whole Warrant will entitle the holder thereof to purchase one Common Share (each, a “Warrant Share”) for an exercise price of $3.58 at any time for a period of 3 years following the Closing Date. Each Warrant may be exercisable on a “net” (cashless exercise) basis.

1.	Definitions

In this Agreement:

“Affiliate” has the meaning set forth in Rule 405 under the U.S. Securities Act;

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D;

“Directed Selling Efforts” means “directed selling efforts” as defined in Regulation S and, without limiting the foregoing, but for greater clarity, means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Offered Securities and includes, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the Offering;

“General Solicitation” and “General Advertising” means “general solicitation” and “general advertising”, respectively, as used in Rule 502(c) of Regulation D, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the internet, radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A;

“Regulation D” means Regulation D under the U.S. Securities Act;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Rule 144A” means Rule 144A under the U.S. Securities Act;

“SEC” means the United States Securities and Exchange Commission;

“Selling Firms” has the meaning ascribed to it in Section ;

“Substantial U.S. Market Interest” means “substantial U.S. market interest” as defined in Regulation S;

“U.S. Affiliate” means the U.S. registered broker-dealer affiliate of the Agent;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“U.S. Investment Company Act” means the United States Investment Company Act of 1940, as amended;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

2.             The Agent may only offer and sell the Offered Securities within the United States through the U.S. Affiliate (as defined below) on the terms and subject to the conditions of this Schedule A. In connection therewith, the Corporation represents, warrants and covenants to and with the Agent that:

(a)

none of the Corporation or its Affiliates or any person acting on its or their behalf, (other than the Agent, the U.S. Affiliate, any members of the banking and selling group formed by them (collectively, the “Selling Firms”) or any person acting on their behalf, as to whom the Corporation makes no representation), has engaged or will engage in any Directed Selling Efforts or has engaged or will engage in any form of General Solicitation or General Advertising in the United States with respect to the Offered Securities;

(b)	the Corporation is not registered and is not required to register as an “investment company” pursuant to the provisions of the U.S. Investment Company Act;

(c)

so long as any of the Offered Securities that have been sold in the United States or Warrant Shares are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, the Corporation will, unless it becomes subject to and in compliance with the reporting requirements of Section 13 or subsection 15(d) of the U.S. Exchange Act, or is exempt from such reporting requirements pursuant to Rule 12g3-2(b) thereunder, provide to any holder of the Offered Securities, or to any prospective purchaser of the Offered Securities or Warrant Share designated by a holder, upon the request of that holder or prospective purchaser, at or prior to the time of any resale of the Offered Securities or Warrant Share, the information required to be provided by Rule 144A(d)(4) under the U.S. Securities Act;

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(d)

none of the Corporation or its Affiliates will take any action that would cause the registration exemptions pursuant to Rule 144A, Regulation D or Regulation S to be unavailable for the offer and sale of the Offered Securities pursuant to this Agreement;

(e)

the Offered Securities are not, and as of the Closing Time the Offered Securities will not be, and no securities of the same class as the Offered Shares, Units, Warrants or Warrant Shares are or will be (i) listed on a national securities exchange in the United States registered under Section 6 of the U.S. Exchange Act, (ii) quoted in an “automated inter-dealer quotation system,” as such term is used in the U.S. Exchange Act, or (iii) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A) of less than ten percent for securities so listed or quoted;

(f)	the Corporation is a “foreign issuer” (as such term is defined in Regulation S) and reasonably believes that there is no Substantial U.S. Market Interest in the Common Shares.

3.             The Agent acknowledges that neither the Offered Securities nor Warrant Shares have been and will not be registered under the U.S. Securities Act and may only be offered and sold within the United States to (i) Qualified Institutional Buyers pursuant to Rule 144A, (ii) Accredited Investors pursuant to Rule 506 of Regulation D or (iii) outside the United States pursuant to Rule 903 of Regulation S and exemptions from registration under applicable state securities laws. Accordingly, the Agent separately and not jointly represents, warrants and covenants to the Corporation and will cause its U.S. Affiliate to comply with such representations, warranties and covenants, that:

(a)

it has not offered or sold, and will not offer or sell, any Offered Securities constituting part of its allotment within the United States except as provided in this Schedule A or outside the United States in accordance with Regulation S. Accordingly, except as provided in this Schedule A, neither it nor any of its U.S. Affiliate nor any person acting on its or their behalf has engaged or will engage in: (i) any offer to sell or any solicitation of an offer to buy, any Offered Securities to any person in the United States, (ii) any sale of Offered Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such underwriter, U.S. Affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States or (iii) any Directed Selling Efforts with respect to the Offered Securities;

(b)

neither it nor any of its U.S. Affiliate nor any person acting on its or their behalf has engaged or will engage in any form of General Solicitation or General Advertising or in any conduct involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act in connection with its offers or sales of any of the Offered Securities in the United States;

(c)

all offers and sales of the Offered Securities in the United States will be effected through its U.S. Affiliate each of which is duly registered under the U.S. Exchange Act and all applicable state securities laws, in accordance with all applicable United States state and federal securities (including broker-dealer) laws and all applicable rules of the Financial Industry Regulatory Authority;

(d)

it and each U.S. Affiliate which is purchasing the Offered Securities in the United States is a Qualified Institutional Buyer, is a duly registered broker-dealer with the SEC, and is a member of, and in good standing with, the Financial Industry Regulatory Authority, Inc. on the date such representation is made;

3

(e)	it has not used and will not use any written material and no other written material was used in connection with the offer and sale of the Offered Securities in the United States;

(f)

it will solicit, and will cause its U.S. Affiliate to solicit, offers for the Offered Securities in the United States only from and will offer the Offered Securities only to persons it reasonably believes to be (i) Substituted Purchasers that are Accredited Investors in accordance with Rule 506 of Regulation D, or (ii) to Qualified Institutional Buyers in accordance with Rule 144A, and in each case in transactions that are exempt from registration under the U.S. Securities Act and applicable state securities laws. Any sales of Offered Securities made to Substituted Purchasers in the United States will be made directly by the Corporation to Accredited Investors purchasing as Substituted Purchasers, and the Agent and its U.S. Affiliate shall act in the capacity as placement agent for such sales; and

(g)

all purchasers of the Offered Securities in the United States shall be informed that the Offered Securities and Warrant Shares have not been and will not be registered under the U.S. Securities Act and the Offered Securities are being offered and sold to them in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by either Rule 506 of Regulation D or Rule 144A.

4.	The Agent agrees, and will cause each of its U.S. Affiliate to agree, that:

(a)	prior to the Closing Date, the Agent will provide to the Corporation a list of all purchasers of the Offered Securities in the United States;

(b)

on the Closing Date, it, together with its U.S. Affiliate selling Offered Securities in the United States, will provide a certificate, substantially in the form of Annex A to this Schedule A relating to the manner of the offer and sale of the Offered Securities in the United States or be deemed to have represented and warranted that neither it or its U.S. Affiliate has offered or sold Offered Securities in the United States; and

(c)

if the Agent authorize any Selling Firms to offer and sell Offered Securities in the United States through the U.S. Affiliate, the Agent will cause each such firm to acknowledge in writing, for the benefit of the Corporation, its agreement to be bound by the provisions of this Schedule A in connection with all offers and sales of the Offered Securities in the United States. The Agent has not and will not make any other contractual arrangement for the distribution of the Offered Securities in the United States without the prior written consent of the Corporation.

 4

 ANNEX “A”

AGENT’S CERTIFICATE

In connection with the proposed offering of Response Biomedical Corp. (the “Corporation”), each of the undersigned does hereby certify as follows:

(i)

each undersigned U.S. affiliate of the undersigned Agent (the “U.S. Affiliate”) who offered or sold Offered Securities in the United States is duly registered as a broker or dealer under the United States Securities and Exchange Act of 1934, as amended, and the securities laws of each state in which such offer or sale is made (unless exempted from the respective state’s broker-dealer registration requirements) and a member of and in good standing with the Financial Industry Regulatory Authority, Inc. (“FINRA”) on the date hereof and on the date of each offer and sale made in the United States;

(ii)	all offers and sales of Offered Securities in the United States were made only through the U.S. Affiliate and have been effected in accordance with all applicable U.S. broker-dealer requirements;

(iii)

immediately prior to providing a Subscription Agreement to any individual or person, we had reasonable grounds to believe and did believe that each offeree was either (i) an “accredited investor” as defined in Rule 501 of Regulation D (an “Accredited Investor”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or (ii) a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as defined in Rule 144A of the U.S. Securities Act and, on the date hereof, we continue to believe that (i) each person in the United States and (ii) each person offered Offered Securities in the United States, in each case that is purchasing Offered Securities from us, is either an Accredited Investor or Qualified Institutional Buyer;

(iv)

no form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act) was used by us, including without limitation advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Offered Securities in the United States;

(v)	no directed selling effort (as that term is used in Regulation S under the U.S. Securities Act) was made by us in connection with the offer or sale of the Offered Securities in the United States;

(vii)	the offering of the Offered Securities in the United States has been conducted by us and through our U.S. Affiliate in accordance with the terms of the Agency Agreement; and

(viii)

prior to any sale of Offered Securities in the United States or to U.S. Persons we caused each U.S. purchaser that was not a Qualified Institutional Buyer to execute a U.S. Purchaser’s Letter in the form of Exhibit B attached to the U.S. Wrap.

Terms used in this Agent’s Certificate have the meanings given to them in Schedule A of the Agency Agreement unless otherwise defined herein.

Dated this _____ day of , 2013.

BLOOM BURTON & CO. INC.	[U.S. AFFILIATE]

By: ____________________________	By: _______________________________

Name: Jolyon Burton	Name:

Title: Chief Executive Officer &	Title:

Head of Investment Banking

ANNEX D

LETTER AGREEMENT

PRIVATE PLACEMENT LETTER AGREEMENT

This letter agreement (this “Letter Agreement”) is entered into as of September 26, 2013, by and among Response Biomedical Corp., a British Columbia Corporation (“Response”), OrbiMed Private Investments III, LP, a Delaware limited partnership (“OrbiMed Investments”), OrbiMed Asia Partners, LP, a Cayman Islands limited partnership (“OrbiMed Asia”), OrbiMed Associates III, LP, a Delaware limited partnership (“OrbiMed Associates” and together with OrbiMed Investments and OrbiMed Asia, “OrbiMed”), and Bloom Burton & Co. Inc., an Ontario corporation (the “Agent”).

Reference is made to (i) those certain Subscription Agreements (the “Subscription Agreements”), dated as of the date hereof, by and between Response and each of OrbiMed Investments, OrbiMed Asia and OrbiMed Associates; (ii) that certain Agency Agreement (the “Agency Agreement”), dated as of the date hereof, by and between Response the Agent; and (iii) that certain Subscription Receipt Agreement (the “Subscription Receipt Agreement”), dated as of the date hereof, by and among Response, the Agent and Computershare Trust Company of Canada. This Letter Agreement sets out certain terms upon which OrbiMed is prepared to subscribe for subscription receipts issued by Response (the “Subscription Receipts”) as further set out in the Subscription Agreements. The sale and issuance of the Subscription Receipts is referred to herein as the “Transaction”.

1.	Subscription Agreement Modifications: Each of the Subscription Agreements is hereby modified as follows:

(a)	Sections 2.1(m), 2.11, 2.13, 9.1, 9.3 and 9.4 of each of the Subscription Agreements are deemed to be deleted and of no force or effect;

(b)

Response and the Agent acknowledge and agree that notwithstanding Section 2.2(r) of each of the Subscription Agreements, no fee or commission will be payable to the Agent in connection with the subscription by OrbiMed under the Subscription Agreements.

2.	Actions by Response and the Agent: Without express written consent from OrbiMed, Response and the Agent shall not:

(a)	agree to any amendment or waiver of Section 6 (representations and warranties) or Section 11(a) (delivery of opinions) of the Agency Agreement;

(b)	agree to any changes to the Release Deadline or Release Condition, as such terms are defined in the Subscription Receipt Agreement; or

(c)	grant any waivers or exercise any discretionary authority under the Subscription Receipt Agreement or the Agency Agreement, in a manner that could adversely affect OrbiMed.

3.

Closing: Response agrees that until the earlier of (i) satisfaction of the Release Condition; and (ii) termination of the Subscription Receipt Agreement and return of the Escrowed Funds (as such term is defined in the Subscription Receipt Agreement), Response shall not issue more than $4 million of Subscription Receipts (or issue any other securities convertible into common shares on terms different then the terms of the Subscription Receipts) without OrbiMed’s prior written consent.

4.

Reimbursement of Expenses: Upon receipt of the Escrowed Funds by Response, Response shall reimburse OrbiMed for the reasonable, out-of pocket expenses (including legal fees and expenses but excluding brokerage and other similar fees) incurred by OrbiMed in connection with the transactions contemplated by the Transaction; provided that such fees and expenses shall not in the aggregate exceed $50,000 without the prior written consent of Response, such consent not to be unreasonably withheld.

5.

Representations and Warranties: Each of the parties hereto represents and warrants to each of the other parties hereto that such first party (a) has the full corporate right, power and authority to execute and deliver this Letter Agreement, and (b) this Letter Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding agreement of such party enforceable against such party.

6.	No Other Modifications: Except as modified hereby, the terms of the Subscription Agreements, Subscription Receipt Agreement and Agency Agreement shall continue in full force and effect.

7.	Further Assurances: Each party shall execute all further documents or assurances as the other party may reasonably require carry-out the terms and intention of this Letter Agreement.

8.

Governing Law: This Letter Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and any applicable federal laws of Canada, and the parties hereby exclusively attorn to the jurisdiction of the courts of competent jurisdiction of the Province of British Columbia in any proceeding hereunder.

9.

Counterparts and Electronic Means: This Letter Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Letter Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Letter Agreement.

10.

Entire Agreement: This Letter Agreement, together with the Subscription Agreements, Agency Agreement and Subscription Receipt Agreement, constitutes the entire agreement among the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein or therein and supersedes any previous agreements, arrangements or understandings among the parties.

11.

Amendments; Modifications; Waivers: No alteration, amendment, modification or interpretation of this Letter Agreement or any provision of this Letter Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by each of the parties hereto.

The remainder of this page has been intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date first above written.

RESPONSE BIOMEDICAL CORP.

Name:
Title:

ORBIMED INVESTMENTS III, LP

By: OrbiMed Capital GP III LLC, General Partner

Name: Carl Gordon
Title: Member

ORBIMED ASIA PARTNERS, LP

By: OrbiMed Asia GP, L.P., General Partner

Name: Carl Gordon
Title: Member

ORBIMED ASSOCIATES III, LP

By: OrbiMed Advisors LLC, General Partner

Name: Carl Gordon
Title: Member

BLOOM BURTON & CO. INC.

Name:
Title: